SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                                    (REVISED)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [x]

Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[x]     Definitive Proxy Statement-Revised

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Under Rule 14a-12

[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

                        MCKENZIE BAY INTERNATIONAL, LTD.
                (Name of Registrant as specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount previously paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:May 07, 2004



-------------------------------------------------------------------------------

                        McKenzie Bay International, Ltd.
                               3362 Moraine Drive
                           Brighton, Michigan  48114


May 5, 2004

To Our Stockholders,

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of McKenzie Bay International, Ltd. The meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Thursday, June 3, 2004, at 1:30 p.m., local time.

On the following pages, you will find the Notice of Annual Meeting of Stockholders and the Proxy Statement. The Proxy Statement and enclosed proxy card are being furnished to stockholders on or about May 5, 2004. A report on McKenzie Bay's activities and its outlook for the future also will be presented at the meeting.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return as soon as possible the enclosed proxy card. You may return your proxy card by mail or by facsimile. Please refer to the enclosed proxy card for instructions. Sending a proxy will not affect your right to vote in person if you attend the meeting. However, if you hold your stock in a broker or bank "street" account and wish to vote your shares in person at the meeting, you must obtain the appropriate documentation from your broker or bank custodian and bring it with you to the meeting.

                                                        Respectfully,


Brighton, Michigan                                      Gary L. Westerholm
May 5, 2004                                             President and Chief
                                                        Executive Officer





Your Vote is Important.  Even if You Plan to Attend the Meeting,
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.





3362 Moraine Drive
Brighton, Michigan  48114

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of McKenzie Bay International, Ltd. will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Thursday, June 3, 2004, at 1:30 p.m., local time, for the following purposes:

(1)     To elect nine directors to serve one-year terms expiring in 2005;

(2)     To conduct such other business as may properly come before the meeting.

Only stockholders of record as of the close of business on April 21, 2004 are entitled to notice of and to vote at the Annual Meeting.

 A copy of the SEC Form 10-KSB for the fiscal year ended September 30, 2003 is enclosed with this Notice. The Proxy Statement and enclosed proxy card are being furnished to stockholders on or about May 5, 2004.


By Order of the Board of Directors,

Brighton, Michigan                                John W. Sawarin
May 5, 2004                                       Secretary






Your Vote is Important.  Even if You Plan to Attend the Meeting,
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.




MCKENZIE BAY INTERNATIONAL, LTD.

975 Spaulding
Grand Rapids, Michigan 49546


ANNUAL MEETING OF STOCKHOLDERS

May 5, 2004


PROXY STATEMENT

This Proxy Statement and the enclosed proxy card are being furnished to stockholders of common stock of McKenzie Bay International, Ltd. (the "Company") on or about May 5, 2004, in connection with the solicitation of proxies by the Board of Directors to be voted at the 2004 Annual Meeting of Stockholders which will be held on Thursday, June 3, 2004, at 1:30 p.m., local time, and at any adjournment of that meeting. The Annual Meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan.

The purpose of this Annual Meeting is to consider and vote upon: (a) the election of nine directors to serve one-year terms expiring in 2005 and (b) the transaction of any other business that may properly come before the meeting. Proxies in the accompanying form, if properly executed, duly returned to the Company and not revoked, will be voted at the Annual Meeting. If you specify a choice, the shares represented by proxy will be voted as specified. If you do not specify a choice, your shares represented by proxy will be voted for the election of all nominees named in this Proxy Statement and in accordance with the discretion of the person named as proxy on any other matters that may come before the meeting or any adjournment of the meeting.

The presence in person or by proxy of the holders of a majority of shares entitled to vote at the meeting is necessary to constitute a quorum. For purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, all shares for which a proxy or vote is received, including abstentions and shares represented by a broker vote on any matter, will be counted as present and represented at the meeting.

If you sign and return the enclosed proxy card (either by mail or facsimile) you may revoke it at any time before it is exercised by delivering a written notice of revocation to the Secretary of the Company at the address set forth above or by attending and voting at the Annual Meeting.

The Company does not know of any matter to be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting of Stockholders. If any other matter should properly come before the meeting, the persons named in the proxy will have discretionary authority to vote in accordance with their judgment.



ELECTION OF DIRECTORS

The Board of Directors proposes that the following directors be elected to one-year terms expiring in 2005:

Gary L. Westerholm
Gregory N. Bakeman
John W. Sawarin
Rocco J. Martino
Stephen D. McCormick
Donald C. Harms
Doris F. Galvin
John J. DiMora
John A. Popp

This Proxy Statement contains more information about the director nominees. The nominees presently are directors of the Company whose terms will expire at the 2004 Annual Meeting of Stockholders. Unless otherwise directed by a stockholder's proxy, the person named as proxy intends to vote for the nominees identified above. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve or is otherwise unavailable for election, which is not now anticipated, the Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the election of the substitute nominee designated by the Board of Directors. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

A plurality of the shares present in person or represented by proxy and voting on the election of directors is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as shares voted on the election, and these shares will be deducted from the total shares of which a plurality is required.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS


VOTING SECURITIES

Holders of record of common stock, $0.001 par value ("Common Stock"), at the close of business on April 21, 2004, are entitled to notice of and to vote at the Annual Meeting of Stockholders and at any adjournment of the meeting. As of March 5, 2004, 25,450,504 shares of the Company's Common Stock were issued and outstanding. You are entitled to one vote on each matter presented for stockholder action for each share of Common Stock registered in your name at the close of business on the record date. You cannot vote your shares unless you are present at the Annual Meeting or represented by proxy.



SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information as to each person known to the Company to have been the beneficial owner of more than 5% of the outstanding shares of Common Stock as of March 5, 2004. The number of shares stated is based on information provided by each person or entity listed and includes shares personally owned of record by the person or entity and shares which, under applicable regulations, are considered to be otherwise beneficially owned by the person.


                      Amount and Nature of
              Beneficial Ownership of Common Stock

                               Sole Voting  Shared Voting
                                   and           or           Total    Percent
Name of                        Dispositive   Dispositive    Beneficial    of
Beneficial Owner                 Power(1)     Power(2)     Ownership(1) Class(3)
----------------------        ------------- ------------- ------------- --------

Gary L. Westerholm
3362 Moraine Drive
Brighton, Michigan 48114         968,000      4,245,200     5,213,200     19.6%

Gregory N. Bakeman,
Chief Financial Officer
, Treasurer and Director
567,500
1,200
568,700
2.2%


John W. Sawarin
3362 Moraine Drive
Brighton, Michigan 48114       1,580,000        814,600     2,394,600      9.1%

Stephen D. and
Karen A. McCormick
3362 Moraine Drive
Brighton, Michigan 48114       6,246,967      3,473,081     9,720,048     30.6%

SOQUEM, INC.
1000, route de l'Eglise,
bureau 500
Sainte-Foy Quebec CANADA
G1V 3V9                        1,520,133             --     1,520,133      6.0%

John A. Popp
P.O. Box 2917
Midland, MI 48640                  - - -      1,445,430     1,445,430      5.7%
____________________________________

(1) These numbers include shares that may be acquired through options that are exercisable within 60 days after March 5, 2004

(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses or children or other relatives over whom the listed person may have substantial influence by reason of relationship.

(3) These percentages represent the number of shares owned by each beneficial owner as of February 7, 2003, plus the shares that may be acquired by each beneficial owner through the exercise of outstanding stock options and/or warrants within 60 days by each after March 5, 2004, as a percentage of the total of all outstanding shares as of March 5, 2004, plus the total of all shares that may be acquired through the exercise of outstanding stock options and/or warrants by each beneficial owner within 60 days after March 5, 2004.

SECURITIES OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of Common Stock beneficially owned as of March 5, 2004, by each of the Company's Chief Executive Officer, directors and all of the Company's directors and executive officers as a group. The number of shares stated is based on information provided by each person listed and includes shares personally owned of record by the person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by the person.

                      Amount and Nature of
              Beneficial Ownership of Common Stock

                               Sole Voting  Shared Voting
                                   and           or           Total    Percent
Name of                        Dispositive   Dispositive    Beneficial    of
Beneficial Owner                 Power(1)     Power(2)     Ownership(1) Class(3)
----------------------        ------------- ------------- ------------- --------

Gary L. Westerholm,
Chief Executive Officer,
President and Director           968,000     4,245,200(4)    5,213,200    19.6%

Gregory N. Bakeman,
Chief Financial Officer,
Treasurer and Director           567,500         1,200         568,700     2.2%

John W. Sawarin,
Secretary,
Vice President-Product
Marketing and Director         1,580,000       814,600(5)    2,394,600     9.1%

Rocco J. Martino,
Director                         230,000       604,698(6)      834,698     3.2%

Stephen D. McCormick,
Director                       6,246,967     3,473,081(7)    9,720,048    30.6%
Donald C. Harms,
Director                          93,750        55,168(8)      148,918     0.6%

Doris F. Galvin                    2,000                         2,000       *

All directors and executive
officers as a group            9,688,217     9,207,906      18,896,123    54.7%


 *      Less than 1%

(1) These numbers include shares held directly and shares that may be acquired through options that are exercisable within 60 days after March 5, 2004. The number of shares that may be acquired through options that are exercisable within 60 days after March 5, 2004, for each listed person is as follows:

Gary L. Westerholm           963,500
Gregory N. Bakeman           555,000
John W. Sawarin              780,000
Rocco J. Martino             230,000
Stephen D. McCormick       6,216,667
Donald C. Harms               93,750
Doris F. Galvin              - - -
------------------------------------------
 All directors and executive
  officers as a group        8,838,917
                             =========
(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses or children or other relatives over whom the listed person may have substantial influence by reason of relationship.

(3) These percentages represent the number of shares owned by each beneficial owner as of March 5, 2004, plus the shares that may be acquired by each beneficial owner through the exercise of outstanding stock options within 60 days by each after March 5, 2004, as a percentage of the total of all outstanding shares as of March 5, 2004, plus the total of all shares that may be acquired through the exercise of outstanding stock options by each beneficial owner within 60 days after March 5, 2004.

(4) The shares reported include the following: (a) 3,957,700 shares held by The Westerholm Family Living Trust, dated June 8, 1995, a revocable trust of which Mr. Westerholm is co-trustee and a beneficiary; (b) 200,000 shares held by Mr. Westerholm's spouse; and (c) 87,500 shares owned by Mr. Westerholm's son who resides in his household.

(5) The shares reported include the following: (a) 754,600 shares held by Mr. Sawarin's spouse; and (b) 60,000 options that may be acquired by Mr. Sawarin's spouse through options that are exercisable within 60 days after March 5, 2004.

(6) The shares reported are held by Martino Investment Partners L.P., of which Mr. Martino and his spouse are general partners.

(7) The shares reported include the following: (a) 2,535,018 shares held jointly by Mr. McCormick and his spouse; (b) 938,063 shares held by McCormick Incorporated, a company of which Mr. McCormick is President and a shareholder; and (c) 6,216,667 shares that may be acquired by Mr. McCormick through the exercise of outstanding options within 60 days after March 5, 2004.

(8) The shares reported are held by The Harms Family Living Trust, dated December 31, 1983, a revocable trust of which Mr. Harms is co-trustee and a beneficiary.



                               BOARD OF DIRECTORS

The Company's Board of Directors is currently set at nine members, all of whom are standing for reelection. Biographical information is presented below for each person who is nominated for election as a director at the 2004 Annual Meeting of Stockholders. Unless otherwise noted, each nominee for director has had the same principal employment for the last five years.


Nominees for Election to Terms Expiring in 2005

Gary L. Westerholm (age 59) has been a director since 1999 and has served as President and Chief Executive Officer since February 1999. In 1996, Mr. Westerholm co-founded McKenzie Bay Resources. Mr. Westerholm, a certified public accountant, established the certified public accounting firm of Gary Westerholm CPA, PC in 1981, which operated until Mr. Westerholm sold the firm in 1995. In 1985, Mr. Westerholm co-founded London Aggregate Ltd., an open-pit mining company which was sold to SE Johnson & Company in 1994. In 1995, Mr. Westerholm received his Series 7 marketing securities license from the NASD and worked as a registered representative of Linsco Private Ledger, a stock brokerage firm located in Plymouth, Michigan until he resigned in 1997 to found the Company. Mr. Westerholm is a member of the Michigan Association of Certified Public Accountants and the American Institute of Certified Public Accountants.

Gregory N. Bakeman (age 48) has been a director since 2000 and has served as Chief Financial Officer since February 2001 and Treasurer since December 2001. Before joining the Company, Mr. Bakeman was President and Chief Executive Officer of Newlefe Group, Inc., a corporate finance consulting company. From 1999 to 2000, Mr. Bakeman served as Chief Financial Officer of Micro-C Technologies, Inc., a manufacturer of computer chip production equipment, which was sold to Kokusai Electric, Ltd. in March 2000. From 1997 to 1999, Mr. Bakeman was a Vice President in the Investment Banking Department of First of Michigan Corporation (a Fahnestock & Co. wholly owned subsidiary). From 1996 to 1997, Mr. Bakeman served as Vice President-Business Development with Fleet Capital Corporation, an asset based lending company.

John W. Sawarin (age 69) has been a director since 1999 and has served as Secretary since 1999 and Vice President-Product Marketing since January 2003. Mr. Sawarin previously served as Treasurer from 1999 to March 2002. In 1996, Mr. Sawarin co-founded McKenzie Bay Resources. From 1961 to 1996, Mr. Sawarin was employed by Sandoz Canada Inc., a subsidiary of Sandoz Pharma AG, in various capacities, including from 1982 to 1996 serving as Regional Sales Manager, National Training and Development Manager and National Sales Manager. From 1987 to 1990, Mr. Sawarin was a director, and from 1990 to 1992 Chairman, of the Association of Pharmaceutical Medical Representatives (now named Consul for Continuing Pharmaceutical Education), the education division of the Pharmaceutical Manufacturers Association of Canada. From 1996 to 1998, Mr. Sawarin served as a consultant to Novartis Pharma Canada, a division of Novartis International AG, the company formed as a result of the merger of Sandoz and Ciba-Giegy Corp.; Bioniche Inc., a biotechnology company then located in London, Ontario; and to Zymaxx Communications, a publishing company then located in London, Ontario. Since 1996, Mr. Sawarin has been Secretary, Treasurer and a director of Xemac Resources, Inc., a Quebec mining company listed on the Canadian Venture Exchange under the symbol "XEM."

Rocco J. Martino (age 49) has been a director since 1999. Since 1989, Mr. Martino, a certified public accountant, has been a partner with LaSalle Capital Group Inc., a private equity group that pursues the acquisition of small- to middle-market companies, principally in the manufacturing and niche-distribution sectors. Mr. Martino worked for Price Waterhouse in Chicago from 1979 to 1989, spending his last six years in the Mergers and Acquisitions Group. After being promoted to partner at Price Waterhouse, Mr. Martino joined LaSalle Capital Group. Since 1995, Mr. Martino has been the Chairman of the general partnership that manages National Metalwares, L.P., a manufacturer, fabricator and finisher of welded steel tubing and tubular components. Since 1992, Mr. Martino has served as director of Precision Products Group, Inc., a producer of precision custom springs and tubes for various industries, including automotive, electrical, office equipment, agricultural and medical. Since 2000, Mr. Martino has been Chairman of Simplex Manufacturing Company, a manufacturer of aviation fire suppression systems, agricultural spraying systems and other airborne accessory systems. From 1989 to 2000, Mr. Martino was a director and general partner of one of the two general partners of Wm. E. Wright L.P., a manufacturer and distributor of various sewing notions and craft items sold through numerous retail and industrial outlets. Mr. Martino earned a Bachelors degree in Business Administration- Finance from Notre Dame University in 1976, and a Masters degree in Business Administration from Loyola University, Chicago, in 1978.

Stephen D. McCormick (age 58) has been a director since July 26, 2002. Since 1997, Mr. McCormick has served as President of McCormick Incorporated, a holding company that owns businesses involved in the construction industry. Since 1987, Mr. McCormick has served as Executive Vice President of Northern Improvement Company, a company focused on road building and movement of earth materials, and Vice President of McCormick Construction Equipment Company, both subsidiaries of
McCormick Incorporated.   Mr. McCormick joined Northern Improvement Company in
1969 and served in various positions, including Field Supervisor from 1969 to 1971, Field Operations Manager from 1971 to 1975, Vice President of Operations and Equipment from 1975 to 1984 and Senior Vice President of Operation from 1984 to 1987. From 1967 to 1969, Mr. McCormick served in the United States Army in the US Army Corp of Engineers.

Donald C. Harms (age 62) has been a director since November 12, 2002. Mr. Harms is a principal of Larson, Harms & Bibeau, P.C., a law firm located in Farmington Hills, Michigan. Mr. Harms has served as outside general counsel to the Company since April 1999.

Doris F. Galvin (age 49) has been a director since March 1, 2004. Ms. Galvin is self-employed as a consultant and is the owner of an art gallery. From 1979 to 2002, Ms. Galvin was a Senior Vice President - Global Development of CMS Energy, a company engaged in international business development, strategy and investment.

John J. DiMora (age 56) has been a director since May 1, 2004. Mr. DiMora is the owner and operating principal of Keller Williams Realty, a regional real estate sales franchise which owns 22 offices throughout Michigan and northern Ohio. Mr. DiMora is also the owner and operating principal of Keller Williams Northville Market Center, a realty office in Northville, Michigan.

John A. Popp (age 67) has been a director since May 1, 2004. Mr. Popp was the founder and is presently the Chairman of the Board of M.A.P. Mechanical Contractors, Inc. of Midland, Michigan. He is the founder and presently Secretary and Treasurer of Enviro Tech Coatings, LLC, a high-tech metal coating business and is also the founder of Space Venture, LLC, a real estate development company in the State of Michigan.


                             SIGNIFICANT EMPLOYEES

Jacquelin Dery (age 63) has been an Executive Officer and Director of Dermond, Inc. since 1966. He is a professional engineer educated at Ecole Polytechnique, University of Montreal, with a degree in electrical engineering. In 1996, he co-formed Dermond, Inc. to improve existing vertical axis wind turbine technology to fulfill the specific needs of isolated diesel-driven electrical grids. From 1974 to 1996, he worked for Hydro-Quebec where he was responsible for overall management of a $140,000,000.00 project to build a new 70MW diesel-driven power plant, provided technical direction over conceptual engineering, detail engineering, installation and testing of a $28,000,000.00 project for a new type of 4MW vertical axis wind power generator, and provided direction of a technical study aimed at replacing a 10MW emergency diesel power plant in the Gentilly nuclear facility. Prior to joining Hydro-Quebec from 1971 to 1974, he worked for Sonatrach, Skikda, Algeria where he implemented a maintenance management system in a newly-built Natural Gas Liquefaction plant. From 1968-1971, he worked for the Atomic Energy Of Canada Ltd, Whiteshell Nuclear Research Establishment, Pinawa, Manitoba, Canada, where he performed conceptual studies and direction of detail engineering for installing experimental research loops at the Nuclear Research Establishment, including in-core nuclear reactor experimental loops. Mr. Dery is a Member of "Ordre des IngEnieurs du QuEbec."

Laurent B. Mondou (age 64) has been an executive officer and director of Dermond since 1966. He is a Professional Engineer, educated at Ecole Polytechnique, University of Montreal with a degree in Civil Engineering, and Ecole des Hautes Etudes Commerciales, University of Montreal, Montreal, Quebec, Canada where he has a degree in Business Administration. In 1996 he co-formed Dermond. From 1995-1996 and 1990-1991, he worked for Kamyr Enterprises Inc. where he prepared market studies, a 3-year strategic plan, project proposals and was the contact for senior executives in pulp and paper industries and government authorities. From 1993 to 1994, he worked for gestion Lehoux et Tremblay Inc. where he provided engineering for revamping power and pulp and paper plants, prepared studies on cogeneration plants and gave construction expertise. From 1991 to 1992 he worked for Arno Electric Ltd. where he developed a mechanical and piping division for industrial sectors, including aluminum, pulp and paper, hydraulic power, electrical substations and cogeneration. From 1989 to 1990, he worked for Dominion Bridge where he developed a mechanical and piping division for industrial sectors including aluminum, pulp and paper, hydraulic power, electrical substations, cogeneration, refinery and metallurgy. From 1974 to 1989, he worked for BG Checo International Ltd. where he lead business development for industrial projects such as petro-chemistry, pulp and paper,
metallurgy and oil rigs.   From 1963-1973 he provided construction management on
industrial projects for SNC Inc. Mr. Mondou is a Member of "Ordre des IngEnieurs du QuEbec."

Michel Garon (age 52) has been General Manager of Lac DorE since November 2002. Mr. Garon's career has been in mining, performing a variety of management functions for more than 20-years. From 1995 until joining Lac DorE Inc. in November 2002, Mr. Garon was General Manager for Noranda's Matagami Mine, in charge of two underground mining operations (annual operating budget - $35MM), including a concentrator and all the ancillary services. He was also responsible for the construction and development of a new underground operation (investment - $85 MM). He was Vice President of smelting operations for the Brunswick Mining and Smelting Corporation Ltd in New Brunswick, Manager of the Opemiska Division of Minnova Inc. including three underground mines, a concentrator and all the ancillary services, and was superintendent of several operations from 1981 - 1987. Mr. Garon has a Masters in Applied Sciences, Ecole Polytechnique of Montreal, 1976 and Bachelor in Applied Sciences, Mining Engineering, Ecole Polytechnique of Montreal, 1975.

Jan Mracek (age 47) has been Director of Technology of Lac Dore since January, 2003. Mr. Mracek is a Metallurgist with 22 years of experience in hydrometallurgy, in both research and plant operations. Mr. Mracek was responsible for technical research, design and commissioning of new technologies, including the development of an innovative vanadium recovery and refining process for McKenzie Bay. In operations, he focused on new technologies and improved plant performance. His responsibilities have included process selection, development and design; preparation of P&IDs and flow sheets; vendors evaluation; and selection of process equipment. Mr. Mracek has worked as a Metallurgist for SNC-Lavalin Engineers & Contractors Inc., Toronto, Ontario and Rustenburg Base Metals Refiners (Pty) Ltd., Rustenburg, South Africa; Plant Superintendent, Rhombus Vanadium (Pty) Ltd., Rustenburg, South Africa; Technical Development Manager, Hydrometallurgical Plant Bruntal, Bruntal, Czech Republic, and Researcher to Head of Metals Productions Department, Research Institute of Metals, Panenske Brezany, Czech Republic. Mr. Mracek has a PhD, Physical Metallurgy, Institute of Chemical Technology, Prague, Czech Republic, 1987 and MSc, Chemical Technology and Metallurgy, Institute of Chemical Technology, Prague, Czech Republic, 1980.


                         BOARD COMMITTEES AND MEETINGS

The Company's Board of Directors, which is responsible for the overall management of the business and affairs of the Company, held eleven meetings during the last fiscal year. Each director attended 81% or more of the aggregate of the total number of Board of Directors meetings.

The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. The Board of Directors had previously attempted to establish a Corporate Governance Committee, but during the past fiscal year, the Board of Directors, as a whole, has acted as the Corporate Governance Committee.

Audit Committee.  The Audit Committee is responsible for, among other things:
(a) retaining, overseeing, evaluating and, if appropriate, terminating the independent auditors (subject to shareholder approval); (b) annually reviewing the performance of the independent auditors and the Company's internal audit function; (c) at least annually, reviewing all relationships between the independent auditors and the Company to assess independence; (d) overseeing the Company's financial reporting process on behalf of the Board of Directors; (e) approving the nature and scope of services to be performed by the independent auditors and reviewing the range of their fees for such services; (f) reviewing the Company's financial statements that are included in the Company's reports on Form 10-KSB and Form 10-QSB; (g) reviewing the Company's accounting and financial controls, including the Company's policies and systems with respect to risk assessment and risk management; (h) establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and (i) reviewing the results of the annual audit and policies and practices regarding conflicts of interest and compliance with laws, rules and regulations.

The members of the Audit Committee during the past fiscal year were Messrs. Martino (Chairman) and McCormick. On March 1, 2004, Ms. Galvin was appointed by the Board of Directors to the Audit Committee to replace Mr. McCormick. The Audit Committee operates under a written charter for the Audit Committee, a copy of which is available from Mr. Rich Kaiser (1-800-631-8127). The Audit Committee held two meetings during the fiscal year ending September 30, 2003.

Compensation Committee. The Board of Directors has established a charter for the Compensation Committee which will be responsible for, among other things:
(a) recommending the cash and other incentive compensation, if any, to be paid to the Company's Executive Officers; (b) determining the individuals to whom and the terms upon which options will be granted under stock-based compensation plans approved by the Board of Directors; (c) the number of shares to be subject to each option; and (d) the form of consideration that may be paid upon the exercise of an option. In fiscal year ending September 30, 2003, the Board of Directors acted as a Compensation Committee. In April 2004, the Board of Directors appointed Mr. McCormick and Ms. Galvin as members of the Compensation Committee.

Compensation of Directors. The Company does not pay its Directors a retainer for attendance at board or committee meetings. The Company reimburses Directors for the reasonable expenses incurred in connection with attending meetings of the Board of Directors and its committees.

At the beginning of each fiscal year, each Director receives a 10-year option for the purchase of 50,000 shares of the common stock of the Company exercisable at the fair market value of the shares on the first trading day of October in each year. A Director who has or will serve on the Board of Directors for less than an entire fiscal year will be granted an option to purchase a pro-rata number of shares. The options are fully vested upon grant.

The Company has no other arrangements pursuant to which any of the Company's Directors were compensated during the fiscal year ended September 30, 2003 or are expected to be compensated in the future for any service provided as a Director.

In February 2004, the Company extended the termination date from March 14, 2004 to September 15, 2008 of options which had been previously granted to purchase an aggregate of 300, 000 shares of the common stock of the Company. These options had previously been granted to Gary L. Westerholm, Gregory N. Bakeman, John W. Sawarin and Rocco J. Martino. The options are exercisable at $1.00 per share.

Shareholder Nominations. The Board of Directors will consider nominees recommended by stockholders if the following procedures are satisfied. A stockholder of record of shares of a class entitled to vote at any meeting of stockholders called for the election of directors (an "Election Meeting") may make a nomination at the Election Meeting if, and only if, that stockholder first has delivered a notice to the Company, not less than 15 days nor more than 45 days before the Election Meeting; provided, however, that if the Company gives less than 30 days notice of the date of the Election Meeting or if the only public disclosure of the date of the Election Meeting is the written notice of the Election Meeting delivered to stockholders, a stockholder must deliver the notice no later than the close of business on the 10th day following the day on which the notice of the Election Meeting was mailed or the public disclosure of the meeting was made.

The stockholder's notice must set forth with respect to each proposed nominee:
(a) the name, age, business address and residence address of the nominee; (b) the principal occupation or employment of the nominee; (c) the class and number of shares of capital stock of the Company that are beneficially owned by the nominee; (d) a statement that the nominee is willing to be nominated and to serve; and (e) such other information concerning the nominee as would be required under the rules of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee. The stockholder's notice also must set forth the stockholder's name, address and the class and number of shares of capital stock of the Company that the stockholder beneficially owns.


                             AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of McKENZIE BAY INTERNATIONAL, LTD. for the year ended September 30, 2003 with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees) and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.


                                                Respectfully submitted,


                                                Rocco J. Martino, Chairman
                                                Doris F. Galvin




                             EXECUTIVE COMPENSATION

The following table shows certain information concerning the compensation earned during the fiscal year ended September 30, 2003 by the Chief Executive Officer and the Chief Financial Officer. No other executive officer of the Company earned compensation in excess of $100,000 during the fiscal year.

Summary Compensation Table


                                                            Long Term
                                                           Compensation
                                                           ------------
                                       Annual
                                     Compensation
                                     ------------              Awards
                                                             Securities
                                                       Underlying Options/SARs
Name and Principal Position   Fiscal Year     Salary  (shares of (common stock)
--------------------------------------------------------------------------------
Gary L. Westerholm,
President and CEO                2003        $115,500      200,000 shares

Gregory N. Bakeman,
Treasurer and CFO                2003        $110,250      200,000 shares



The Company's stock option plans have historically been administered by the Board of Directors. The Company last year established a Compensation Committee of the Board of Directors, but had not arrived at a charter for the Compensation Committee and so the committee did not become active in making recommendations concerning compensation matters to the Board of Directors. In March 2004, the Board of Directors adopted a charter for the Compensation Committee and in April, 2004, the Board of Directors appointed Stephen D. McCormick and Doris F. Galvin to the Compensation Committee. It is expected that the committee will determine the individuals to whom and the terms upon which options will be granted, the number of shares to be subject to each option and the form of consideration that may be paid upon the exercise of an option. Through this point, the full Board of Directors has taken all actions related to compensation issues of Executive Officers and Directors



The following table sets forth information regarding stock options granted to the Chief Executive Officer during the fiscal year ended September 30, 2003:

Name                   Number of       % of Total
                       Securities     Options/SARs
                       Underlying        Granted  to
                     Options/SARs      Employees in  Exercise or
                  Granted (shares of     Fiscal      Base Price     Expiration
                     common stock)        Year          ($/Sh)          Date
------------------  --------------  ---------------  ----------    ------------
Gary L. Westerholm      100,000                         $1.00        9/30/07
                         50,000         18.6%           $1.50        9/30/12
                         50,000                         $1.88        2/10/13



Gregory N. Bakeman      100,000                         $1.00        9/30/07
                         50,000         18.6%           $1.50        9/30/12
                         50,000                         $1.88        2/10/13





On February 21, 2002, the Company granted options to purchase shares of Common Stock over a five-year period to Mr. Westerholm under the Company's 2001 Employee Incentive Stock Option Plan. Mr. Westerholm is entitled to exercise his options at 110% of the fair market value of the Common Stock at the grant date. These options vest in equal increments over three years. Options terminate, subject to certain limited exercise provisions, in the event of death or termination of employment or directorship.

The following table summarizes the total number of options held by the Chief Executive Officer and the Chief Financial Officer as of September 30, 2003. An option is considered "in the money" for purposes of this table if its exercise price was lower than the market value of our common stock as of September 30, 2003 ($1.88 per share).

Name              Shares   Value      Number of Securities
                 Acquired Realized  Underlying Unexercised  Value of Unexercised
                    on       ($)     Options/SARs at FY-End     In-the Money
                 Exercise               (shares of                 Options/SARs
                                           common stock)           at FY-End
                                        Exercisable/              Exercisable/
                                        Unexercisable            Unexercisable
--------------------------------------------------------------------------------
Gary L. Westerholm  -0-     -0-     863,500/66,500          $669,465/$25,935
Gregory N. Bakeman  -0-     -0-     455,000/0               $350,900/0




             EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT, AND
                         CHANGE IN CONTROL ARRANGEMENTS

On March 21, 2003, we entered into an employment agreement with each of Messrs. Westerholm, Bakeman and Sawarin pursuant to which they will serve as executive officers and receive annual base compensation of $121,000, $115,500 and $93,500, respectively. We have agreed to review the compensation annually during the last month of each fiscal year and to grant increases in compensation which will be effective on the first day of the immediately following calendar year, based upon the respective employee's performance, scope of responsibility assumed, compensation paid to similar employees in similar companies and such other factors as may guide us in setting reasonable compensation. In September 2003, we did not review the compensation because of our financial condition. Unless sooner terminated as provided for in the agreements, the terms of employment continue until April 1, 2006, provided, however, that such terms shall automatically be extended for additional periods of twelve months each unless we give notice, not less than three months prior to the expiration of the term, including any extensions, of the termination of the employment effective as of the next succeeding anniversary date of the expiration of the term or any extension. Each employee has the right to participate in all senior executive benefit, bonus and/or stock option plans we maintain and are available to our senior executive officers generally. In the event of the termination of an employee's employment as a result of disability, we will pay him an amount equal to his base annual salary less any credit for sick pay or other benefits received by him deriving from any private medical insurance or other similar arrangements entered into by us. Any of the employees may voluntarily terminate his employment with us at any time on at least 30 days prior written notice to us and shall then be entitled to receive his base salary until the date his employment terminates and certain other benefits. If there should be (a) a sale of substantially all our assets; (b) a merger, amalgamation or consolidation of us to form a new entity; or (c) a change in control of us and as a result an employee's employment is terminated but the acquirer or the new entity, as the case may be, offers the employee employment on terms and conditions that are essentially the same or better than those provided under his respective employment agreement, if the employee refuses that offer, the employee will not be entitled to any compensation under his employment agreement. If, however, upon any of such three events the employee is not offered employment by the acquirer or new entity, then the employee shall be entitled to receive his annual salary for a period of three years from the termination and any accrued but unpaid vacation pay. All other benefits the employee may have under the senior executive benefit bonus and/or stock option plans and programs of the employer shall be determined in accordance with the terms and conditions of such plans and programs. If we breach any provision of an employee's employment agreement and such breach is not cured by us within 15 days after receipt of written notice of the breach, the employee shall be entitled to receive his base salary for a period of three years and all other rights and benefits the employee may have under our senior executive benefit, bonus and/or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs. We are in breach of each of the employment agreements because we have not paid the required salaries.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 6, 2001, the Company entered into an agreement with Roberts Construction Company whereby Roberts Construction Company proposed to purchase the Kelsey Lake diamond mine, which is owned by Great Western Diamond Company, a subsidiary of the Company. Roberts Construction Company is a subsidiary of McCormick Incorporated. Stephen D. McCormick, a director of the Company, is President and a shareholder of McCormick Incorporated. At the time of entering into the agreement, however, Mr. McCormick was not a director of the Company.

The sale agreement provided that Roberts Construction Company was required to pay all operating costs and certain liabilities relating to the Kelsey Lake diamond mine, which would be applied to the purchase price of the mine if the deal was completed. If the purchase did not close, Roberts Construction Company was entitled to reimbursement of these costs. In March 2002, Roberts Construction Company informed the Company that it was terminating the agreement and would not complete the purchase. Accordingly, the Company reimbursed Roberts Construction Company for the costs and liabilities it incurred by issuing 952,317 shares of Common Stock to Roberts Construction Company and 101,471 shares of Common Stock to Mr. McCormick.

We previously granted Soquem an option to purchase a 20% undivided interest in the Lac Dore project if Soquem provided funding for 20% of the capital expenditures for the Lac Dore project. On April 17, 2003, Soquem relinquished any rights it had relating to the deposits in exchange for 250,000 shares of our common stock.

The company retained the firm of Larson, Harms & Bibeau, P.C. to perform certain legal services for the company and we expect to continue to do so in the future. Since October 1, 2002, we have incurred legal fees and expenses with such firm of approximately $160,000.00. Donald C. Harms, one of our Directors, is a principal of Larson, Harms & Bibeau, P.C. On May 15, 2003, we issued 20,000 shares of our common stock in consideration of the forgiveness of $17,100.00 we owed to Larson, Harms & Bibeau, P.C. At the direction of Larson, Harms & Bibeau, P.C. 10,000 of the shares were issued to a trust, the sole beneficiaries and co-trustees of which are Mr. Harms and his spouse. At the time of the issuance, the market value of our common stock was $.95 per share.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission. Directors, officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the fiscal year ended September 30, 2003, the Company believes that, except as provided below, its officers and directors timely complied with applicable filing requirements during the Company's last fiscal year. Exceptions: Mr. McCormick filed one report late involving a total of three transactions.


STOCKHOLDER PROPOSALS

Proposals that stockholders intend to present at the next Annual Meeting of Stockholders and that a stockholder would like to have included in the proxy statement and form of proxy relating to that meeting must be received by the Company no later than December 4, 2004, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals of stockholders should be made in accordance with Securities and Exchange Commission Rule 14a-8 and should be addressed to the Secretary of McKenzie Bay International, Ltd., 975 Spaulding Avenue, Grand Rapids, Michigan 49546. All other proposals of stockholders that are intended to be presented at the next Annual Meeting of Stockholders must be received by the Company not later than fifteen days prior to the announced date of said meeting, or they will be considered untimely.


SOLICITATION OF PROXIES

The Company will bear all costs of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy materials to beneficial owners. Solicitation of proxies will be made initially by mail. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation. Proxies may be solicited by nominees and other fiduciaries and by the Company's transfer agent who may mail materials or otherwise communicate with beneficial owners of shares held by them.

                                              By Order of the Board of Directors

                                                       /s/ John W. Sawarin
                                                        ---------------
Brighton, Michigan                                      John W. Sawarin
March 3, 2004                                           Secretary


===========================================

EXHIBIT 'A'-PROXY CARD


             PROXY   MCKENZIE BAY INTERNATIONAL, LTD.        PROXY
                              975 Spaulding Avenue
                          Grand Rapids, Michigan 49546

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2004

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of McKenzie Bay International, Ltd. to be held on June 3, 2004, and hereby appoints Gary L. Westerholm attorney and proxy of the undersigned, with full power of substitution, to vote all shares of the undersigned in McKenzie Bay International, Ltd. at such Annual Meeting, and at any adjournment thereof, for the purpose of acting upon the proposals referred to below , and of acting in his discretion upon such other matters as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxy cannot vote your shares unless you sign and return this card by mail or facsimile.

Please mark your vote by filling in the box, using dark ink only.

Your Board of Directors Recommends That You VOTE FOR ALL NOMINEES.

                                                              For All
1.  To elect nine directors for one-year    For   Withheld    Except
    terms expiring in 2005.



Nominees:               Gary L. Westerholm
                        Gregory N. Bakeman
                        John W. Sawarin
                        Rocco J. Martino
                        Stephen D. McCormick
                        Donald C. Harms
                        Doris F. Galvin
                        John J. DiMora
                        John A. Popp


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike through that nominee's name in the list at right.)

SIGNATURE(S)

Date: ____________________, 2004

Note:   Please sign exactly as your name(s) appears on this Proxy.  When signing on behalf of a corporation, partnership, guardian or trustee, indicate title or capacity of person signing. If shares are held jointly, each holder should sign.

PLEASE NOTE: The total amount of shares held in this account is the last number listed on the top row of the address label above the holder name.

PLEASE SEND THIS PROXY CARD FOR TABULATION TO:

SIGNATURE STOCK TRANSFER, INC. 2301 OHIO DRIVE, SUITE 100 PLANO, TEXAS 75093

FOR FASTER RESULTS FAX THIS PROXY CARD TO SIGNATURE'S OFFICE AT (972) 612-4122
==============================

EXHIBIT 'B'- Year End Report 10KSB for period Ending September 30, 2003

ECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-KSB
                    ANNUAL REPORT UNDER SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                  For the fiscal year ended September 30, 2003

                  TRANSITION REPORT UNDER SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         For the transition period from ___________ to ________________

                       Commission File Number: 000-49690

                        McKENZIE BAY INTERNATIONAL, LTD.
                 (Name of small Business Issuer in Its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                   Incorporation or Organization)  51-0386871
                      (I.R.S. Employer Identification No.)

                            975 Spaulding Avenue SE
                             Grand Rapids, Michigan
                    (Address of Principal Executive Offices)
                                     49546
                                   (Zip Code)

                                 (616) 940-3800
                (Issuer's Telephone Number, Including Area Code)

      Securities registered pursuant to Section 12(b) of the Exchange Act:

None

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, $0.001 Par Value

Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been
subject to such filing requirements for the past 90 days.  Yes   No _X_

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB.   -

The issuer's revenues for the fiscal year ended September 30, 2003 were $0.

On April 15, 2004, the aggregate market value of the voting and non-voting common equity held by non-affiliates of the issuer was approximately $32,141,239 computed by reference to the price at which the common equity was sold.

On April 15, 2004, the issuer had outstanding 25,663,575 shares of Common Stock, $0.001 par value.

Transitional small Business Disclosure Format (check one): Yes   No [X]

                                     PART I

ITEM 1.         DESCRIPTION OF BUSINESS.

Recent Development

On April 6, 2004, we entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP under which Cornell has agreed, subject to our satisfaction of the conditions described below, to purchase from us, from time to time, our common stock for a price of up to $15,000,000. The price per share is to be an amount equal to 99% of the lowest volume weighted average price ("VWAP") of our common stock as quoted by Bloomberg, LP during the five consecutive trading days after we give notice to Cornell of a sale of our shares to Cornell. We may require Cornell to purchase shares having a price of up to $625,000 upon giving notice not less than six trading days prior to the date of the anticipated purchase. Prior to any purchase shares by Cornell, we must have satisfied each of the following conditions:

- Our common stock shall have been authorized for quotation on a principal market such as the OTC Bulletin Board, the NASDAQsm all Cap Market, the American Stock Exchange or similar market;

- We must have deposited the shares of common stock being sold with Cornell's counsel under an Escrow Agreement;

- We must file a registration statement with the SEC in order to register the shares under the Securities Act of 1933 and the registration statement must have been declared effective by the SEC;

- We must have obtained any permits required for the offer and sale of the shares and certain other securities from any state where securities will be sold or have available an exemption therefrom;

- We must have filed in a timely manner all reports, notices and other documents we are required to file under the Securities Exchange Act of 1934;

- Our transfer agent must meet certain eligibility requirements; and

- We must pay certain fees as set forth below.

Although there is no time limit in which we must satisfy the conditions, there can be no assurance that we will be able to satisfy each of them. In addition, based upon certain positions of the Division of Corporation Finance of the SEC, we anticipate that it may be difficult or impossible to register the shares prior to their purchase by Cornell.

If the conditions are satisfied, Cornell's obligation to make purchases under the agreement will terminate 24 months after the date on which the SEC first declares effective our registration statement relating to the shares to be purchased by Cornell.

Under the agreement with Cornell, we have agreed to pay the following

- $15,000 to Cornell's legal counsel for acting as an Escrow Agent in the amount of and an additional $500 upon each purchase by Cornell;

- A payment to Cornell of 5% of each of its purchases;

- 119,984 shares of our common stock as of the date of the Standby Equity Distribution Agreement and an equal number of shares on the date the Registration Statement is effective, equal in total to $540,000.00; and

- A due diligence fee of 2,500.

We have also entered into a Registration Rights Agreement with Cornell under which we have agreed to file a registration statement with the SEC and cause the registration statement to be declared effective by the SEC prior to the first sale of shares to Cornell. We have agreed to maintain the registration statement's effectiveness until Cornell has sold all of its shares included in the registration statement.

We have entered into a Placement Agent Agreement with Spencer Clarke, LLC under which Spencer Clarke agreed to review the terms of the Standby Equity Distribution Agreement and advise us with respect to the terms. Spencer Clarke's fee for these services was $10,000 which we satisfied by the issuance to Spencer Clarke of 4,444 shares of our common stock. We will also pay Spencer Clarke for its services as a placement agent in introducing us to Cornell an amount equal to 10% of the gross proceeds of each purchase of our shares advance of which $25,000 has been paid and the balance shall be paid at the time or times that Cornell purchases shares from us and we will issue to Spencer Clarke warrants to purchase shares of our common stock in an amount equal to 10% of the number of shares sold to Cornell.

Background

Prior to July 2003, we intended to primarily engage in the development of our Lac Dore vanadium deposit in Chibougamau, Quebec. Based upon a market study, undertaken as part of the feasibility study by SNC-Lavalin, dated April 2002, we believe that successful introduction of new vanadium-based bulk-energy storage devices (large batteries) could generate increased demand for vanadium, which may make exploitation of the Lac Dore deposit economically feasible. To date, however, the limited sales growth of vanadium batteries has not generated the demand for vanadium which we anticipated. We cannot forecast when, if ever, any meaningful increase in sales for vanadium based batteries may occur. Except for research and development work on our vanadium refining technology, we have deferred engaging in any material developmental or operational activities in connection with the deposit. In order to retain full rights to the mining claims in the deposit, we must perform and/or fund certain exploration and development-related work as specified by applicable regulations or we must pay a total of approximately $38,000 per year.

Because of our belief in the growing interest in alternative energy generation devices, we have altered our business plan in July 2003 to concentrate on wind powered alternative energy systems.

We do not have the capital to further fund or develop any of our proposed business activities. Although we have been and are currently seeking funding, there can be no assurance that we will receive adequate funding, if any, or that the terms of any such funding will not be unfavorable to us. Other than our agreement with Cornell, which is subject to conditions we may not be able to satisfy, we have not received any commitment for funding. Our ability to engage in the business activities described below is dependant upon our acquisition of significant funds.

We are in a developmental stage and have never realized any meaningful revenues. Our independent auditor has stated in its report dated December 23, 2003 that we have suffered recurring losses and have a deficiency in assets that raise substantial doubt about our ability to continue as a going concern.

We were incorporated in Delaware on August 17, 1998.

Unless the context in this Annual Report otherwise requires, all references in this Annual Report to "our," "us" and "we" refer to McKenzie Bay International, Ltd. and its subsidiaries.

Wind Powered Alternative Energy Systems

Acquisition of Dermond Inc.

On February 12, 2002, we acquired all of the outstanding shares of common stock of Dermond Inc., a Canadian corporation formed in 1996 from Jacquelin Dery and Laurent Mondou. Dermond owned the technology referred to as the Dermond Wind Turbine. The technology relates to improvements to the Darrieus style vertical axis wind turbine, a generator assembly to produce electricity and a self-erecting structure for the wind turbine. The purchase price consisted of:

- The issuance  to each of the sellers of 50,000 shares of our common stock;

- The payment to each of the sellers of CDN$25,000.

In connection with the purchase, we entered into an employment agreement and royalty agreement with each of the sellers. Pursuant to the employment agreements, the sellers are employed as Vice Presidents of Dermond until February 12, 2007, subject to additional periods of one year each unless a party gives requisite notice of termination. Each of the employees is entitled to receive an annual salary of CDN $65,000 (approximately $49,000 U.S. on March 31,
2004) which will increase to CDN $85,000 (approximately $64,000 U.S. on March 31, 2004 ) upon our first sale of a Dermond Wind Generator. As of March 31, 2004, we were approximately CDN $16,400 (approximately $12,375 US on March 31,
2004) in arrears in the payment of salaries to each of Messrs. Dery and Mondou.

Pursuant to the royalty agreements, we will pay each of the sellers a royalty of 1.25% of the net receipts received by us from sales of the Dermond Wind Generator utilizing the technology developed by Dermond. In the event that a Dermond Wind Generator is leased rather than sold, the royalty payable to each of the sellers will be 1.25% of the net lease payment received by us. In the event of the resale or re-lease of the same wind generator, the sellers shall each be entitled to a further such royalty of 1.25%. In the event a Dermond Wind Generator is leased, each of the sellers may elect to receive the royalty in a lump sum upon execution of the lease agreement and payment of the first lease payment. The lump sum royalty will be 1.25% of the then present value of the lease. The royalties will be payable to the sellers on all Dermond Wind Generator sold or leased during the 10-year period commencing with the first sales or lease transaction of a Dermond Wind Generator.

Wind Turbine Technology

Differential heating of the earth's surface by the sun causes large air masses to move continuously about the surface of the earth. The masses move with such velocity that they possess significant amounts of kinetic energy. Wind turbines have been used to convert the kinetic energy of the moving air mass to electricity.

According to the American Wind Energy Association, horizontal axis wind turbines dominate the wind turbine market and are used in more than 95% of wind generating applications around the world. Power production size of horizontal axis wind turbines generally ranges from approximately 1 kilowatt ("kW") to approximately four megawatts ("MW").

The predominant aerodynamic principal employed by wind turbine technologies for operation is lift. As wind attempts to pass by the wind turbine, its blade design causes the wind to accelerate over one surface of the blade, creating a low pressure area on that surface which tends to pull the blade in its direction. Typical wind turbine blade design varies the lift-pulling action over the blade surface causing rotation, the basis for wind power functionality.

Several natural factors affect a wind turbine's production of electricity, including temperature, wind direction consistency and wind speed, the most important turbine performance criteria. Typically, at the same location, wind speeds will be greater as the height from ground level increases. Configured in single to multi-blade propellers, horizontal axis wind turbine design requires the turbines to be elevated into the air to allow propeller rotation. Vertical axis wind turbine designs have historically been primarily ground mounted. Horizontal axis wind turbines' dominance of the market today is based on superior performance from their ability to access higher velocity winds at elevation. A horizontal axis wind turbine, however, must incorporate a "yaw" mechanism, which generally consists of an electric motor that turns the propeller section into the direction of the wind to adjust to shifts in wind direction.

French inventor Georges Jean Marie Darrieus filed the first patent for a modern type of vertical axis wind turbine in France in 1925 and in the United States in 1931. His name is synonymous with the majority of vertical axis wind turbine designs of today which are referred to as "Darrieus" style. Vertical axis wind turbines are very difficult to mount high on a tower to capture the higher level winds. Accordingly, they are usually forced to accept the lower, more turbulent winds and produce less in possibly more damaging winds.

At the onset of the Arab oil embargo in 1973, the U.S. Atomic Energy Commission, a predecessor to the current Department of Energy, asked Sandia National Laboratories, a national United States laboratory devoted to engineering research and development, to investigate and develop alternative energy sources. Sandia's engineers began to look into the feasibility of developing an efficient wind turbine that industry could manufacture. National Research Council Canada shared its development work with Sandia and a North American effort to develop the Darrieus technology began.

In the late 1970's, five companies, including FloWind Corporation, began production, commercialization and installation of modern Darrieus wind turbines, culminating in a fleet of nearly 900 vertical axis wind turbines, primarily located in the Altamont and Tehachapi passes of California, and India. All of the vertical axis wind turbine commercial enterprises have since ceased production. We are not aware of the reasons why production ceased.

Potential Wind Turbine Markets

Approximately 6,868 MW of new wind power capacity was installed worldwide in 2002, increasing generating capacity by 28% and increasing total wind power installation to over 31,000 MW, enough to power 7.5 million average American homes. Global wind power capacity quadrupled over the five-year period from 1998 to 2002, growing from 7,600 MW to more than 31,000 MW. Wind is the world's fastest-growing energy source, with installed generating capacity increasing by an average of 32% annually during that five-year period. Approximately 93% of the additional wind power capacity installed in 2002 was in Europe and the United States, and worldwide, 90% of capacity is in those two regions. Substantially all of the wind energy described above is sold to utilities providing electricity to their customers. In addition to adding supply to a utility grid, which is the primary market for wind generated electricity, we believe that supplying power to off-grid communities and urban, commercial rate paying buildings may constitute potential market opportunities for wind generated power.

The factual data under this sub caption was compiled by the American Wind Energy Association and European Wind Energy Association.

There can be no assurance that our wind turbines, if built, will achieve a meaningful amount of commercial acceptance, if any, in any of the potential markets. Off-Grid (Islands & Remote Access) The prohibitive cost of connecting small, remote communities to a utility grid or, in the case of islands, the lack of a typical power generation resource such as coal or nuclear energy, causes thousands of locations worldwide to be dependent upon diesel and gasoline powered generators for electricity. The fuel, operating and maintenance expenses for these generators are extremely high, causing electricity generating costs to be significantly greater than in urban "in-grid" locations.

A document titled "Le Developpement de l'Energie Eolienne au Quebec" ("the development of wind energy in Quebec") dated April 30, 1998, was presented by Hydro-Quebec at a Quebec Government public hearing on the future of wind energy in May 1998. Hydro-Quebec estimated at that time that the potential world wind/diesel (wind generated electricity with diesel generator backup) market outside Canada was estimated at 25,000 MW, with 11,400 MW of existing diesel installations and 13,000 MW to come.

Wind turbines have been introduced to off-grid communities in various locations around the world. We believe the following sites constitute viable off-grid markets;

- Thousands of island and remote mining, logging and other off grid locations;
- More than 200 Canadian communities;
- Approximately 250 off-grid communities in Alaska.
- Urban User Market

We believe that vertical axis wind turbines have the potential to provide building owners, real estate developers, property managers and other users in urban locations a means to reduce the overall cost of electricity. Based upon information compiled by the U.S. Department of Energy, commercial retail rate users in the U. S. alone consume more than 1.4 million MW of electricity annually.

We further believe that vertical axis wind turbines may provide a cost-effective and efficient alternative power supply in commercial buildings, schools, multistory residential dwellings, light industrial businesses and off-grid areas. In addition, we believe that vertical axis wind turbines may also be suitable for peak shaving and load leveling applications.


 Proposed Products DWT(sm)

Subject to obtaining sufficient funds, we intend to contract with others for the manufacture of prototype vertical axis wind turbines which we refer to as Dermond Wind Turbine or DWT. The DWT has been designed to utilize the following technology which we have included in our patent application which may result in the following:

- Simplification of installation by reducing the number of onsite elevated assembly steps;

- Improvement in quality of workmanship by allowing more "in factory" assembly;

- Reduction in overall cost of installation; and

- Relative ease of installation where certain assembly equipment may be unavailable.

The DWT is presently in the design stage and no prototypes have been built. Accordingly, there can be no assurance that the technology will work as expected or that any DWT will perform to the extent that we anticipate or will be commercially viable. We initially intend to obtain two prototypes in 100 kW configurations during the summer and early fall of 2004. If the prototypes meet our expectations and we obtain the requisite funding, we intend to have DWTs manufactured for commercial introduction. The "wind cage," or blade rotating space, will be approximately 40 feet high and 56 feet wide and is expected to weigh approximately 6,000 pounds. We selected the 100 kW size because the configuration meets our initial market focus on the urban, remote, limited access and extreme climatic environment markets. If we are successful in marketing 100 kW DWTs, we intend to develop DWTs having increased electrical output. We believe that we will require funds of approximately $1.2 million to complete the design stage of the DWT and to obtain two prototypes. If we are able to obtain the funds, we intend to utilize them as follows:

USE REQUIRED FUNDS ANTICIPATED TIME PERIOD FOR USE OF FUNDS

Design Completion               $600,000        2 months
Prototype Construction          $300,000        2 months
Installation and Testing        $300,000        3 months
Marketing and Working Capital   $200,000        2 months

We have received conditional commitments from Canadian governmental agencies for $330,000 in non-refundable grants and loans of $590,000. Because we do not know if we can satisfy the conditions, we do not know if we will receive any of the funds. We have received no commitments for the balance of the requisite funds and there can be no assurance that we will be successful in obtaining those funds. The amount in the table for Marketing and Working Capital will only satisfy our initial requirements. If we do not obtain all of the requisite funds, we will not be able to produce or sell any DWTs.

WindStorsm

We have begun development of an energy system which is intended to integrate and manage DWTs and other electricity generating sources with an energy storage device. We refer to the system as the "WindStor." As is the case with the DWT, because WindStor is presently in the design stage and no prototypes have been built, there can be no assurance that the technology will work as expected or that any WindStor will perform to the extent that we anticipate or will be commercially viable.

WindStor is an electricity management system which will use the Dermond Vertical Axis Wind Turbine to generate electricity. This electricity will be used by the customer as generated or stored in a vanadium-based battery. WindStor's proprietary "system integrator" will be programmed to distribute electricity to the customer's facility from the lowest cost source at each moment (i.e. from the wind turbine, from the battery or from the utility), to provide to the customer the least costly source of electricity.

WindStor is being designed to constantly monitor electricity demand and supply. We anticipate that because of the monitoring, WindStor will be able to provide for instant shifting from one power source to another, such as the Vertical Axis Wind Turbine, a battery and either the grid or a backup diesel generator, in order to select the lowest cost source of electricity available at any moment in time and to immediately switch to battery power if other means of power are interrupted from the supply source.

We believe that WindStor can provide a higher quality, lower cost and environmentally friendly alternative electricity source than is presently available for off-grid electricity users dependent upon diesel and gasoline generators. For urban users, WindStor is planned to provide a means for providing a system to store relatively low cost electricity and access that electricity to offset "near peak," "peak" and "demand" charges by grid provided power companies.

The cost to complete design of WindStor is part of the DWT financing described above. If we do not obtain all of the requisite funds, we will not be able to produce or sell any WindStors.

In December 2003, we entered into an agreement with Clark County School District to install an anemometer at a high school in Las Vegas, Nevada to collect wind data to finalize an equipment configuration and prepare a long term pricing structure. We intend to install the anemometer in April 2004 and we expect that the evaluation period will end in October, 2004. After the evaluation period, we have agreed to install a DWT at our expense for further evaluation. Irrespective of the results and price structure, Clark County School District is under no obligation to purchase or lease any products from us. Since November 2003, we have entered into similar arrangements with others with respect to two additional locations.

Production

If we are able to reach the production stage, we intend to have all DWTs and WindStors manufactured for us by others. We believe that the necessary parts and components are readily available from numerous suppliers. We further believe that there are numerous manufacturing companies that will be able to manufacture the products for us at reasonable prices.

Marketing

We intend to market the DWTs and WindStors primarily through non-exclusive independent marketing agents. Four companies in the United States have entered into agreements with us that provide for a payment to them in the event that one or more WindStors are sold or leased through their efforts. The payment will consist of 5% of the capitalized lease cost payable within 60 days of installation of a system or 5% of the gross sales price of a system, exclusive of taxes and transportation, payable within 60 days of installation of the system.

Each of the four companies has represented to us that it has expertise in the sale and promotion of energy products.

        Competition

We are not aware of any organization marketing wind turbines or electricity management systems such as the WindStor for the urban, commercial-retail rate user market. Existing alternatives to grid supplied electricity include solar, micro-turbine and diesel generators. These devices are typically used only as minor contributors to location demand or as a standby electricity source in the event of a grid power outage.

Atlantic Orient Corporation, Northern Power Systems and Vergnet offer smaller sized (less than 100 kW) wind turbines in hybrid diesel/wind systems.

Atlantic Orient Corporation has been designing and installing 10 kW and 50 kW wind-diesel systems for more than 10 years. Atlantic recently installed a system in Wales, Alaska and has previously installed systems in Russia and Africa. Five of its turbines are being used in conjunction with two diesel generators to pump oil in a very remote and cold region in Siberia. Atlantic is designing a turbine called, WindLite, to run with any phase power backup and which can either charge DC batteries or be installed with an inverter to change DC to AC power.

Northern Power Systems has been in the wind turbine business for nearly 25 years and has expertise with in electrical energy systems employing a wide range of technologies including wind, photovoltaic (solar energy), and diesel-hybrid power. Northern has developed, in conjunction with NASA, a 100 kW turbine synchronous variable speed generator capable of operating under extreme climatic conditions and installed a prototype in Graniteville, Vermont in 2000. Northern Power offers a wide range of products, including the NorthWind series, which was developed for the U.S. Department of Energy.

French firm Vergnet, over a period of 20 years, has been developing new hybrid wind/diesel/lead-acid battery systems to provide self-sufficient electricity production for remote sites. Vergnet is currently operating a wind/diesel power plant consisting of twenty-five, 60 kW wind turbines in Guadeloupe. Vergnet has installed wind turbines of 15 kW in polar environments and 50 kW in many other places. The off-grid market attracts a variety of alternative electricity generating technologies. Manufacturers of wind turbines, micro-generators, biomass and fuel cells have installed prototypes in off-grid locations. We believe diesel generators will continue to be the preferred primary off-grid electricity generating source for the foreseeable future, with alternative energy devices and systems only being used to improve power and cost performance, not replacing diesel generators.

Substantially all manufacturers and developers of products that will compete with our products have substantially greater resources than we do. Intense competitive pressures could have a material adverse effect on our proposed business.

Companies with substantially greater expertise and resources than those available to us may develop or market new, similar or virtually identical products that directly compete with us. Competitors may also develop technologies or products that render our products less marketable or obsolete. If we are unable to continually enhance and improve our products, we may be unable to compete with others. We may not be able to successfully enhance or improve any product or develop or acquire new products, because of our limited resources.

Intellectual Property

In January 2003, we filed a patent application in Canada, Japan and with the European Union, which include, among other countries, France, Germany, Spain and the United Kingdom. In September 2003, we filed a patent application in the United States and we expect to file patent applications in additional countries. The claims in the patent applications are for:

- A wind system of the type having a rotating shaft perpendicular to the ground;

-  A blade attachment structure for a windmill;

-  A blade for a windmill;

-  A generator assembly for a windmill to produce electricity;

-  A self erecting structure for a windmill;

and
-  A method for erecting a self-contained windmill.



We believe that the claims in the applications represent potential improvements to the Darrieus style vertical axis wind turbines. The potential improvements are in the following areas:

- Blade Assembly

The improvements relate to a rotating shaft perpendicular to the ground, comprising three blades positioned in a pre-strained triangular rigid configuration. The potential benefit is allowing the blades to adopt a true troposkein (turning rope) shape at targeted speed, believed to improve vertical axis wind turbine performance.

- Blade Attachment Structure

The improvements relate to the attachment of the blades to the rotating shaft using a set of securing elements having a tri-dimensional, triangular configuration designed to maintain a constant troposkein shape. The potential benefit is the minimizing of the dynamic stress on the turning blades which may result in cost savings in the fabrication process and could contribute to extended blade life.

- Integrated Direct Drive Generator

The improvements relate to reduction of mechanical losses in geared transmission between the turbine and the generator. The potential benefit is the absence of a speed-increasing device and its replacement by an integrated generator providing for a reduction of the friction between mechanical parts which may increase electrical output and reduce wear.

- Self-Erecting Design

The improvements relate to a method for fabrication of a self-erecting wind turbine which may make wind turbines easier to erect.

By letter of January 20, 2004 from the Canadian Intellectual Property Office, we were advised that each of the claims in our patent application was "indefinite" and did not comply with certain relevant provisions of the Canadian Patent Act. We must reply to the letter not later than July 20, 2004. We intend to respond to the letter and to amend our application to the extent necessary.

We have not received a response from any other patent agency.

There can be no assurance that any patent will be issued, or if issued, that it will include any meaningful claims. Furthermore the validity of issued patents are frequently challenged by others. One or more patent applications may have been filed by others previous to our filing which encompass the same or similar claims. If we do not receive a patent which provides adequate protection for us, we may not be able to manufacture our proposed products in our intended manner.

Because of our limited resources, we may be unable to protect a patent or to challenge others who may infringe upon a patent. Because many holders of patents in the alternate energy industry have substantially greater resources than we do and patent litigation is very expensive, we may not have the resources necessary to challenge successfully the validity of patents held by others or withstand claims of infringement or challenges to any patent we may obtain. Even if we prevail, the cost and management distraction of litigation could have a material adverse effect on us.

Because wind turbines and their related manufacturing processes are covered by a large number of patents and patent applications, infringement actions may be instituted against us if we use or are suspected of using technology, processes or other subject matter that is claimed under patents of others. An adverse outcome in any future patent dispute could subject us to significant liabilities to third parties, require disputed rights to be licensed or require us to cease using the infringed technology.

If trade secrets and other means of protection upon which we may rely may not adequately protect us, our intellectual property may become available to others. Although we may rely on trade secrets, copyright law, employee and third party nondisclosure agreements and other protective measures to protect some of our intellectual property, these measures may not provide meaningful protection to us.

The laws of many foreign countries do not protect intellectual property rights to the same extent as do the laws of the United States, if at all.

Research & Development

During the fiscal year ended September 30, 2003 we expended approximately $165,000 on research and development related to DWTs and WindStor. The expenditures consisted primarily of engineering for the DWT and the system integrator. The foregoing amount does not include amounts expended for vanadium refining technology. During the fiscal year ended September 30, 2002, we made no expenditures on research and development related to DWTs and WindStor.

        Regulation

Overview

We propose to own and operate wind powered electric generating facilities to be located on the property of our prospective customers. Certain prospective customers would be end-users (retail consumers) of electricity, such as privately-owned commercial office buildings, schools, and government buildings, who would purchase electricity from us. Each of these types of customers involves its own regulatory issues.

The electric industry in the United States is governed by both federal and state law and regulation, with the federal government having jurisdiction over the sale and transmission of electric power at wholesale in interstate commerce, and the states having jurisdiction over the siting of electric generating and transmission facilities and the sale of electricity at retail.

The federal government regulates the wholesale and transmission business through the Federal Energy Regulatory Commission ("FERC"), which draws its jurisdiction from the Federal Power Act ("FPA"), and from other legislation such as the Public Utility Regulatory Policies Act of 1978 ("PURPA") and the Energy Policy Act of 1992. FERC has comprehensive and plenary jurisdiction over the rates and terms for sales of power at wholesale, and over the organization, governance and financing of the companies engaged in such sales. The industry is also subject to self-governance as to operating standards through regional reliability councils, and, increasingly, to governance of the operation of interconnected utility and non-utility operations and wholesale markets through Independent System Operators, all of which are in turn subject to the plenary jurisdiction of FERC.

The States regulate electric power that is generated or sold at retail in their state in accordance with individual state laws which can vary widely in material respects, and which, with a few exceptions such as Nebraska, which has no state regulatory agency with such jurisdiction, grant plenary jurisdiction over electric utility operations to a single public service commission or commerce commission.

Interstate holding companies engaged, through subsidiaries, in the electric utility business are subject to regulation under the Public Utility Holding Company Act of 1935 ("PUHCA"). These companies, unless specifically exempted, are required to submit reports to the SEC providing detailed information concerning the organization, financial structure, and operations of the holding company and its subsidiaries. Holding companies are subject to SEC regulations on matters such as structure of their utility systems, transactions among companies that are part of the holding company utility system, acquisitions, business combinations, the issue and sale of securities, and financing transactions. For purposes of PUHCA, an "electric utility company" means "any company which owns or operates facilities used for the generation, transmission, or distribution of electric energy for sale, other than sale to tenants or employees of the company operating such facilities for their own use and not for resale."

Federal Regulation

PURPA and Qualifying small Power Production Facility Status

Under PURPA and the regulations of FERC implementing PURPA, a wind-powered generating facility with a generating capacity less than 30 MW, including all such facilities owned or operated by the same person within one mile of each other, no more than 50% of which is owned in the aggregate by electric utilities, electric utility holding companies, or subsidiaries of either, is deemed to be a Qualifying small Power Production Facility ("QF"). Certain non-burdensome filing requirements are required to confirm this status with respect to each such facility. We believe that our ownership of facilities in foreign countries such as Canada that might be deemed to be electric utilities were they located in the U.S. will likely fall under a special Foreign Utility Company exception to PUHCA that will not make us an electric utility holding company in the United States for QF ownership purposes.

A QF is automatically exempt from regulation by FERC with respect to any sales of electricity it may make at wholesale. In addition, its owners and operators are automatically exempt from all provisions of PUHCA with respect to their ownership of the QF and any other QFs they may own. Moreover, a QF is exempt from the laws of the states which otherwise regulate the ownership, rates and terms of sales, corporate governance, and financing of electric utilities. Finally, a QF, and its customers have certain rights under FERC regulations, including the right to require an electric utility to interconnect it with the utility's electric system, the right to purchase firm power service, back-up power, and supplementary power from an interconnected electric utility at reasonable and non-discriminatory rates, and the right to require an electric utility to purchase electric power generated by the QF at the cost the utility would have incurred in generating or purchasing the same power elsewhere.

State regulatory agencies are required by PURPA to enact regulations and take other measures to implement FERC's regulations under PURPA, and most have done so. While these rights are frequently threatened in a number of states by utilities that attempt to undermine their effectiveness through the state regulatory process, FERC has not failed to uphold them when required. There have for many years been attempts in Congress to repeal PURPA, but in each case, the only repeal that has received serious consideration is the possible repeal of the PURPA requirement that utilities must purchase QF power. This particular right under PURPA has become largely irrelevant in any event since the passage of the Energy Policy Act of 1992, which mandated open access to the nation's utility grid for QFs and other non-utility power producers.

WindStor is not intended to consist solely of a wind turbine generator, but also to include a battery for the storage of power, and in some cases a generating set fueled with diesel fuel or natural gas. In addition, the system is designed in many applications to be interconnected with a utility grid. Generation and sale of electricity from a fossil-fuel-fired generator is not eligible for QF status, and the exemptions from regulation attendant thereto, unless the generator is a Qualifying Cogeneration Facility as defined by FERC regulations under PURPA. A Qualifying Cogeneration Facility is one that produces both electricity and useful thermal energy from the same fuel source, and meets certain specified standards for fuel efficiency and balance of electric and thermal output, as well as the ownership requirements for QFs generally.

Moreover, if the battery element of the WindStor system is ever charged with power from (1) a non-QF generator or (2) the electric utility grid, rather than solely from the generation of a wind turbine QF, the sales of power from the battery, and the owners and operators thereof, would to that extent not qualify for QF exemptions under PURPA. Finally, the electrical distribution system within the customer's application and site, if owned or operated by us, might not qualify as part of a QF to the extent that they are used to transmit non-QF power. On the other hand, there is substantial precedent to support the proposition that we can lease and/or operate a non-QF generating facility owned by another person without threat of regulation, provided that it does not sell the power produced by such facilities, except under the direction of the lessee or owner.

We intend to structure our WindStor ownership and operating template in order to secure QF status for all of the elements that we may own and operate where power is being sold either at wholesale or at retail. We may consider a combination of ownership and power sales, leases, equipment sales, customer ownership and operating contracts which divide QF and non-QF elements of any particular WindStor application. Although those structures are within current practice in the industry and are FERC precedent, we cannot predict the outcome.

Exempt Wholesale Generators

In the event that a WindStor facility were unable to qualify for QF status because of ownership by electric utilities or utility holding companies, or a particular element (such as a non-cogeneration diesel generating set) would not qualify, we as owner/operator could qualify for exemption from PUHCA and lightened regulation by FERC, if, and only if, the facility or element of the WindStor system were owned by a special purpose subsidiary operated solely for sales of electricity at wholesale, and can demonstrate to FERC that it does not have the power to exclude any competitors from the market. Such an exemption is available to an Exempt Wholesale Generator ("EWG"), as defined by PUHCA and certified by FERC. EWG status is gained by application to and subjection to limited regulation by FERC. Although EWGs are deemed to be electric utilities subject to FERC jurisdiction, FERC provides for a lightened regulatory regime for EWGs. Among other things, an EWG is required to file a rate schedule with FERC (although the rate schedule permits the EWG to sell power at negotiated rates), to report its power sales on a quarterly basis, and to obtain FERC approval for any transfer of ownership of either the EWG or any upstream owner.

Interconnection

The FPA, as amended by the Energy Policy Act of 1992, and FERC regulations thereunder, require electric utilities to interconnect with sellers of power at wholesale. The process of obtaining a new interconnection for a new generating facility to operate in parallel with a utility's system can be onerous, time-consuming, and expensive. FERC has recently published new regulations that would simplify and standardize this process for small-scale generators, and WindStor facilities may benefit from those regulations in those limited circumstances where a particular application would require utility interconnection in order to serve a wholesale customer.

State Regulation

With few exceptions, state regulatory agencies generally have the jurisdiction, among other things, to approve the site selection of new electric generating facilities, and to permit or disapprove the sale of electric power to end-users (retail sales). Just as importantly, these agencies have plenary jurisdiction over a utility's rates and terms for service to retail customers, including the rates and terms for interconnection including the facilities needed for interconnection, for firm power service, for supplementary power service (power needed on a firm basis in addition to the power a customer generates for itself), and for back-up power service (extra power a customer may need from time to time in the event of an outage of its own generation). In some states, the agency determines whether a customer may terminate its utility service in order to meet its needs with self-generated power, or power from a non-utility third party such as us, and whether the customer must pay a special charge for the right to "go off the grid" partially or completely. All of these may have important, and possibly materially adverse, implications for us.

In most of our anticipated commercial retail applications, the WindStor system would supply part but never all of a customer's power requirements. We expect to sell a portion of the customer's power requirements to the customer, rather than selling or leasing the system to the customer. The remainder of the customer's power requirements would be supplied by a local electric utility.

The first issue in any state will be whether a Certificate of Public Convenience and Necessity ("CPCN") is required to be obtained from the regulatory agency before construction may begin. In most states, a CPCN is not required for the construction and operation of small-scale generating facilities with generating capacity less than 1 MW, which would include most WindStor systems we anticipate installing. Where a CPCN is required, it typically entails a lengthy and expensive application process, possibly including an environmental impact evaluation.

The next critical issue, which will necessarily be resolved in the course of a CPCN application where one is required, is whether and under what circumstances a sale of power to an end user at retail will be permitted at all. QF status, as described above, gives a QF no right to sell power at retail. If the state permits such sales, however, a QF is legally exempt by FERC regulations under PURPA from most burdensome utility-type regulation by the state regulatory authority. Accordingly, if the state permits a QF to make retail sales, the state will be pre-empted by PURPA from regulating the FRS rates for sales of retail power, or its corporate governance or financial organization. The extent to which a state honors such federal preemption, however, is subject to varying practice. Where a CPCN is required, for instance, the conditions of a CPCN often impose certain obligations that can have the same effect as some level of utility-type regulation such as restrictions on the amount of financing that can be obtained, on any future transfer of ownership of the facility, on the ability of the facility's owners to engage in other businesses in the State, and certain periodic reporting requirements.

In Florida, for example, a third party such as us is not permitted to make retail sales from a generating facility located on the customer's property, or to have any contract (such as a lease or an operations and maintenance agreement) with the end user, the price of which is based on the output of the generating facility. Thus such "inside-the-fence" generating facilities in Florida are either owned entirely by the electric consumer, or leased to the consumer with a rental payment that is the same whether or not the facility ever generates electricity. Similar or more stringent restrictions are found in Kansas, North Carolina, Georgia, Virginia, Louisiana as well as other states. Only about 20 states to date have restructured their electric utility regulatory regimes to permit relatively unrestricted sales of power to end-users by non-utility generators. In a number of others, existing state law and regulation have been interpreted by the courts to permit such sales to a limited number of customers on the grounds that a sale to a limited number of end-users is not deemed to be a prohibited "sale to the public."

Finally, the state regulatory authority determines what physical interconnection requirements a utility may impose on a customer who wishes to install self-generation in parallel with the utility's grid regardless of any ownership and operating arrangements between the customer and us, what charges a utility may impose on a retail customer for such interconnection, and what charges, penalties or other restrictions the utility may impose on the customer for permanently reducing its purchased power load from the utility. Charges imposed by a state regulatory authority may make the installation of self-generation uneconomical for some customers. A few states such as New York have published standardized interconnection requirements for small-scale generators, which attempt to reduce the burden and cost of the interconnection process, and we and our customers may benefit from such rules where they apply. QFs and their "host" customers have the benefit of PURPA's prohibition against unreasonable or discriminatory rates and charges for these services and for supplementary and back-up power service, but exercising those rights in particular cases may be costly and time-consuming.

Extraction and Refining of Vanadium

Acquisition of Lac Dore Mining Inc.

On February 1, 1999, we acquired all of the outstanding equity securities of Lac Dore Mining Inc., a Canadian corporation formed on August 23, 1996. Lac Dore Mining Inc. is a development stage mining and refining company that holds 443 contiguous mining claims for the Lac Dore vanadium/titanium deposit. The deposit, which has never been in production, is located in the Rinfret and Lemoine townships, approximately 43 miles from Chibougamau, Quebec, Canada. At the time we acquired Lac Dore Mining Inc., we intended, subject to obtaining sufficient funds, to build a mine and refinery at Lac Dore for the extraction and production of high-purity vanadium compounds.

As more fully described above, we have deferred engaging in any material developmental or operational activities in connection with the deposit. Even if we determine to commence operational activities, we will not be able to do so unless we are able to obtain funding to the extent described below.

When we first acquired an interest in the Lac Dore deposit, SOQUEM INC. owned 21 claims covering a portion of the deposit. SOQUEM is a division of SGF Mineral Inc., which is a subsidiary of Societe Generale de Financement du Quebec, a corporation owned by the Quebec government. In accordance with an option and joint venture agreement between SOQUEM and Lac Dore Mining Inc., SOQUEM transferred an undivided interest in the 21 claims to Lac Dore Mining Inc. in exchange for 1,000,000 shares of our common stock and warrants to purchase a like number of shares. SOQUEM did not exercise these warrants and the warrants have expired.

In order to maintain our claims, we are obligated to expend varying amounts of capital (a complicated formula combining the type of exploration work executed and the claims on or near to which the work is conducted) or pay approximately CDN $50,000 per year in claim renewal fees. In the event we fail to fulfill our obligations, we will lose our claims.

We granted SOQUEM an option to purchase a 20% undivided interest in the Lac Dore project if SOQUEM funded 20% of the capital expenditures for the Lac Dore project. The option was to expire 60 days after we delivered to SOQUEM a "bankable" feasibility study for the Lac Dore project, which we did not do. SOQUEM had the right to receive back a 50% interest in its original 21 claims. On April 17, 2003, SOQUEM relinquished any rights it had relating to the deposits in exchange for 250,000 shares of our common stock.

We have undertaken certain preliminary developmental activities since we acquired the mining claims for which we expended approximately $6,000,000.

        Properties and Uses of Vanadium

Vanadium is a metallic element found in several minerals. Its natural structural strength makes it useful in industrial and consumer applications, primarily as an alloying agent for iron, steel and aluminum. Vanadium can act as a carbide stabilizer, improving the strength and toughness, as well as the rust-resistance, of steel. Vanadium's high melting point and high creep resistance (resistance to shear crystals and deformation, resisted with vanadium as an alloy in steel products) make it useful in a number of applications, including components for nuclear reactors, aerospace material and aluminum and titanium alloys.

Processed vanadium comes in varying types or "grades." Grades having less than 99.6% vanadium content are known as metallurgical-grade vanadium. Processed vanadium with grades above that level are known as chemical or high-purity vanadium.

According to Roskill, a metals industry periodical and recognized information resource, more than 90% of world-wide vanadium production is in the form of vanadium pentoxide and approximately 85% of annual vanadium pentoxide production is in the form of metallurgical-grade vanadium pentoxide used for the production of ferro-vanadium, a steel-vanadium pentoxide alloy. Vanadium pentoxide is a strengthening agent and various amounts are added to steel depending on the hardness and strength required. Vanadium pentoxide also is used in various commercial applications, including ceramics, as a catalyst to produce certain vitamins, for screening ultraviolet rays in glass and other materials, in dyeing and printing of fabrics and in the production of sulphuric acid.

A developing application for high-purity vanadium compounds is energy storage devices such as batteries. Batteries using vanadium may have the potential to provide electricity from several configurations and for applications ranging from powering cellular telephones to providing back-up power to electrical grids. Although production of vanadium batteries has begun, the markets for these batteries are in the early stages of development and there can be no assurance that the markets will develop to the extent that the demand for high-purity vanadium will significantly increase.

Vanadium Supply

Vanadium is produced through the mining and processing of ores, concentrates, slag and petroleum residues. Five countries currently produce vanadium compounds in commercial quantities: South Africa, the United States, Russia, China and Australia. Vanadium production has historically positively correlated to the worldwide economy, especially in those industries that are significant consumers of steel, such as construction and automobile and appliance manufacturing.

South Africa is the single largest producer of vanadium and has traditionally been the leading exporter of vanadium slag and vanadium pentoxide. United States production of vanadium has focused on implementing recovery processes on industrial waste, such as vanadium-bearing ferro-phosphorus slag, iron slag, fly ash, petroleum residues and spent catalysts. Based on information available to us, there are eight United States firms that either are currently recovering and producing or have at one time recovered and produced vanadium and vanadium compounds as well as vanadium-bearing chemicals.

Lac Dore Deposit Feasibility Study

A feasibility study is a comprehensive study of the economic potential of a mining project. The study includes deposit geology, mining reserves, processing methodology, waste material handling, equipment requirements, infrastructure needs, environmental studies, market analysis, capital needs and projected investment returns. The feasibility study which began in March 2001 was conducted by SNC Lavalin Inc., an engineering firm headquartered in Montreal, Quebec. We funded $1.17 million of the cost of the study and the balance of the cost of $1.1 million was funded by federal and provincial agencies in Canada in the form of loans and grants. Reference is made to Note 5 to Notes to Consolidated Financial Statements included elsewhere in this Annual Report for a description of the terms of the Canadian funding.

The feasibility study was based upon producing a high-purity vanadium material to be used in an electrolyte solution that would serve as the energy storage material for a battery being developed by Sumitomo Electric Industries Ltd. called the vanadium redox battery. We provided a sample of vanadium material extracted from our deposit to Sumitomo for analysis. Sumitomo confirmed that the vanadium material sample was acceptable for use in its vanadium redox battery, although Sumitomo has not purchased or agreed to purchase any vanadium material from us. We believe that the economic viability of the deposit is dependant upon, among other things, substantial production and sales by others of vanadium redox batteries. We do not believe that any vanadium redox batteries are presently being produced or sold.

SNC Lavalin Inc. completed the feasibility study in April 2002. Although the analysis of the data considered during a feasibility study is subject to a number of interpretations and the study involves a number of subjective decisions, we have been encouraged by the results of the feasibility study. The feasibility study, however, is not a "bankable" study for purposes of the agreement with SOQUEM because we have not secured contracts for the sale of the high-purity vanadium compounds that may be produced at Lac Dore.

The feasibility study concluded that analysis of the Lac Dore project would be economically feasible if we could sell vanadium electrolyte for a beginning price of approximately $2.35 per liter, declining over time to approximately $1.50 per liter. We are not aware of any market for vanadium electrolyte and there can be no assurance that a market will ever exist or that the price per liter will be within the parameters set out in the feasibility study.

The feasibility study estimated that the initial capital cost of the Lac Dore project would be approximately $260 million. Since the feasibility study was completed, however, we have added other high-purity vanadium products to the expected production mix necessitating a change in the equipment that would be required at Lac Dore. The change in equipment would increase the initial capital cost by approximately $20 million. The feasibility study also concluded that the Lac Dore project would incur annual operating costs of $50 million and would incur substantial operating losses during the first two years of production.

Competition

According to Roskill, the largest producer of vanadium-bearing ore is Anglo American plc, through its Highveld vanadium deposit located in South Africa. Highveld is the largest known vanadium deposit in the world. Anglo American has produced vanadium electrolyte for a vanadium redox battery installation. Because of Anglo American's significantly greater technical and financial resources, Anglo American may have the ability to improve and price its electrolyte at prices with which we could not compete. We believe that the only other significant ore-producing vanadium deposit is Windimurra, owned by Xstrata AG, located in Australia. Another company currently producing high-purity vanadium products in commercial quantities is Strategic Minerals Corporation. Based in the United States, Strategic Minerals Corporation has operations in Hot Springs, Arkansas and South Africa

The most common method of recovering vanadium from industrial waste involves steel slag, which is a by-product of steel production. Steel slag contains vanadium pentoxide, which is removed and converted to different forms of vanadium product. Currently, there are two South African producers and one Australian producer, each owned by Xstrata AG, which recover vanadium exclusively in this manner. Vanadium also is recovered from direct conversion of ore and can be recovered from power plant ashes, residues and spent catalysts. A number of companies recover vanadium using these methods.

If we begin development and commercialization of our Lac Dore deposit, we will compete with other larger, more established mining companies with significantly greater technical and financial resources. In addition, vanadium is an accessible commodity product and other competitors could enter the market and effectively compete with us.

Research, Development and Exploration

If we begin development and commercialization of our Lac Dore deposit, our success will depend, in substantial part, on our ability to respond quickly to changing technology, market demands and the needs of its future customers. We have committed significant resources to research, development and exploration activities. Our recent research, development and exploration expenditures have primarily related to completion of the feasibility study and the development of proprietary processes in connection with our laboratory-scale pilot plant. Our research, development and exploration expenses related to Lac Dore were approximately $915,000, $2.1 million and $1.0 million for the fiscal years ended September 30, 2003, 2002 and 2001, respectively.

We intend to continue the development of vanadium refining technologies at a cost of approximately $1.4 million. A portion of the cost includes the operating costs associated with a sample product unit constructed by SGS Lakefield Research, at their facility in Lakefield, Ontario Canada, to produce customer samples of various vanadium chemicals and continue research and development on additional possible products. We may receive approximately $400,000 in loans from Canadian governmental sources. As is the case with our other proposed business activities, unless we can obtain sufficient capital we will not be able to proceed with our research and development program.

         Governmental and Environmental Regulations

Impact Assessment Process

The Lac Dore project is subject to the environmental and social impact assessment and review procedures under the Quebec Environment Quality Act, the James Bay and Northern Quebec Agreement and the Canadian Environmental Assessment Act. These acts are administered by separate provincial and federal governmental agencies that have the separate authority to approve or require changes to a company's impact assessment. Notwithstanding this separate authority, these federal and provincial governmental agencies generally attempt to coordinate their review and approval procedures.

In May 1999, Groupe-conseil Entraco filed a project notice with the Quebec Environment Ministry on our behalf. In June 2000, the Ministry issued its guidelines (which state the nature, size and scope of the impact assessment) in accordance with the Quebec Environment Quality Act. The Ministry's guidelines are valid for a period of three years.

An additional project notice was issued during Summer 2002 under the Quebec Environment Quality Act for equipment located within the territory of the Domaine du Roy Regional municipality. This additional project notice is covered by the Ministry's guidelines issued in June 2000.

The review processes undertaken by each provincial and federal governmental agency are extensive and approval of our impact assessment by each agency could take up to 18 months. If approved, we will receive a certificate of authorization. Although we believe that we will ultimately receive a certificate of authorization, we cannot accurately predict how long the governmental-approval process will take. In addition, it is common for a certificate of authorization to be conditioned on the application meeting certain additional requirements. The Lac Dore project also must comply with the Canadian Fisheries Act; the Guide for the Administration of Fish Habitats from Fisheries and Oceans Canada; and the Liquid Effluent from Metal Mining Regulation.

We filed the Lac Dore Environmental Impact Study with the provincial Quebec Environment Ministry and Canadian federal Fisheries and Oceans Canada bodies on June 25, 2003.

        Quebec Mining Act

Any future mining at the Lac Dore deposit must comply with the provisions of the Quebec Mining Act and Guideline No. 19 applicable to the mining industry. Under the Quebec Mining Act, the operator of Lac Dore must file a mining site rehabilitation plan with the Natural Resources Ministry. This rehabilitation plan discusses how the operator intends to rehabilitate the property following its intended use of the property and includes an estimate of the costs involved in the rehabilitation. If the rehabilitation plan for Lac Dore is approved by the Natural Resources Ministry, we will be required to put in trust an amount equal to 70% of the estimated costs to rehabilitate the site.

In addition, we must obtain three types of mining rights from the Natural Resources Ministry:

- Mining rights for all mining facilities, with mandatory land surveys;

- Rights of the surface estate; and

- Rights for facilities other than those required for mining purposes (for example, lease for storage of explosives, buildings not related to mining).

Finally, the operator of Lac Dore must obtain permits and distribution rights-of-way from the Natural Resources Ministry for the construction of the access roads and power lines.

Other Requirements

We will be required to comply with other provisions of the Quebec Environment Quality Act, including standards related to protection of the soil and water and air quality. Vanadium is considered an "unconventional" contaminant for purposes of the Act. Accordingly, the acceptable standards for vanadium criteria are not set forth in the Quebec Environment Quality Act, but instead are determined in the discretion of the Quebec Environment Minister.

The feasibility study estimated that, once Lac Dore is operational, the annual cost of complying with provincial and federal governmental and environmental regulations will be in the approximate range of $80,000 to $240,000. The amounts are based on Bank of Canada inflation calculator and current exchange rate, rounded up to next even thousand.

Employees

On March 31, 2004, we had 7 full time employees and 3 part time employees. Subject to obtaining sufficient capital, we intend to hire a controller, an administrative assistant, a project manager, two engineers and a bookkeeper. We believe that such personnel will be readily available at reasonable rates of compensation.

FORWARD LOOKING STATEMENTS AND CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN OUR COMMON STOCK

This Annual Report contains statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of federal securities law. The words believe, estimate, anticipate, project, intend, expect, plan, outlook, scheduled, forecast and similar expressions are intended to identify forward-looking statements. Statements and assumptions with respect to future revenues, income and cash flows, program performance, the outcome of litigation, environmental remediation cost estimates and planned dispositions of assets are examples of forward-looking statements. Numerous factors, including potentially the risk factors described in this section and elsewhere in this Annual Report, could affect our forward-looking statements and actual performance.

An investment in our common stock involves very substantial risks. Investors should consider carefully the following information about these risks, together with the financial and other information, including risks, described elsewhere in this Annual Report. If any of these risks actually occur, our business, financial condition and results of operations would likely suffer materially.

BECAUSE WE HAVE NO OPERATING HISTORY, THERE IS NO BASIS ON WHICH YOU CAN EVALUATE OUR PROPOSED BUSINESS AND PROSPECTS. We are in the development stage and have no operating history related to our proposed business activities. Prospective investors customarily consider a company's operating history as a factor in determining whether to make an investment. Prospective investors who decide to purchase our shares may decide not to purchase the shares if they had an operating history to review.

WE HAVE HAD LOSSES SINCE INCEPTION AND EXPECT LOSSES TO CONTINUE FOR THE FORESEEABLE FUTURE. We incurred net losses of $3,692,392, $5,970,574 and $4,933,244 during the fiscal years ended September 30, 2003, 2002 and 2001, respectively. Since our inception through September 30, 2003, we have incurred aggregate net losses of $18,378,745. Any future operations may not be sufficient to generate the revenues necessary to reach profitability.

BECAUSE OF OUR LIMITED CAPITAL, UNLESS WE OBTAIN SUBSTANTIAL ADDITIONAL CAPITAL WE MAY NOT HAVE SUFFICIENT CAPITAL TO ENGAGE IN OUR PROPOSED BUSINESS ACTIVITIES OR TO CONTINUE AS A GOING CONCERN.

We do not have adequate capital to further fund or develop our proposed business activities. Although we have been and are currently seeking funding, there can be no assurance we will obtain adequate funding, if any, or that the terms of any such funding will not be unfavorable to us. We have not received any unconditional commitment for funding. Our ability to engage in the business activities described below is dependant upon our acquisition of significant funds.

In order for us to engage in continuous improvement and marketing of DWTs and WindStor energy systems, we will require additional capital of approximately $6 million (excluding $900,000 in grant and loan funding anticipated from Federal, Provincial and local financial sources in Canada). In order for us to proceed with the exploitation of the Lac Dore deposits, we will require additional capital of at least $330 million. There can be no assurance that our capital estimates are not too low.

Neither we nor our subsidiaries will be able to continue development and administrative functions for more than a few months unless substantial additional funding becomes available.

The auditor's report on our consolidated financial statements for the year ended September 30, 2003 states that the Company suffered recurring losses and has a deficiency in assets that raise substantial doubt about the our ability to continue as a going concern.

ALTHOUGH WE INTEND TO OBTAIN ADDITIONAL CAPITAL PRIMARILY THROUGH THE SALE OF EQUITY SECURITIES TO BE ISSUED BY US, WE CANNOT ASSURE YOU THAT ADDITIONAL FINANCING WILL BE AVAILABLE ON TERMS NOT UNFAVORABLE TO US, IF AT ALL. Historically, it has proven difficult and very often impossible for development stage companies to obtain adequate financing on any terms.

IF WE RAISE ADDITIONAL FUNDS THROUGH THE ISSUANCE OF OUR EQUITY SECURITIES, THE PERCENTAGE OWNERSHIP OF OUR STOCKHOLDERS WILL BE REDUCED AND STOCKHOLDERS MAY EXPERIENCE DILUTION WHICH COULD SUBSTANTIALLY DIMINISH THE VALUE OF THEIR COMMON
STOCK.    One of the factors which generally affects the market price of publicly traded equity securities is the number of shares outstanding in relationship to assets, net worth, earnings or anticipated earnings and other financial items. If a public market is sustained for our shares, a material amount of dilution can be expected to cause the market price of our shares to decline. Furthermore, the public perception of future dilution can have the same effect even if the actual dilution does not occur.

WE MAY HAVE INCURRED SIGNIFICANT CONTINGENT LIABILITIES THROUGH OFFERS AND SALES OF OUR EQUITY SECURITIES. During the period of October 1, 2002 to March 31, 2004, we issued 2,463,507 shares of our common stock. 1,597,115 shares of our common stock were issued at prices ranging from $0.77 per share to $2.50 per share. The weighted average price per share was $0.95. During the same period, we also exchanged shares for debt owed by us, issuing 541,392 shares for the equivalent of approximately $0.70 per share, issued 75,000 shares in exchange for services for an equivalent of approximately $0.93 per share, and sold options and warrants to purchase an aggregate of 10,975,252 shares of our common stock at exercise prices ranging from $1.00 to $3.00 per share. We also sold 250,000 shares in exchange for a 20% option held by SOQUEM Inc. for the Lac Dore deposit. Because we may not have complied with applicable securities laws in connection with the offer and sale of securities during the period, as well as prior periods, we could incur civil, administrative and criminal liabilities and we could be required to refund the purchase price, plus interest.

IF WE VIOLATED CERTAIN SECURITIES LAWS, WE MAY NOT NOW BE ABLE TO PRIVATELY OFFER OUR EQUITY SECURITIES FOR SALE. Any offering of our equity securities in or from the United States must be registered with the SEC or be exempt from registration. If our prior offers and sales were not exempt from registration, it is likely that they would be deemed integrated with future offerings unless we do not offer equity securities for at least six months. In the event of such integration, we would only be permitted to offer and sell equity securities after we file a registration statement with the SEC and the registration statement has become effective. The registration process is both expensive and can be expected to take at least several months and would substantially hinder our efforts to obtain funds.

BECAUSE OUR PROPRIETARY TECHNOLOGIES PROCESSES MAY PROVE INEFFECTIVE OR UNFEASIBLE, WE ARE UNABLE TO DETERMINE IF OUR ENGINEERING AND TEST RESULTS CAN BE DUPLICATED IN COMMERCIAL PRODUCTION. We intend to rely heavily on the success of our proprietary technologies. We have conducted and plan to continue to conduct limited laboratory and practical testing of the technologies. If our proprietary technologies ultimately prove ineffective or unfeasible, we may not be able to engage in commercial production of our products or we may become liable to our customers in amounts that we will be unable to sustain.

WE HAVE NOT BEEN ISSUED ANY PATENTS AND WILL NOT FILE FOR PATENTS ON CERTAIN CAPABILITIES AND PROCESSES THAT WE CONSIDER INTELLECTUAL PROPERTY. In the absence of patent protection, similar technology could be developed independently by a third party which could materially harm us. Alternatively, if we successfully established a commercially viable position in any market, third parties may independently develop similar technology which could undercut our market position, particularly if the third party has greater experience and resources than do we. In addition, any measures that we may take to protect our technology may prove inadequate, which could result in the eventual use of our proprietary technology by competitors.

If our proprietary technologies are successful, current and new competitors could enter the market(s). The success of these technologies would generate greater interest, which would likely lead to increased competition. Increased competition would lessen the benefits we may derive from our proprietary processes.

IF WE FAIL TO OBTAIN NEEDED GOVERNMENTAL APPROVALS OR ENCOUNTER SIGNIFICANT DELAYS IN OBTAINING OR RENEWING GOVERNMENTAL PERMITS OR APPROVALS, WE MAY NOT BE ABLE TO ENGAGE IN OUR PROPOSED BUSINESS ACTIVITIES. Although we have not experienced difficulty in obtaining governmental approvals that we have needed to date, obtaining further necessary permits and approvals could be a complex and time-consuming process involving numerous local, state, provincial and federal agencies. The duration and success of each permit and/or approval effort may be contingent on many variables not within our control, such as new permit requirements or a change in governmental policy or government leadership. There can be no assurance that governmental permits and/or approvals will be issued and/or retained or be issued without conditions that could materially harm our business operations.

Compliance with laws and regulations may require significant capital outlays or delays, which may negatively affect operations or may cause material changes or delays in our intended operations. Further, new or different standards (environmental or otherwise) imposed by governmental authorities in the future could materially harm our business operations.

In addition, governmental regulations may negatively impact us indirectly. For instance, wind turbine site locations and products using high-purity vanadium may become subject to new regulations. These regulations may curb the market appeal for our products if the regulations make the purchase or use of such products so expensive or complex that other products gain a competitive advantage because they are not subject to such regulatory constraints and are therefore less expensive or less burdensome to purchase or use. It is difficult to predict whether new governmental regulations will arise and what form these regulations will take.

BECAUSE THERE HAS NOT BEEN AN ACTIVE TRADING MARKET FOR OUR COMMON STOCK, AN INVESTMENT IN THE STOCK IS LESS LIQUID AND INVOLVES INHERENTLY MORE RISK THAN ARE SECURITIES THAT ARE ACTIVELY TRADED. Our common stock is listed for trading on the National Quotation Bureau's "Pink Sheets". Trading in our stock must be done on a manual basis which involves time delays in executing orders. Unlike securities listed on an exchange or quoted for trading on Nasdaq, a client order to purchase or sell shares of our common stock is not protected by "order handling rules" of the SEC. These order handling rules seek to prevent market makers from trading ahead of client limit orders and also require market makers to display limit orders that are priced more favorably than the inside market to ensure that client trades are executed within the inside bid and offer for the security.

THE ABILITY TO SELL SHARES OF OUR COMMON STOCK IN A PUBLIC MARKET MAY BE SIGNIFICANTLY IMPAIRED BY THE SEC'S PENNY STOCK RULES. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. In addition the burdens imposed upon broker dealers by the rules may discourage broker dealers from effecting transactions in our common stock, which could severely limit its liquidity.

BECAUSE OF THE CONCENTRATION OF OWNERSHIP OF OUR COMMON STOCK BY A SMALL NUMBER OF STOCKHOLDERS, IT IS UNLIKELY THAT ANY OTHER HOLDER OF COMMON STOCK WILL BE ABLE TO AFFECT OUR MANAGEMENT OR DIRECTION. On March 31, 2004, our directors, officers and certain of their affiliates may be deemed to beneficially own approximately 55 % of our outstanding common stock. Accordingly, if these stockholders act together as a group, they would most likely be able to control the outcome of stockholder votes, including votes concerning the election of directors, the adoption or amendment of provisions in our certificate of incorporation and bylaws and the approval of significant corporate transactions. The existence of ownership concentrated in a few persons may have the effect of delaying or preventing a change in management or voting control.

CERTAIN STOCKHOLDERS HAVE THE RIGHT TO REQUIRE US TO REPURCHASE THEIR SHARES FOR A MAXIMUM AMOUNT OF APPROXIMATELY $252,000 WHICH COULD MATERIALLY, ADVERSELY AFFECT OUR FINANCIAL POSITION. The existence of the repurchase rights may, among other things, also impair our ability to obtain funds.

BECAUSE NONE OF OUR OFFICERS HAS HAD ANY PRIOR EXPERIENCE IN OUR PROPOSED BUSINESS ACTIVITIES, THEIR JUDGMENT MAY NOT BE SOUND.

BECAUSE WE ARE IN ARREARS IN THE PAYMENT OF SALARIES TO OUR EXECUTIVE OFFICERS AND EMPLOYEES OF OUR SUBSIDIARIES, ANY OR ALL OF THEM MAY RESIGN AND WE MAY BE LIABLE FOR ADDITIONAL PAYMENTS IN WHICH CASE WE COULD BE MATERIALLY ADVERSELY AFFECTED. Our employment agreements with our executive officers provide that if we breach any provision of a respective agreement and the breach is not cured by us within 15 days after receipt of written notice of the breach, the officer shall be entitled to receive his base salary for a period of three years and all other rights and benefits the employee may have under our senior executive benefit, bonus and/or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs. In addition, any of our executive officers may voluntarily terminate his employment with us at any time on at least 30 days prior written notice to us and shall then be entitled to receive his base salary until the date his employment terminates and certain other benefits.

BECAUSE OUR BUSINESS PLAN IS HEAVILY DEPENDENT ON THE SUCCESS OF NEW AND UNTRIED PRODUCTS SUCCESSFULLY ENTERING THE MARKET PLACE, WE CAN NOT BE SURE THAT THEY WILL PERFORM AS WE ANTICIPATE.

ALTHOUGH WE PLAN ON MAINTAINING COMMERCIAL INSURANCE TO REDUCE SOME OPERATING HAZARD RISKS, SUCH INSURANCE MAY NOT BE AVAILABLE TO US AT ECONOMICALLY FEASIBLE RATES, IF AT ALL.

TECHNOLOGICAL ADVANCES BY OTHERS COULD MAKE OUR PRODUCTS OBSOLETE.

BECAUSE WE PLAN TO RELY ON INDEPENDENT THIRD-PARTY MANUFACTURERS TO FABRICATE THE DWT AND WINDSTOR PRODUCTS, SUPPLIER CAPACITY, SHORTAGES IN NECESSARY RAW MATERIALS, WORK STOPPAGES AND TRANSPORTATION PROBLEMS COULD MATERIALLY, ADVERSELY AFFECT OUR BUSINESS. Any delay in initiating production at third-party facilities, any inability to have new products manufactured at these facilities or any failure to meet our customers' demands could damage our relationships with our customers and may decrease our sales.

RECENTLY ENACTED AND PROPOSED CHANGES IN SECURITIES LAWS AND REGULATIONS HAVE AND WILL CONTINUE TO INCREASE OUR ACCOUNTING AND LEGAL COSTS. The Sarbanes-Oxley Act of 2002 that became law in July 2002 required changes in some of our corporate governance practices. The Act and rules promulgated by the SEC have increased our legal and financial compliance costs and made some activities more difficult, time consuming and more costly.

ITEM 2.         DESCRIPTION OF PROPERTY.

Location of and Access to the Lac Dore Deposit

The Lac Dore deposit is located approximately 70 kilometers southeast of the city of Chibougamau, in the Rinfret and Lemoine townships of northern Quebec. The deposit is approximately five kilometers south of Chibougamau Lake, which is in a low, flat ground area, 380 meters above sea level. The deposit is accessible by road from national highway 167, which is paved and links Chibougamau to the Lac St-Jean area. At kilometer 200 on national highway 167, approximately 32 kilometers south of Chibougamau, forest road 210, a dirt road, leads approximately 35 kilometers east to the deposit and the main exploration workings. The area has been clear-cut of wood, and, accordingly, provides good access by four wheel drive vehicles to the various outcrops of the deposits.

The Chibougamau/Chapais area has a well-developed infrastructure to support mining projects, including transportation, a well-trained labor force, service and maintenance industries and an airport. Lac Dore is approximately 35 kilometers from Hydro-Quebec's Chibougamau electricity substation.

History of Exploration and Geology at Lac Dore

Lac Dore is expected to be an open-pit mine. The deposit has never been in commercial production. All activity on the deposit to date has been exploration. A chronology of work on Lac Dore follows:

Historical Deposit Work at Lac Dore

In 1954, the Lac Dore deposit was discovered by an airborne geophysical magnetic survey. The property was first staked and owned by Dominion GULF Company. Between 1966 and 1975, the Ministere des Richesses Naturelles du Quebec (the "Quebec Ministry") staked the property and conducted a series of tests for vanadium content. In 1977, SOQUEM took over the exploration activities at Lac Dore from the Quebec Ministry. SOQUEM subsequently carried out detailed geological mapping, geophysical surveys and a drilling program. In 1983, SOQUEM reduced the claimed area to 21 claims by allowing its other claims to expire.

Lac Dore Mining Inc. Activities

Beginning in 1996, Lac Dore Mining Inc. began to acquire claims covering portions of the Lac Dore deposit. In 1997, Lac Dore Mining Inc. purchased 21 claims over a five kilometer strike length of the Lac Dore deposit from SOQUEM. Lac Dore Mining Inc. currently owns 443 claims. The total cost for acquiring the 443 claims was approximately $113,000, 1,350,000 shares of our common stock and warrants to purchase 1,000,000 shares of our common stock at CDN $2.00 per share.

In 1998, Cambior inc., an international mining company, acquired an option from Lac Dore Mining Inc. to receive a 60% interest in Lac Dore in exchange for funding 60% of the costs related to developing the deposit. In 1999, Cambior did extensive verification and audit work at Lac Dore. In 2000, Cambior terminated its work on the Lac Dore deposit and its option expired.

In April 2001, Lac Dore Mining Inc. engaged SNC-Lavalin Inc. to carry out a feasibility study of the Lac Dore deposit. SNC-Lavalin reviewed the existing data, validated the database and drilled additional test holes, all with respect to the 21 claims acquired from SOQUEM. SNC-Lavalin also organized its own database and resource block model. In April 2002, SNC-Lavalin completed the feasibility study and issued its report. SNC-Lavalin estimated that the portion of the deposit covered by the 21 claims consists of 102 million tons of in-place mineralized material at 35% magnetite, 17.4% ilmenite and 0.5% vanadium pentoxide.

Topography & Geology

The topography was carved by glaciers more than 10,000 years ago. The deposit, which is hosted in plutonic rocks, outcrops in a series of west-southwest rolling hills, some 100 to 150 meters higher in elevation.

There is little dirt or cover on the bedrock in the deposit area, making geological mapping easier. Vegetation is bushy, typical of harvested forest, and the rocky surface is rugged.

The Lac Dore property hosts a large deposit containing titanium, a type of deposit also found in South Africa and other parts of the world, with Precambrian shield rocks. The deposit is made up of a stratified series of magnetite beds with ilmenite and amalgamated vanadium, known to outcrop over 17 kilometers on the south shore of Lake Chibougamau and also the north shore, some 25 kilometers away, on either side of the Chibougamau anticline.

Claims

Lac Dore Mining Inc. acquired its 443 claims in Lac Dore by purchasing claims from third parties and staking claims for itself. We believe that Lac Dore Mining Inc. has satisfactory title to its claims in accordance with industry standards and applicable laws and regulations.

A claim is an area of land and/or water "claimed" by a prospector or mining organization for the purpose of exploring the claim for a certain length of time and subject to certain conditions as set out by a particular province in Canada. The claim is staked out physically or by computerized map designation and recorded in an appropriate provincial claims office. The size of a claim is 40 acres (16.2 hectares).

The claim is the only valid exploration right in Quebec for all kinds of mineral substances in the public domain. Each claim gives the holder an exclusive right to search for mineral substances, except sand, gravel, clay and other loose deposits, on the land subjected to the claim. The claim also guarantees the holder's right to obtain an extraction right upon the discovery of a mineral deposit.

The term of a claim is two years from the day the claim is registered, and a claim can be renewed indefinitely providing the holder meets all the conditions set out in the Quebec Mining Act, including the obligation to invest a minimum amount in exploration work determined by regulation. The act includes provisions to allow any amount disbursed to perform work in excess of the prescribed requirements to be applied to subsequent terms of the claim. The claim holder may renew title for rolling two-year periods. To renew a claim, a holder must submit a renewal application no later than 15 days after a claim expires and pay the required fees. Renewal costs depend on the date that an application is received, the title location and surface area and the value of the work performed on the property during the claim period.

In order to maintain our claims, we are obligated to expend varying amounts of capital (a complicated formula combining the type of exploration work executed and the claims on or near to which the work is conducted) or pay approximately CDN $50,000 per year in claim renewal fees. Eligibility of work-related expenses are defined by regulations and excess value of work can be used to renew claims within a 3.2 kilometers square area where work was not performed and/or for future renewal.

Lac Dore is located south of the 52nd parallel, which has different claim renewal costs than properties located north of that point. Area size also determines claim cost. Cost of claim renewal ranges from CDN $22 up to $330, per claim, if more than 100 hectares and depending upon renewal date payment. Work values must be at least CDN $500 to $3,600, per claim, depending upon hectares claimed and the location of the claims. The cost of claim renewal also can vary widely depending on the amount and location of work done on and near a subject claim.

Our principal executive office which consists of approximately 400 square feet is located at 975 Spaulding Avenue SE, Grand Rapids, Michigan 49546. The office is leased at a monthly rental of $225. The lease is month-to-month. We do not maintain any other offices outside of home offices, for which no rental is currently paid by us. We believe our employees and proposed future operations are and will be located in areas in which additional office space can be obtained, if needed, at reasonable rates. We do not expect to lease or otherwise acquire any additional facilities during the foreseeable future.


ITEM 3. LEGAL PROCEEDINGS.

We are not a party to any pending legal proceeding that primarily involves a claim for damages and the amount involved in such proceeding, exclusive of interest and costs, exceeds 10% of our current assets nor is any of our property the subject of such a pending legal proceeding. We are not aware of any such proceeding that a governmental authority is contemplating.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matter was submitted during the quarter ended September 30, 2003 to a vote of our security holders through the solicitation of proxies or otherwise.

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Our common stock is principally traded in the over-the-counter market. The trading market is limited and sporadic and should not be considered to constitute an established trading market. The following table sets forth the range of high and low bid prices for the common stock for the fiscal quarters indicated. The common stock is listed in the "Pink Sheets." The following quotations were obtained from BarChart.com.

All quotes reflect inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.


                              2003                             2002
Quarter Ended             Low       High                   Low     High
                         -----    -------                -------  ------
December 31             $ 0.57      1.65                 $ 1.10  $ 1.85
March 31                  0.93      1.70                   1.05    2.45
June 30                   0.71      1.10                   2.00    3.30
September 30              0.75      2.25                   1.20    2.43


On March 31, 2004, our common stock was held of record by approximately 320 holders.

We have never paid dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future. We intend to retain any earnings for
the operation and expansion of our business.   Other than financial ability, we
have no legal, contractual or corporate constraints against the payment of dividends.

The following information relates to equity securities we sold during the fiscal year ended September 30, 2003 that were not registered under the securities Act of 1933.

- From October 1, 2002 to April 30, 2003 we sold 660,438 shares of common stock to forty-two private investors upon exercise of outstanding warrants for approximately $547,000.

- During November 2002, we sold 125,000 shares and warrants to purchase a like number of shares at $2.00 per share to three private investors for approximately $100,000.

- On November 1, 2002, we granted options to purchase 250,000 shares of common stock to a new employee in exchange for services to be rendered to us. The options are exercisable until November 1, 2009 in varying quantities, based upon milestone achievements, and at varying prices ranging form $1 to $1.30 per share.

- During December 2002, we sold 98,100 shares and warrants to purchase a like number of shares at $2.00 per share to five private investors for approximately $86,614.

- On December 9, 2002, we granted options to purchase 200,000 shares of common stock to four of our directors in exchange for prior period services. The options are exercisable until September 30, 2007 at $1.00 per share.

- On December 9, 2002, we granted options to purchase 310,417 shares of common stock to six of our directors in exchange for services rendered to us. The options are exercisable until September 30, 2012 at $1.00 per share.

- On December 9, 2002, we granted options to purchase 150,000 shares of common stock to three employees in exchange for services rendered. The options are exercisable until September 30, 2007 at $1.00 per share.

- On January 1, 2003, we granted options to purchase 1,000 shares of common stock to a private investor in exchange for services. The options are exercisable until January 1, 2005 at $2.00 per share.

- On January 6, 2003, we granted options to purchase 250,000 shares of common stock to a new employee in exchange for services to be rendered. The options are exercisable until January 6, 2010 in varying quantities, based upon milestone achievements, at varying prices ranging $1 to $1.30 per share.

- On February 11, 2003, we granted options to purchase 175,000 shares of common stock to the five directors of the McKenzie Bay Resources Ltd in exchange for services rendered. The options are exercisable until February 10, 2113 at $1.50 per share.

- On February 14, 2003, we sold 7,937 shares of common stock and warrants for the purchase of a like number of shares, and options for the purchase of 7,500 shares to a private investor, for approximately $10,000. The warrants and options are exercisable until February 14, 2005 at $2.00 per share.

- On February 14, 2003, we issued 5,492 shares of common stock to an account creditor in exchange for cancellation of indebtedness of approximately $7,168.

- On February 18, 2003 and July 1, 2003, we issued an aggregate of 71,551 shares of common stock to two individuals in exchange for the cancellation of their right to require us to repurchase an aggregate of 40,000 shares of our common stock from them at $2.75 per share.

- On April 4, 2003, we issued options to purchase 300,000 shares of common stock to a consultant in exchange for services to be rendered to us. The options are exercisable until April 13, 2013 in varying quantities, based upon milestone achievements, at $1.00 per share.

- On April 17, 2003, we issued 250,000 shares of common stock to SOQUEM Inc. in exchange for the option to purchase a 20% undivided interest in our Lac Dore deposits then held by SOQUEM.

- On May 14, 2003, we issued 20,000 shares of common stock at the direction of Larson, Harms and Bibeau, P.C. in exchange for legal services provided to us which we valued at approximately $17,100. Reference is made to the response to
Item 12 of this Annual Report.

- On July 3, 2003, we issued 75,000 shares of common stock to one individual in exchange for investor-relations services provided to us which we valued at approximately $70,000.

- On August 15, 2003, we sold options to 32 private investors to purchase 476,200 shares of common stock for approximately $23,400. The options are exercisable until August 15, 2005 at $1.00 per share.

- On August 15, 2003, we issued options to three private investors to purchase 7,776,500 shares of common stock for an approximate value of $527,700, comprised of the cancellation of the investors' right to require us to repurchase an aggregate of shares 537,237 of our common stock from them at prices ranging from $.61 to $3.25 per share, the cancellation of warrants expiring on November 28, 2003 and September 28, 2004 for the purchase of 595,239 shares at prices ranging from $1.43 to $3.00 per share and a note receivable for $9,350. Options for the purchase of 137,500 shares are exercisable until August 15, 2005 and the balance until August 15, 2008, at $1.00 per share.

- On August 15, 2003, we issued 515,900 shares of common stock to two creditors in exchange for the release of indebtedness of approximately $356,400.

- On August 20, 2003, we sold 109,000 shares of common stock and warrants to acquire 54,500 shares of common stock to a private investor for approximately $99,190. The warrants are exercisable until August 19, 2005 at $2.41 per share.

There were no principal underwriters in connection with any of the foregoing transactions.

We claimed exemption from registration provisions of the Securities Act of 1933 pursuant to Section 4(2) thereof and/or Rule 506 thereunder. Although we believed that the transactions did not involve a public offering and that each purchaser either received adequate information about us or had access, through employment or other relationships, to such information, the exemptions may not have been available to us.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

Development of WindStor

We anticipate that, with adequate funding, we can complete engineering and development of the DWT and WindStor, construct and install prototypes of each and, assuming successful operation of the prototypes, begin commercial installations of WindStor in 2004.

We believe that we will require additional funds of approximately $1.2 million to complete development and construct, install and test the DWT and WindStor and begin a marketing program. We have received conditional commitments from Canadian governmental agencies for an additional $330,000 in non-refundable grants and loans of $590,000. Because we do not know if we can satisfy the conditions, we do not know if we will receive any of the additional funds. We have received no commitments for the balance of the requisite funds and there can be no assurance that we will be successful in obtaining those funds. If we do not obtain all of the requisite funds, we will not be able to produce or sell any DWTs.

We intend to retain ownership of the WindStor installations and sell the electricity generated by DWTs to WindStor users. We believe, with successful testing of WindStor, that WindStor installations will provide adequate cash flow to allow for debt to be a component of each installation's financial structure. We will, however, require significant amounts of funds in order to install WindStor and for general and administrative expenses. If we are successful in obtaining funds to be utilized in connection with WindStor, we intend to allocate them as follows:

DWT & WindStor marketing                             $5,700,000

DWT Prototype design, construction and installation   1,200,000

Operating requirements                                9,000,000
                                                     ----------
TOTAL                                               $15,900,000
                                                    ===========

Four entities have expressed interested in commercial installations of WindStor. Prior to any installation of WindStor, we and each prospective customer must be satisfied that adequate wind power exists at the respective location to provide sufficient electricity production from a DWT to create an economically feasible WindStor facility. While wind testing is being conducted, zoning, permitting and site location issues will be addressed. If wind power is sufficient, all regulatory issues are resolved, site plans are approved, we are able to obtain adequate financial resources, we successfully obtain working prototypes and pricing terms are agreed upon by prospective customers, we intend to begin to install WindStor.

Development of Lac Dore Mining Inc.

If funding becomes available during the fiscal year ending September 30, 2004, we intend to continue research and development of the vanadium recovery and refining technology developed for McKenzie Bay during the feasibility study of the Lac Dore deposit. The next planned step is operation of a Sample Product Unit (SPU) planned for construction by SGS Lakefield Research at their facilities in Lakefield, Ontario, Canada. This facility would be used to advance vanadium refining processes and produce and provide small samples of high-purity vanadium chemicals to potential customers.

The planned cost to operate the SPU is $1 million over a 16-month period. Although grants and/or loans may be available to us for part of the cost, we have not assumed or relied upon their availability.

If results from the SPU project are successful and demand for the chemicals provided to potential customers of Lac Dore Mining Inc. are sufficient to warrant additional development, we intend to build a larger production facility, called the Development Production Pilot Plant (DPPP). If feasible and also largely dependent upon adequate funding being available, this project would take place after the end of the fiscal year ending September 30, 2004. The cost to build the DPPP has been estimated to be approximately $10 million.

Our plans for Lac Dore are dependent upon a number of events coming together successfully, including, but not limited to, an adequate demand for high-purity vanadium, our ability to raise between $280 and $350 million to build and operate the mine and refinery, our ability to find and hire management and employees to operate the mine and refinery and successful permitting of the mine and refinery to be built and operated. At a minimum, we believe contemplation of the building of Lac Dore is several years into the future.

Cash Requirements for 2004 Fiscal Year Administrative Costs

To date our activities have been funded primarily through the sale of equity securities and financial assistance from Canadian governmental agencies in the form of loans and grants. As noted above, we must obtain substantial additional capital to engage in our proposed businesses.

Our cash requirements for administrative costs for the fiscal year ending September 30, 2004 (including direct support of subsidiary operations) follows:

       Use                       Amount
--------------------          -----------
Employee salaries               $600,000
Professional costs
(includes consultants,
outside accountants,
independent auditors
and legal counsel)            $1,400,000
General administrative
(includes lease
obligations, travel and
other administrative costs)     $450,000

Neither we nor our subsidiaries will be able to continue development and administrative functions for more than a few months unless substantial additional funding becomes available.

In its report dated December 23, 2003, the Company's independent auditors state that the Company has suffered recurring losses and has a deficiency in assets that raise substantial doubt about the Company's ability to continue as a going concern.

We cannot be sure that we will be able to obtain adequate financing from outside sources to fund our proposed operations. If we are unable to obtain the necessary funding, we will not be able to continue to operate.

Additional Employees

We will need to add a number of employees to DERMOND in anticipation of successful DWT and WindStor prototype testing. Additions include, project managers, mechanical, aeronautic and electrical engineers and administrative personnel. McKenzie Bay intends to add administrative personnel, including a controller.

ITEM 7.         FINANCIAL STATEMENTS.

Our Consolidated Financial Statements and related notes begin on Page F-1 of this Annual Report.



                                                                      PAGE NO.

Report of Independent Auditor's........................................F-1

Financial Statements

CONSOLIDATED BALANCE SHEETS............................................F-2
SEPTEMBER 30, 2003 and 2002

CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
FROM INCEPTION TO SEPTEMBER 30, 2003............... .................F-3-4

CONSOLIDATED STATEMENT OF LOSS
YEARS ENDED SEPTEMBER 30, 2003 and 2002................................F-5

CONSOLIDATED STATEMENT OF CASH FLOWS
YEARS ENDED SEPTEMBER 30, 2003 and 2002................................F-6

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2003..................................................F-7-23

==============================================================================



                        MCKENZIE BAY INTERNATIONAL LTD.
                         (A development-stage company)

                       CONSOLIDATED FINANCIAL STATEMENTS

                SEPTEMBER 30, 2003 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of McKenzie Bay International Ltd. and Subsidiaries

We have audited the accompanying consolidated balance sheet of McKenzie Bay International Ltd. and subsidiaries (the "Company"), a development-stage company, as at September 30, 2003 and the consolidated statements of changes in stockholders' equity (deficit), loss and cash flows for the year then ended, and for the period from August 23, 1996 (date of inception) to September 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the period from inception on August 23, 1996 to September 30, 2002 were audited by other auditors, whose reports expressed unqualified opinions on those statements and included an explanatory paragraph regarding matters that raised substantial doubt about the Company's ability to continue as a going concern. The financial statements of the Company as of September 30, 2002 and for the year then ended, were audited by other auditors who expressed an unqualified opinion on those statements and included explanatory paragraphs in their report dated November 30, 2002 (except as to note 16 as of April 3, 2003), regarding matters that raised doubt about the Company's ability to continue as a going concern and regarding their audit of adjustments to restate the 2001 financial statements. The other auditors' reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for such prior periods, is based solely on the reports of such other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 2003, and the results of its operations and cash flows for the year then ended, and for the period from August 23, 1996 (date of inception) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage enterprise engaged in a vanadium/titanium deposit with the development of wind turbine technology and a diamond mine. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses and has a deficiency in assets that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP
--------------------------
    Deloitte & Touche LLP

Rouyn-Noranda, Canada
December 23, 2003
(April 6, 2004 as to note 17)

               MCKENZIE BAY INTERNATIONAL LTD. and subsidiaries
                         (A development-stage company)

                          CONSOLIDATED BALANCE SHEETS
                          SEPTEMBER 30, 2003 and 2002
                         (Amounts stated in US dollars)

                              ASSETS

                                                   2003              2002
                                              -----------        -----------
Current:
    Cash and cash equivalents                 $   49,208         $    45,325
    Marketable securities                              -              83,501
    Accounts receivable                          262,979             186,961
    Inventories                                        -              19,562
    Prepaid expenses and deposits                145,441             172,057
                                              -----------        -----------
Total current assets                             457,628             507,406
Reclamation cash bond (note 3)                   338,685             338,685
Property and equipment (note 4)                   76,263              84,577
Goodwill (note 2)                                      -             146,972
                                              -----------        -----------
Total assets                                     872,576           1,077,640
                                              ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current:
    Bank indebtedness (note 10)               $   83,463         $    47,441
    Accounts payable and accrued liabilities   2,162,934             583,378
    Current portion of long-term debt (note 5)    32,945              36,156
                                              -----------        -----------
Total current liabilities                      2,279,342             666,975

Long-term and other liabilities:
Long-term debt (note 5)                        1,074,651             888,304
Redeemable capital stock (note 6)                252,175                   -
Reclamation and closure liabilities (note 3)     250,000             250,000
                                              -----------        -----------
Total long-term and other liabilities          1,576,826           1,138,304

Redeemable capital stock (note 6)                      -           1,481,854

Stockholders' equity (deficit):
 Capital stock (note 6)
   75,000,000 common stock authorized, at
   $0.001 par value 25,229,958 common stock
   issued and outstanding (2002,23,177,640)       23,649              21,607
 Additional paid in capital (note 6)          16,781,788          13,618,367
 Accumulated deficit                         (19,564,758)        (15,872,366)
 Accumulated other comprehensive income(loss)   (224,271)             22,899
                                              -----------        -----------
Total stockholders' deficit                   (2,983,592)         (2,209,493)
Contingency (note 10)
Commitments (note 11)

Total liabilities and stockholders' deficit   $  872,576         $ 1,077,640
                                              ===========         ==========

                            (See accompanying notes)

                MCKENZIE BAY INTERNATIONAL LTD. and subsidiaries
                         (A development-stage company)

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (Deficit)
                      FROM INCEPTION TO SEPTEMBER 30, 2003
                         (Amounts stated in US dollars)

                                                                         Accumulated
                                                                           other           Total
                                                 Additional               comprehensive  stockholders'
                                       Common     paid in   Accumulated      income        equity
                                       stock      capital     deficit        (loss)       (deficit)
                                     ----------  ---------  -----------  -------------- -------------

Common shares issued for cash        $     200   $   7,097  $        -              -    $    7,297
Common shares issued in exchange of
   exploration claims and services          50       1,774           -              -         1,824
Net loss for the year                        -           -      (7,116)             -        (7,116)
Change in foreign currency
  translation adjustment                     -           -           -             12            12
                                     ----------  ---------  -----------  --------------- ------------
Balance, September 30, 1996                250       8,871      (7,116)            12         2,017

Common shares issued for cash            5,150     748,534           -              -       753,684
Common shares issued in exchange of
   exploration claims and services       2,804     114,159           -              -       116,963
Net loss for the year                        -           -    (816,944)             -      (816,944)
Change in foreign currency
   translation adjustment                    -           -           -           (473)         (473)
                                     ----------  ---------  -----------  --------------- -------------
Balance, September 30, 1997              8,204     871,564    (824,060)          (461)       55,247

Common shares issued for cash              517     440,277           -              -       440,794
Common shares issued in exchange of
   exploration claims and services       1,105      43,719           -              -        44,824
Net loss for the year                        -           -    (519,123)             -      (519,123)
Change in foreign currency
  translation adjustment                     -           -           -         (3,557)       (3,557)
                                     ----------  ---------  -----------  --------------- -------------
Balance, September 30, 1998              9,826   1,355,560  (1,343,183)        (4,018)       18,185

Common shares issued for cash            1,756     381,685           -              -       383,441
Common shares issued in exchange of
   exploration claims and services       1,245   1,337,925           -              -     1,339,170
Net loss for the year                        -           -  (1,608,740)             -    (1,608,740)
Change in foreign currency
   translation adjustment                    -           -           -            257           257
                                     ----------  ---------  ------------  -------------- -------------
Balance, September 30, 1999             12,827   3,075,170  (2,951,923)        (3,761)      132,313

Common shares issued for cash            1,734   1,054,409           -              -     1,056,143
Common shares issued for services           42      20,958           -              -        21,000
Net loss for the year                        -           -    (830,612)             -      (830,612)
Issuance of redeemable capital stock         -           -    (640,075)             -      (640,075)
Change in foreign currency
  translation adjustment                     -           -           -           (938)         (938)
                                    -----------  ---------  ------------  -------------- -------------
Balance, September 30, 2000             14,603   4,150,537  (4,422,610)        (4,699)     (262,169)


Issuance of redeemable capital stock         -           -    (545,938)             -      (545,938)
Issuance of other capital stock          4,390   4,940,158           -              -     4,944,548
Purchase of common stock for treasury      (79)   (145,174)          -              -      (145,253)
Net loss for the year                        -           -  (4,933,244)             -    (4,933,244)
Change in foreign currency
  translation adjustment                     -           -           -        (12,833)      (12,833)
Unrealized holding loss on marketable
securities                                   -           -           -       (371,735)     (371,735)
Expiry of redemption rights                  -      12,000           -              -        12,000
Stock options                                -     902,585           -              -       902,585
                                    -----------  ---------  -------------  ------------- -------------
Balance as at September 30, 2001        18,914   9,860,106  (9,901,792)      (389,267)     (412,039)

Issuance of capital stock                2,696   2,856,002           -              -     2,858,698
Purchase of common stock for treasury       (3)     (4,366)          -              -        (4,369)
Net loss for the year                        -           -  (5,970,574)             -    (5,970,574)
Change in foreign currency
   translation adjustment                    -           -           -         40,431        40,431
Reclassification to the consolidated
   statement of loss of the holding
    loss on marketable securities            -           -           -        371,735       371,735
Expiry of redemption rights                  -     439,659           -              -       439,659
Stock options                                -     466,966           -              -       466,966
                                    -----------  ---------  -------------  ------------- -------------
Balance as at September 30, 2002        21,607  13,618,367 (15,872,366)        22,899    (2,209,493)

Issuance of capital stock                2,052   1,668,592           -              -     1,670,644
Purchase of common stock for treasury      (10)    (11,290)          -              -       (11,300)
Net loss for the year                        -           -  (3,692,392)             -    (3,692,392)
Change in foreign currency
   translation adjustment                    -           -           -       (247,170)     (247,170)
Expiry of redemption rights                  -     514,471           -              -       514,471
Stock options                                -     991,648           -              -       991,648
                                    -----------  ---------  -------------  ------------- -------------
Balance as at September 30, 2003    $   23,649 $16,781,788 $(19,564,758)    $(224,271)  $(2,983,592)
                                    ==========  ========== ==============  ============= ============

                            (See accompanying notes)


                MCKENZIE BAY INTERNATIONAL LTD. and subsidiaries
                         (A development-stage company)

                         CONSOLIDATED STATEMENT OF LOSS
                    YEARS ENDED SEPTEMBER 30, 2003 and 2002
                         (Amounts stated in US dollars)

                                                                                    Cumulative
                                                                                   from inception
                                                                                    on August 23,
                                                         2003          2002             1996
                                                      ----------    ----------     ---------------
Revenue                                               $        -    $   12,825     $        12,825


Expenses:
 Research, development and exploration (note 7)        1,139,471     2,586,476           7,703,272
 General administration                                  295,642       572,672           1,152,935
 Reorganization costs                                          -             -             102,914
 Wages and benefits                                      205,134       456,821           1,145,994
 Management wages and benefits                           797,493       525,648           2,352,800
 Professional fees                                       832,886       314,027           1,574,961
 Advertising, promotion and travel                       155,512       262,179             823,601
 Amortization                                             18,360        21,070             388,842
 Interest and bank charges                                50,906       108,896             159,802
 Interest on long-term debt                               21,182        22,358              90,174
                                                      ----------    ----------      --------------
                                                       3,516,586     4,870,147          15,495,295
                                                      ----------    ----------      --------------

Loss before the following:                            (3,516,586)   (4,857,322)        (15,482,470)
Write-down of assets                                           -             -          (1,626,821)
Write-off of incorporation and
 reorganization costs                                          -       (49,137)            (49,137)
Write-down of marketable securities                      (32,731)   (1,071,483)         (1,104,214)
Gain (loss) on sale of marketable securities                 140      (138,168)           (138,028)
Interest income                                            3,757         4,536              27,897
                                                      ----------    ----------      --------------
Net loss before mining taxes and cumulative
  effect of change in accounting principle
   for SFAS 142                                       (3,545,420)   (6,111,574)        (18,372,773)
Current mining tax recovery (note 9)                           -       141,000             141,000
                                                      ----------    ----------      --------------
Net loss before cumulative effect of change
  in accounting principle for SFAS 142             $  (3,545,420)  $(5,970,574)     $  (18,231,773)
                                                      ----------    ----------      --------------
Cumulative effect of change in accounting
  principle for SFAS 142 (note 2)                  $    (146,972)            -            (146,972)
                                                      ----------    ----------      --------------
Net loss                                           $  (3,692,392)  $(5,970,574)     $  (18,378,745)
                                                      ----------    ----------      --------------
Comprehensive loss (note 13)                       $  (3,939,562)  $(5,558,408)     $  (18,603,016)
                                                      ==========    ==========      ==============
Basic and diluted loss per share:
Net loss before cumulative effect of change
  in accounting principle for SFAS 142             $       (0.14)  $     (0.29)
Cumulative effect of change in accounting principle        (0.01)            -
                                                      -----------   -----------
Net loss                                           $       (0.15)  $     (0.29)
                                                      ===========   ===========

Weighted average shares outstanding                   24,186,803    20,940,128
                                                      ==========    ==========

                         (See accompanying notes)


                MCKENZIE BAY INTERNATIONAL LTD. and subsidiaries
                         (A development-stage company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                    YEARS ENDED SEPTEMBER 30, 2003 and 2002
                         (Amounts stated in US dollars)

                                                                                    Cumulative
                                                                                  from inception
                                                                                    on August 23,
                                                         2003          2002             1996
                                                      ----------    ----------     ---------------
Cash flows from (used in) operating activities:
  Net loss                                         $  (3,692,392)  $(5,970,574)     $  (18,378,745)
  Items not affecting cash:
    Cumulative effect of change in accounting principle  146,972             -             146,972
    Amortization                                          18,360        21,070             388,842
    Expenses settled through issuance of common stock    362,992     1,442,670           1,805,662
    Capitalized interest on convertible notes payable          -         2,571               2,571
    Reclamation and closure costs (note 3)                     -             -             250,000
    Write-down of assets                                       -             -           1,626,821
    Write-down of marketable securities                   32,731     1,071,483           1,104,214
    Write-off of incorporation and reorganization costs        -        49,137              49,137
    Loss on sale of marketable securities                   (140)      138,168             138,028
    Stock-based compensation                             353,278       416,278           1,672,141
  Net change in non-cash working capital related to
      operations:
    Accounts receivable                                  (51,452)      (69,811)           (205,616)
    Inventories                                           19,562       (19,562)                  -
    Prepaid expenses and deposits                         26,616       (76,926)            (94,957)
    Accounts payable and accrued liabilities           1,446,532      (189,066)          2,136,202
                                                     -----------    -----------     --------------
                                                      (1,336,941)   (3,184,562)         (9,358,728)
                                                     -----------    -----------     ---------------
Financing activities:
  Issuance of notes payable                              350,000             -             350,000
  Increase of bank indebtedness                           29,755        47,411              77,196
  Increase in convertible notes payable                        -             -              23,055
  Issuance of long-term debt                                   -             -             137,435
  Repayment of long-term debt                            (36,156)      (32,794)           (104,490)
  Receipt of repayable government assistance (note 5)     71,272       855,359             926,631
  Proceeds from sale of common stock                     847,653     1,265,402          11,877,657
  Proceeds on sale of options                             33,160             -              33,160
  Redemption of redeemable capital stock                       -       (37,500)            (37,500)
  Purchase of common stock for treasury                        -        (4,369)           (149,622)
                                                    ------------    -----------     --------------
                                                       1,295,684     2,093,539          13,133,522

                                                  ------------    -----------     --------------
Investing activities:
  Purchase of marketable securities                            -             -          (1,767,835)
  Proceeds-sale of marketable securities                  50,910       474,683             525,593
  Purchase of reclamation cash bond (note 3)                   -             -            (338,685)
  Purchase of property and equipment                      (9,273)       (1,666)         (2,058,006)
  Incorporation and reorganization costs                       -             -             (81,769)
 Acquisition of business net of cash acquired (note 8)         -       (31,286)            (31,286)
                                                    ------------    -----------      -------------
                                                     41,637       441,731          (3,751,988)

Effect of foreign currency
    exchange rate changes on cash and equivalents          3,503        40,431              26,402
                                                    ------------    -----------      -------------
Net increase (decrease) in cash and cash
    equivalents                                            3,883      (608,861)             49,208
Cash and cash equivalents, beginning of period            45,325       654,186                   -
                                                    ------------    -----------      -------------
Cash and cash equivalents, end of period             $    49,208    $   45,325        $     49,208
                                                    ============    ===========      =============
Supplemental non-cash financing activities:
Issuance of common stock in lieu of requiring
  the Company to repurchase redeemable capital stock $   110,000    $        -        $    110,000
Issuance of options in lieu of requiring Company
  to repurchase redeemable capital stock                 605,210             -             605,210

Issuance of common stock in lieu of payment of notes
  payable and accrued interest                           356,424             -             356,424
Conversion of notes payable into capital stock                 -        25,626              25,626
                                                    ------------    -----------      -------------
                                                    $  1,071,634    $   25,626        $  1,097,260
                                                    ============    ===========      =============

                          (See accompanying notes)


                MCKENZIE BAY INTERNATIONAL LTD. and subsidiaries

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2003
         (Amounts stated in US dollars unless indicated otherwise)

1. Nature of operations

   The Company is a development stage company with no operations. The Company has interests in a vanadium/titanium deposit, with wind turbine technology and a diamond mine. The Company was incorporated in Delaware on August 17, 1998 under the name Decker Organic Systems, Inc.

2. Accounting policies

   The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles ("US GAAP") and reflect the following significant accounting policies:

   [a] Basis of presentation

       The financial statements of the Company have been prepared on the basis of the Company continuing as a going concern, which contemplates the realization of assets and the payment of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets and to meet its liabilities as they become due.

       The Company suffered recurring losses and has a deficiency in assets that raise substantial doubt about our ability to continue as a going concern. The Company's continued existence is dependent upon its ability to raise additional capital and generate profits. Although management believes that it will be successful at raising additional capital in the short-term and will have profitable operations in the long-term, it is unable to disclose firm commitments as of the date of these financial statements.

       As discussed in note 6, the Company may be required to repurchase shares, at the option of the holders, for an amount of $252,175.

       The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

   [b] Consolidation

       These consolidated financial statements include the activities of the Company and its wholly-owned subsidiaries, McKenzie Bay Resources Ltd., Great Western Diamond Company, Experts Conseils Dermond Inc. and a 62.5% interest in Ptarmigan Energie Inc. All intercompany balances and transactions have been eliminated in consolidation.

   [c] Foreign currency translation

       The translation to US dollars for consolidation purposes is performed using the current rate method whereby balance sheet accounts are converted at exchange rates in effect at the balance sheet date and revenue and expense accounts are translated at the weighted-average exchange rate during the period. The gains and losses resulting from such translation are included as a foreign currency translation adjustment in stockholders' equity (deficit). For statutory and other reporting purposes, the Company's wholly and partially owned subsidiaries, McKenzie Bay Resources Ltd., Experts Conseils Dermond Inc. and Ptarmigan Energie Inc. prepare financial statements in Canadian dollars.

   [d] Cash and cash equivalents

       Cash and cash equivalents includes those short-term investments which, at the date of acquisition, have an original term to maturity of three months or less.

   [e] Marketable securities

       The Company invests in marketable securities with maturities greater than three months. The securities are classified as available-for- sale securities and reported at fair market value with unrealized gains and losses excluded from earnings and recorded to accumulated other comprehensive loss.

   [f] Inventories

       Inventories are valued at the lower of average cost and net realizable value.

   [g] Use of estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the fiscal period. Financial statements items that require significant estimates from management are the useful life of long-lived assets for amortization purposes, carrying value of goodwill and sufficiency of reclamation and closure liabilities. Actual results could differ from such estimates.

   [h] Exploration and development expenditures

       Costs related to the exploration and development of resource properties are expensed as incurred. Amounts are reduced by grants and other related revenues.

   [i] Research and development

       Research and development expenditures are charged to earnings as incurred and amounted to $629,078 and $0 in the years ended September 31, 2003 and 2002, respectively.

   [j] Property and equipment

       Property and equipment are recorded at cost and are being amortized over their estimated useful lives using the declining balance method at the following annual rates:

                         Equipment under capital lease  20%
                         Furniture and fixtures         20%
                         Computer                      30%
                         Office equipment              20%


   [k] Impairment for long-lived assets

       The Company evaluates the carrying value of long-lived assets and other intangible assets, excluding goodwill, based upon current and anticipated undiscounted cash flows, and recognizes an impairment when such estimated cash flows will be less than the carrying value of the asset. Measurement of the amount of impairment, if any, is based upon the difference between carrying value and fair value.

   [l] Income and mining taxes

       The Company accounts for income and mining taxes under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is set up when it is more likely than not that a deferred tax asset will not be recovered.

   [m] Loss per common share

       Basic earnings (loss) per share is computed by dividing net loss (the numerator) by the weighted-average number of outstanding common shares (the denominator) for the period. The computation of diluted earnings
       (loss) per share includes the same numerator, but the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued (such as the common share equivalents for stock options). Fully diluted loss per share has not been presented as it is anti-dilutive.

   [n] Comprehensive loss

       In addition to net loss, comprehensive loss includes foreign currency translation adjustment and unrealized holding loss on marketable securities.

   [o] Stock-based compensation plan

       (i) The Company has stock-based compensation plans which are described in note 6. The Company uses the fair value method of accounting for all stock options granted to non-employees in accordance with the provisions of SFAS 123 and the intrinsic value method for those granted to employees in conformity with Accounting Principles Board Opinion No. 25 and its related interpretation and allowed by SFAS 123. Under the fair value based method, compensation cost attributable to awards is measured at the date of the grant and recognized over the vesting period in operating expense as it is the case under the intrinsic value method when exercise price is lower than the current market price at the date of the grant.
       No compensation cost is recorded for all other stock-based employee compensation awards and consideration paid by employees on the exercise of stock options is recorded as capital stock.

       (ii) Fair value disclosure

SFAS 123 encourages but does not require companies to include in compensation cost the fair value of stock options granted to employees. A company that does not adopt the fair-value method must disclose the cost of stock compensation awards, at their fair value, on the date the award is granted. This fair value was estimated using the Black-Scholes model with assumptions of a 2 to 10 years expected term, 113% to 130% volatility, interest rates ranging from 1.49% to 4.03% and an expected dividend yield of 0%. Had the compensation cost for stock options issued to employees, officers and directors been determined based on the fair value at the grant date consistent with SFAS No. 123, the Company's net loss and loss per share would have been as follows:

                                        2003               2002
                                     ---------           ----------
Net loss                            (3,692,392)         (5,970,574)
                                     ---------           ----------
Pro forma                           (4,603,974)         (6,728,768)
                                     ---------           ----------

                                        2003               2002
                                     ---------           ----------
Net loss per share:
As reported                              (0.15)              (0.29)
                                     ---------           ----------
Pro forma                                (0.19)              (0.32)
                                     ---------           ----------

The Company used the Black-Scholes option pricing model to determine the fair value of grants made in the period ended September 30, 2003 and 2002, respectively.

                                       2003                2002
                                     ---------           ----------
Stock based compensation
expense as reported                    290,091             125,269
                                     ---------           ----------

Stock based compensation
expense if fair value was used.      1,201,673             883,463
                                     ---------           ----------


   [p] Goodwill and other intangible assets

       Effective October 1, 2002 the Company adopted SFAS 141, "Business Combinations, "and SFAS 142, "Goodwill and Other Intangible Assets". SFAS 141 was issued by the FASB in June 2001. SFAS 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. SFAS 141 also specifies the types of acquired intangible assets that are required to be recognized and reported separately from goodwill and those acquired intangible assets that are required to be included in goodwill. The Company's adoption of this standard did not have any effect on our accounting for prior business combinations.

       SFAS 142 requires that goodwill no longer be amortized, but instead be tested for impairment at least annually. SFAS 142 requires recognized intangible assets to be amortized over their respective estimated useful lives and reviewed for impairment in accordance with SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Any recognized intangible assets determined to have an indefinite useful life are not amortized, but instead tested for impairment in accordance with the standard until its life is determined to no longer be indefinite.

       The Company has completed its SFAS 142 transitional impairment review and determined that the goodwill ("excess cost of investment over net assets acquired") of $146,972 associated with the fiscal 2002 acquisitions of DERMOND INC. should be reduced to $0. The fair value of the reporting unit (DERMOND INC.) was determined using the present value of expected future cash flows and other valuation measures.

       The $146,972 non-cash charge is reflected as a cumulative effect of an accounting change in the accompanying Consolidated Statements of Loss for the year ended September 30, 2003. In accordance with SFAS 142 and SFAS 3, "Reporting Accounting Changes in Interim Financial Statements" ("SFAS 3"), when a transitional impairment loss for goodwill (cumulative effect type accounting change) is measured in other than the first interim reporting period, it shall be recognized in the first interim period irrespective of the period in which it is measured. The impact on the three-month period ended December 31, 2002 is as follows:

        Three months ended December 31, 2002

                               Net income (loss)       Basic loss per share
                              ------------------       ---------------------
Reported net income                 $(1,097,801)                    $(0.05)
Less:  Impairment charge               (146,972)                     (0.01)
                              ------------------       ---------------------
Adjusted net loss                   $(1,244,773)                    $(0.06)
                             ===================       =====================

   [q] New accounting pronouncements

       In November 2002, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for interim and annual financial statements for periods ending after December 15, 2002. The adoption of FIN 45 had no impact on the Company's financial position, results of operations or cash flows.

       In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted the requirements of the Statement.

       In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46). FIN 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. FIN 46 also requires disclosures about variable interest entities that a company is not required to consolidate but in which it has a significant variable interest. The consolidation requirements of FIN 46 apply immediately to variable interest entities created after January 31, 2003. In addition, FIN 46, as amended in December 2003 (FIN
       46R), will be effective by public entities for periods ending after March 15, 2004. The adoption of this interpretation and its revision will not have a material impact on the Company's financial position or results of operations.

       In October 2001, the Financial Accounting Standards Board issued "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS
       144), which is effective for fiscal years beginning after December 15, 2001. SFAS 144 addresses accounting and reporting for the impairment or disposal of long-lived assets. This statement superseded SFAS 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed Of". The Company's adoption of SFAS 144 on October 1, 2002 did not have a material effect on its consolidated financial statements.

       In May 2003, the FASB issued Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity", which is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, to address the balance sheet classification of certain financial instruments that have characteristics of both liabilities and equity. As a result of the adoption of SFAS 150, the Company has reclassified the balance of its Redeemable Capital Stock at September 30, 2003. SFAS 150 does not permit the restatement of prior years balances of reclassified financial instruments. Accordingly, the balances of the Company's Redeemable Capital Stock have not been reclassified.

       In July 2001, the Financial Accounting Standards Board finalized SFAS 143, Accounting for Asset Retirement Obligations ("ARO"), which requires the recognition of a liability for an asset retirement obligation in the period in which it is incurred. Retirement obligations associated with long-lived assets included within the scope of SFAS 143 are those for which there is a legal obligation to settle under existing or enacted law, statute, written or oral contract, or by legal construction under the doctrine of promissory estoppel. Retirement obligations are included in the scope of the standard only if the legal obligation exists in connection with or as a result of the permanent retirement, abandonment or sale of a long-lived asset. When the liability is initially recorded, the carrying amount of the related long-lived asset is correspondingly increased. Over time, the liability is accreted to its future value.
       The corresponding amount capitalized at inception is depreciated over the useful life of the asset. The liability must be revalued each period based on current market prices. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The Company has adopted the requirements of the statement.

3. Reclamation cash bond

   The Company was required to post a cash bond with the State of Colorado, Department of Natural Resources to cover future site reclamation and closure liabilities associated with the Kelsey Lake mine. A liability for the estimated restoration costs of $250,000 ($250,000 in 2002) has been accrued in these financial statements.

4. Property and equipment

   The details of property and equipment are as follows:

                                                         2003         2002
                                      Accumulated      Net Book     Net Book
                        Cost          Amortization      Value        Value
                      ----------     -------------    ----------  -------------
Equipment under
capital lease       $  137,435         $    73,435    $   64,000    $    80,000
Furniture and
fixtures                 7,865               4,366         3,499          3,348
Computer                11,333               2,811         8,522            970
Office equipment           639                 397           242            259
                      ----------     -------------    ----------  -------------
                    $  157,272         $    81,009    $   76,263    $    84,577
                      =========       ============    ==========   ============
5. Long-term debt

   The Company received financial assistance from the government of Canada and the province of Quebec in connection with the completion of a feasibility study of the Vanadium deposits at Lac Dore, Quebec and a test pilot project for the refining of Vanadium. These financial assistance packages have been recorded as liabilities in the financial statements.

                                                         2003          2002
                                                      ---------   ------------
Province of Quebec unsecured financial
assistance, non-interest bearing,
repayable in scheduled payments over 4
years after the second year of production
of the mine.  This assistance is
forgivable if, after 24 months following the
release of the feasibility study, a
decision is made not to begin production            $    665,190   $ 570,240

Government of Canada unsecured financial
assistance, non-interest bearing,
repayable in quarterly payments of
CDN$62,500 commencing October 1, 2004                    369,550     285,119

Government of Canada unsecured financial
assistance, non-interest bearing, repayable
in two equal annual payments,
commencing January 1, 2005                                39,911           -

Obligation under capital lease, payable
in monthly blended installments of $3,444,
interest at 10%, due July, 2004                           32,945      69,101
                                                     -----------   ------------
                                                       1,107,596     924,460

Less current portion                                      32,945      36,156
                                                     -----------   ------------
                                                     $ 1,074,651   $ 888,304
                                                     ===========   ============

The Company has provided equipment subject to the lease agreement above as collateral for amounts owing.

        Future minimum lease payments required under the lease are as follows:

                                 2004    $34,443
                                 2005          -
                                         -------
                                          34,443
Less amount representing interest          1,498
                                         -------
                                         $32,945
                                         =======
6. Capital stock

Authorized - 75,000,000 common stock, par value $0.001 per share


Issued -
                                           Common    Paid in   Stock
                               Shares      stock     capital  options   Total
                              ---------   --------  -------- -------- ----------
Balance, September 30, 2002  23,177,640    $21,689 $13,767,907     - $13,789,596
Common stock issued for:
 Expenses and accounts
  payable settled through
  issuance of common stock      937,943        938     822,053     -     822,991
 Cash                           453,337        453     295,414     -     295,867
 Exercise of warrants           661,038        661     551,125     -     551,786
 Stock options, compensation          -          -     353,278     -     353,278
 Stock options, in lieu of
  redemption rights                   -          -     605,210     -     605,210
 Stock options, cash                  -          -      33,160     -      33,160
 Expiry of redemption rights          -          -     514,471     -     514,471
                             ----------   --------  ----------  ----  ----------
 Balance, September 30, 2003 25,229,958     23,741  16,942,618     -  16,966,359
 Less treasury stock at cost    (92,000)       (92)   (160,830)    -    (160,922)
                             ----------   --------  ----------  ----  ----------
 Balance, September 30, 2003 25,137,958    $23,649 $16,781,788  $  - $16,805,437
                             ==========   ========  ==========  ==== ===========



Share-based incentive plans

At September 30, 2003, the Company had three stock-based incentive plans each being limited so that options to acquire no more than 2,500,000 shares per plan in the aggregate may be outstanding at any one time.

(i) Under the 2001 Employee Incentive Stock Option Plan, options may be granted at an exercise price equal to the market price on the date of the grant. All options expire no later than ten years from the grant date. In the event an option is granted to an employee who owns 10% or more of the voting power of stock of the Company, the purchase price of each share shall be 110% of the fair market value on the date of grant and the expiration date of option shall be no more than five years after the date of grant of such option.

(ii) Under the 2001 Employee non-qualified Stock Option Plan, options may be granted to employees or certain non-employees at an exercise price as determined by the administrator of the plan on the date of the grant, all options expire ten years after the date of grant.

(iii) Under the 2001 Directors non-qualified Stock Option Plan, options to purchase common shares of the Company may be granted to directors of the Company or certain non-employees for terms up to ten years at an exercise price as determined by the administrator on the date of the grant.

The following table contains information with respect to all options granted by the Company:

                                                        Weighted average
                                                        exercise price
                                        Shares             US$/share
                                     ------------       ----------------

Options outstanding,
September 30, 2001                     2,410,000               1.02
   Granted                               950,000               1.25
   Expired                               (25,000)              0.64
Options outstanding,
September 30, 2002                     3,335,000               1.09
   Granted                             9,896,617               1.03
   Expired                              (100,000)              1.50
                                     ------------       ----------------
Options outstanding,
September 30, 2003                    13,131,617               1.04
                                     ===========        ================

The following table contains information with respect to all options granted by the Company at September 30, 2003:

                   Outstanding options             Exercisable options
                  ---------------------          ------------------------
                                  Weighted                         Weighted
                        Average   average                           average
                          life     price                             price
                Shares  (years)  US$/share           Shares       US$/share
              --------  -------  ----------          ---------    ----------
$0.74         300,000      3.96      0.74                    -            -
$1.00      11,121,917      5.26      1.00           10,431,917         1.00
$1.25         476,200      1.88      1.25              476,200         1.25
$1.30-$1.50 1,175,000      6.94      1.38              775,000         1.42
$2.00-$3.00    58,500      0.49      2.85               58,500         2.85
           ----------  --------  ----------         ----------    ----------
           13,131,617                               11,741,617
           ==========                               ==========
        As at September 30, 2003, the following are outstanding:

   [a] Stock warrants

                                                            Number
                                                         of warrants
                                                        ------------
Outstanding, September 30, 2001                           3,544,030
Issued during the year                                      145,000
Exercised during the year                                  (969,935)
Outstanding, September 30, 2002                            2,719,095
Issued during the year                                       446,762
Exercised during the year                                  (661,038)
Expired during the quarter                               (1,552,200)
                                                        ------------
Outstanding, September 30, 2003                             952,619
                                                        ============

       The warrants outstanding at September 30, 2003 can be exercised at prices ranging from US $1.48 to US $3.00. The expiry dates on the warrants range from November 29, 2003 to August 19, 2005.

       During 2003, the Company agreed to a cashless exercise of certain outstanding warrants for shares of the Company's common stock which would have expired in February 2003. The Company agreed to a cashless exercise of the warrants, in effect accepting shares issuable upon exercise as payment for the exercise. As a result, 15,000 shares of common stock were issued in exchange for warrants for 75,000 shares based on an exercise price of $1.28 per share and an exchange price of $1.60 per share. The exchange price of $1.60 per share was set on a date when the quoted market price of a share of common stock was the same.

   [b] Treasury stock

       During the year, the Company repurchased 10,000 (2,500 in 2002) common shares for treasury at a cost of $11,300 in settlement of an account receivable ($4,369 in cash in 2002).

   [c] Redeemable capital stock

       i) 81,700 common shares of the Company have certain rights attached permitting the holder to require the Company to repurchase these shares. Pertaining to subscription agreements, if stockholders decide to exercise their rights, the Company would be obligated to pay, as at September 30, 2003 or gradually over the next two years a maximum amount of $252,175. This right requires a repurchase at prices increasing in time from $2.50 to $3.25.


7. Mineral properties and exploration expenditures

   The Company's expenditures, net of grant revenues received on vanadium and diamond exploration are as follows:

                                        2003            2002
                                     ---------       ---------

                                      $510,393      $2,586,476

        The Lac Dore Vanadium/Titanium Project is located in the Province of Quebec, Canada.

        The Kelsey Lake Diamond Mine is located on the Colorado, USA and Wyoming, USA border.

        At September 30, 2003, the accumulated expenditures incurred by the Company on mineral properties and exploration expenditures totaled $7,074,194 (2002 - $6,563,801).

8. Experts Conseils Dermond Inc.

   On February 12, 2002, the Company entered into an agreement to purchase all the issued and outstanding common stock of Experts Conseils Dermond Inc. (Dermond), a Canadian corporation, which owns technology known as the Dermond Wind Generator. As consideration for the common stock of Dermond, the Company paid cash of CDN$50,000 (US$31,369), issued 100,000 of its common stock and agreed to provide employment contracts and royalty agreements to the existing shareholders of Dermond.

   The acquisition of Dermond was accounted for using the purchase method whereby the results of its operations were consolidated since the date of acquisition.

The net assets acquired were:
             Cash                           $       83
             Accounts receivable                32,712
             Computer                              606
             Goodwill (see note 2)             146,972
             Accounts payable and
             accrued liabilities               (24,004)
                                           -----------
                                            $  156,369
                                           ===========
Consideration for the purchase consisted of:
             Cash                           $   31,369
             Issuance of common stock          125,000
                                           -----------
                                            $  156,369
                                           ===========


9. Income and mining taxes

   As the Company operates in a specialized industry and in several tax jurisdictions, its income is subject to various rates of taxation. Major items causing the Company's income tax rate to differ from the federal income tax rate of 34% to which are subject the majority of its operations, were as follows:

                                                       2003              2002
                                                   ----------        -----------
Loss before taxes and cumulative
effect of change in accounting
principle for SFAS 142                            $(3,545,420)      $(6,111,574)
                                                   ----------        -----------
Computed "expected" tax recovery                   (1,205,443)       (2,086,882)
Increase (reduction) in income taxes
resulting from:
  Resource allowance deduction                         39,246            56,966
  Earnings in foreign jurisdiction
   taxed at different rates                           (50,381)         (249,614)
  Tax benefits of losses not recognized             1,214,804         1,583,361
  Tax loss realized on intercompany transaction             -           566,637
  Non-deductible expenses (stock options)               1,774           129,532
                                                    ---------         ----------
                                                            -                 -
Income taxes                                                -                 -
Mining duties                                               -          (141,000)
                                                    ---------         ----------
Total income and mining tax recovery                $       -       $  (141,000)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets are presented below:

As at September 30,                                   2003             2002
                                                   ---------         --------
Deferred tax assets:

 Loss carried forward and
 exploration expenditures                         $4,193,360       $ 2,959,192
 Capital loss carried forward                        518,074           516,521
 Others                                              126,399           111,414
                                                   ---------         ---------
Total gross deferred tax assets                    4,837,833         3,587,127
Less valuation allowance                          (4,837,833)       (3,587,127)
                                                   ---------         ---------
Net deferred tax assets                           $        -       $         -



The Company and certain subsidiaries have accumulated the following losses and credits for income tax purposes, which may be carried forward to reduce taxable income and taxes payable in future years.



                                                                     Expiring
                                                     Amounts           dates
                                                  ------------    ------------
Non-capital loss carried forward
 for Canadian subsidiaries                        $ 1,667,960      2004 to 2010
Non-capital loss carried forward for the Company    2,905,840      2019 to 2023
Capital loss carried forward for the Company        1,213,289          2008
Pool of deductible exploration expenditures         6,713,837       Unlimited
                                                  ============    =============
10. Contingency

    As a result of exploration work performed at the Lac Dore Vanadium/Titanium Project, the Company has a potential environmental liability in the range of $15,000 to $30,000. This liability will not be incurred if the project goes into production. As management believes that the project will go into production, the amount has not been accrued in the financial statements.

    Bank indebtedness and other loans

    The bank indebtedness of a subsidiary company, Great Western Diamond Company, carries interest at 8% per annum and is secured by the assets of Great Western Diamond Company.

    The bank indebtedness of a subsidiary company, Experts Conseils Dermond Inc., carries interest at 7.5% per annum and is secured by an assignment of the subsidiary's refundable research and development tax credit.

    In addition to the above, the assets of Great Western Diamond Company have been pledged to secure certain of the accounts payable of Great Western Diamond Company.

    In the normal course of business, the Company and its subsidiaries are parties to various legal claims, actions and complaints and various other risks. It is not possible to predict with certainty whether or not the Company and its subsidiaries will ultimately be successful in any of these legal matters or, if not, what the impact might be. However, the Company's management does not expect that the results in any of these legal proceedings will have a material adverse effect on the Company's results of operations, financial position or cash flows.

11. Commitments

    The Company has provided a 50% lien on the reclamation bond on deposit with the state of Colorado with payment being made in the event that the Great Western Diamond Company is sold and the deposit returned.

    Royalty Agreements

    The Company has entered into agreements with third parties to make royalty payments based on production from the Kelsey Lake mine and a royalty of 2.5% of Dermond wind turbine sales.

12. Financial instruments

    Financial instruments include cash and cash equivalent, accounts receivable, accounts payable and accrued liabilities, all of which are carried at cost which approximates fair value because of the near-term maturity of those instruments. As at September 30, 2003, fair value of repayable government assistance could not be determined because no equivalent market exists for such loans, therefore these loans have been carried at cost.

13. Comprehensive loss

                                                                 Cumulative
                                                               From inception
                                                               on August 23,
                            2003              2002                  1996
                      ---------------     ---------------     -----------------
Net loss               $(3,692,392)       $  (5,970,574)       $  (18,378,745)
Unrealized holding
loss on marketable
securities                       -              371,735                     -
Foreign currency
translation adjustment    (247,170)              40,431              (224,271)
                      ---------------     ---------------     -----------------
Comprehensive loss     $(3,939,562)       $  (5,558,408)       $  (18,603,016)
                      ===============     ===============     =================

14.     Net basic and diluted loss per common share
                                                2003                    2002
                                             -----------            -----------
Net loss                                  $ (3,692,392)        $    (5,970,574)
                                             -----------            -----------
Total weighted average
number of common
shares and equivalent                       24,186,803              20,940,128
                                            ------------            -----------
Net loss per common share                 $      (0.15)        $         (0.29)
                                            ============            ===========

15. Related party transactions

    The Company has retained a law firm to perform legal services for which Company has incurred total expenditure of $125,086 for the year ended September 30, 2003. A director for the Company is a partner in that law firm. The transactions were valued at the exchange amount, which is the amount of consideration agreed to by the related parties. As of September 30, 2003, an amount of $60,294 resulting from these transactions is included in accounts payable and accrued liabilities. On May 15, 2003, the Company's Board of Directors approved the cancellation of $17,100 of the amount outstanding at March 30, 2003, in exchange for the issuance of 20,000 of common stock shares to certain principals in the law firm, including the Company's director.

16. Comparative figures

    Certain figures from the prior year have been reclassified for comparison purposes only.

17. Subsequent event

    On April 6, 2004 the Company entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, L.P. Under the agreement and subject to its terms and conditions, which the Company may not be able to satisfy, the Company may require Cornell Capital Partners, L.P to purchase newly issued common shares from the Company, to a maximum market value of $15 million, over a 24-month period, less certain fees and expenses.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

The disclosure called for by paragraph (a) of Item 304 of Regulation S-B has been previously reported as that term is defined in Rule 12b-2 under the Exchange Act. No disclosure called for by paragraph (b) of such Item was required.

ITEM 8A.   CONTROLS AND PROCEDURES.

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our periodic filings with the SEC is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily is required to use its judgment in evaluating the cost-benefit relationship of possible controls and procedures. We have performed an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures within 90 days of the date of this Annual Report. The evaluation was performed by our Chief Executive Officer and Chief Financial Officer. Based on their evaluation, they believe that our disclosure controls and procedures were effective.

There have been no significant changes in our internal controls over financial reporting during the most recently completed fiscal quarter that materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

I.

(a)     Directors and Executive Officers

The following are our directors and executive officers. Each director holds office until the next annual meeting of shareholders and until the director's successor is elected and qualified or until the director's resignation or removal. Each executive officer hold offices for the term for which such officer is elected or appointed and until a successor is elected or appointed and qualified or until such officer's resignation or removal.

      NAME             AGE                   POSITIONS
------------------    -----     ------------------------------------------------
Gary L. Westerholm      59      President, Chief Executive Officer and director
Gregory N. Bakeman      48      Treasurer, Chief Financial Officer and director
John W. Sawarin         69      Secretary, Vice President-Product Marketing and
                                director
Rocco J. Martino        49      Director
Stephen D. McCormick    58      Director
Donald C. Harms         62      Director
Doris F. Galvin         49      Director

Gary L. Westerholm has been a director and our President and Chief Executive Officer since 1999. Mr. Westerholm is also President and Chief Executive Officer of McKenzie Bay International Ltd and a director of three of our other subsidiaries. Mr. Westerholm's term as an executive officer expires in March 2006.

Gregory N. Bakeman has been a director since 2000 and has served as Chief Financial Officer since February 2001 and Treasurer since December 2001. Mr. Bakeman is also Chief Financial Officer of each of our subsidiaries and a director of four of our subsidiaries. From 1999 to 2000, Mr. Bakeman served as Chief Financial Officer of Micro-C Technologies, Inc., a manufacturer of computer chip production equipment. From 1997 to 1999, Mr. Bakeman was a Vice President in the Investment Banking Department of First of Michigan Corporation (a Fahnestock & Co. wholly owned subsidiary). Mr. Bakeman's term as an executive officer expires in March 2006.

John W. Sawarin has been a director since 1999 and has served as Secretary since 1999 and Vice President-Product Marketing since January 2003. Mr. Sawarin previously served as Treasurer from 1999 to March 2002. From 1996 to 1998, Mr. Sawarin was a self employed consultant. Mr. Sawarin's term as an executive officer expires in March 2006.

Rocco J. Martino has been a director since 1999. Since 1989, Mr. Martino, a certified public accountant, has been a partner with LaSalle Capital Group Inc., a private equity group that pursues the acquisition of small to middle-market companies, principally in the manufacturing and niche-distribution sectors.

Stephen D. McCormick has been a director since July 26, 2002. Since 1997, Mr. McCormick has served as President of McCormick Incorporated, a holding company that owns businesses involved in the construction industry. Since 1987, Mr. McCormick has served as Executive Vice President of Northern Improvement Company, a company focused on road building and movement of earth materials, and Vice President of McCormick Construction Equipment Company, both subsidiaries of McCormick Incorporated.

Donald C. Harms has been a director since November 12, 2002. Since 1973, Mr. Harms has been a principal of Larson, Harms & Bibeau, P.C., a law firm located in Farmington Hills, Michigan. Mr. Harms has served as our outside general counsel since April 1999.

Doris F. Galvin has been a director since February 2004. Ms. Galvin is self employed as a consultant. From 1979 to 2002, Ms. Galvin was employed by CMS Energy, holding numerous positions in with that company, including Vice President & Treasurer, and leaving the company as Senior Vice President-Global Development. CMS Energy is a utility holding company.

(b)     Significant Employees

Dermond Inc.

Jacquelin Dery - President, Director. Mr. Dery, age 63, has been an executive officer and director of Dermond since 1996. He is a Professional Engineer, educated at Ecole Polytechnique, University of Montreal, with a degree in Electrical Engineering. In 1996 he co-formed Dermond to improve existing Vertical Axis Wind Turbine technology to fulfill the specific needs of isolated diesel driven electrical grids. From 1974-1996 he worked for Hydro-Quebec, where he; was responsible for overall management of a $140,000,000 project to build a new 70 MW diesel driven power plant; provided technical direction over conceptual engineering, detail engineering, installation and testing of a $28 million project for a new type of 4 MW, vertical axis Wind power generator; and provided direction of a technical study aimed at replacing a 10 MW emergency diesel power plant in the Gentilly nuclear facility. Prior to joining Hydro-Quebec, from 1971-1974 he worked for Sonatrach, Skikda, Algeria where he implemented a maintenance management system in a newly built Natural Gas Liquefaction plant. From 1968-1971, he worked for the Atomic Energy Of Canada Ltd, Whiteshell Nuclear Research Establishment, Pinawa, Manitoba, Canada, where he performed conceptual studies and direction of detail engineering for installing experimental research loops at the Nuclear Research Establishment, including in-core nuclear reactor experimental loops. Mr. Dery is a Member of "Ordre des Ingenieurs du Quebec." On March 31, 2004, Dermond was approximately $12,375 US in arrears in the payment of Mr. Dery's salary.

Laurent B. Mondou - Vice President, Director. Mr. Mondou, age 64, has been an executive officer and director of Dermond since 1996. He is a Professional Engineer, educated at Ecole Polytechnique, University of Montreal with a degree in Civil Engineering, and ecole des Hautes Etudes Commerciales, University of Montreal, Montreal, Quebec, Canada where he has a degree in Business Administration. In 1996 he co-formed Dermond. From 1995-1996 and 1990-1991, he worked for Kamyr Enterprises Inc. where he prepared market studies, a 3-year strategic plan, project proposals and was the contact for senior executives in pulp and paper industries and government authorities. From 1993 to 1994, he worked for gestion Lehoux et Tremblay inc. where he provided engineering for revamping power and pulp and paper plants, prepared studies on cogeneration plants and gave construction expertise. From 1991 to 1992 he worked for Arno Electric Ltd. where he developed a mechanical and piping division for industrial sectors, including aluminum, pulp and paper, hydraulic power, electrical substations and cogeneration. From 1989 to 1990, he worked for Dominion Bridge where he developed a mechanical and piping division for industrial sectors including aluminum, pulp and paper, hydraulic power, electrical substations, cogeneration, refinery and metallurgy. From 1974 to 1989, he worked for BG Checo International Ltd. where he lead business development for industrial projects such as petro-chemistry, pulp and paper, metallurgy and oil rigs.
From 1963-1973 he provided construction management on industrial projects for SNC Inc. Mr. Mondou is a Member of "Ordre des Ingenieurs du Quebec." On March 31, 2004, Dermond was approximately $12,375 US in arrears in the payment of Mr. Mondou's salary.

        Lac Dore Mining Inc.

Michel Garon - General Manager. Mr. Garon, age 52, has been a General Manager of Lac Dore since November 2002. Mr. Garon's career has been in mining, performing a variety of management functions for more than 20-years. From 1995 until joining Lac Dore Inc. in November 2002, Mr. Garon was General Manager for Noranda's Matagami Mine, in charge of two underground mining operations (annual operating budget - $35MM), including a concentrator and all the ancillary services. He was also responsible for the construction and development of a new underground operation (investment - $85 MM). He was Vice President of smelting operations for the Brunswick Mining and smelting Corporation Ltd in New Brunswick, Manager of the Opemiska Division of Minnova Inc. including three underground mines, a concentrator and all the ancillary services, and was superintendent of several operations from 1981 - 1987. Mr. Garon has a Master in Applied Sciences, ecole Polytechnique of Montreal, 1976 and Bachelor in Applied Sciences, Mining Engineering, ecole Polytechnique of Montreal, 1975. On March 31, 2004, Lac Dore Mining Inc. was approximately $58,000 US in arrears in the payment of Mr. Garon's salary.

Jan Mracek - Director of Technology. Mr. Mracek, age 47, has been Director of technology of Lac Dore since January 2003. Mr. Mracek is a Metallurgist with 22 years of experience in hydrometallurgy, in both research and plant operations. Mr. Mracek was responsible for technical research, design and commissioning of new technologies, including the development of an innovative vanadium recovery and refining process for McKenzie Bay. In operations, he focused on new technologies and improved plant performance. His responsibilities have included process selection, development and design; preparation of P&IDs and flow sheets; vendors evaluation; and selection of process equipment. Mr. Mracek has worked as a Metallurgist for SNC-Lavalin Engineers & Contractors Inc., Toronto, Ontario and Rustenburg Base Metals Refiners (Pty) Ltd., Rustenburg, South Africa; Plant Superintendent, Rhombus Vanadium (Pty) Ltd., Rustenburg, South Africa; Technical Development Manager, Hydrometallurgical Plant Bruntal, Bruntal, Czech Republic, and Researcher to Head of Metals Productions Department, Research Institute of Metals, Panenske Brezany, Czech Republic. Mr. Mracek has a PhD, Physical Metallurgy, Institute of Chemical Technology, Prague, Czech Republic, 1987 and MSc, Chemical Technology and Metallurgy, Institute of Chemical Technology, Prague, Czech Republic, 1980. On March 31, 2004, Lac Dore Mining Inc. was approximately $58,000 US in arrears in the payment of Mr. Mracek's salary.

(c)           Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

(d)     Involvement in Certain Legal Proceedings

None of the following events occurred during the past five years that is material to an evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person:

- Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

- Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

- Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

- Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

(e)     Audit Committee Financial Expert

Not applicable.

(f)     Identification of the Audit Committee

Not applicable.

II. Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of any Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(a) under the Exchange Act during and with respect to our most recent fiscal year and any Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year, and any written representations referred to in subparagraph (b)(2)(i) of Item 405 of Regulation S-B, other than as set forth below no person who at any time during the fiscal year ended September 30, 2003 was a director, officer, or to our knowledge a beneficial owner of more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

NAME                NUMBER OF LATE REPORTS        NUMBER OF TRANSACTIONS
                                              NOT REPORTED ON A TIMELY BASIS
Steven D. McCormick          1                                 3

To the best of our knowledge, all reports required to be filed with respect to our fiscal year ended September 30, 2003 have been filed and all late reports and required reports not filed with respect to prior periods have been disclosed by us in a prior Annual Report on Form 10-KSB.

        III. Code of Ethics

We have adopted a code of ethics that applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Any shareholder or interested party may request a copy of the code of ethics. Such request must be made by contacting Richard Kaiser at (757) 306-6090 or by email at: yes@yesinternational.com.

ITEM 10.        EXECUTIVE COMPENSATION.

Summary Compensation Table

The following table discloses all plan and non-plan compensation awarded to, earned by, or paid to the following for all services rendered in all capacities to us and our subsidiaries: (a) all individuals serving as our chief executive officer (CEO) or acting in a similar capacity during the fiscal year ended September 30, 2003, regardless of compensation level and (b) our four most highly compensated executive officers other than the CEO who were serving as executive officers at September 30, 2003 and whose total annual salary and bonus, as so determined, was in excess of $100,000; (c) up to two additional individuals for whom disclosure would have been provided pursuant to (b) of this paragraph but for the fact that the individual was not serving as an executive officer of us at September 30, 2003 and whose total annual salary and bonus, as so determined, was in excess of $100,000 (the "Named Executive Officers"):


                                                            Long Term
                                                           Compensation
                                                           ------------
                                       Annual                 Awards
                                     Compensation

Name and Principal Position     Fiscal Year     Salary      Securities
                                                       Underlying Options/SARs
                                                      (shares of (common stock)
--------------------------------------------------------------------------------
Gary L. Westerholm,
President and CEO                2003          $115,500    200,000 shares
                                 2002          $102,262    200,000 shares
                                 2001           $28,571    430,000 shares
Gregory N. Bakeman,
Treasurer and CFO                2003          $110,250    200,000 shares
                                 2002           $89,282     50,000 shares
                                 2001           $21,429    155,000 shares


During the fiscal year ended September 30, 2003, we did not adjust or amend the exercise price of stock options or SARs previously awarded to any of the Named Executive Officers, whether through amendment, cancellation or replacement grants, or any other means.

Option/SAR Grants Table

The following table provides certain information concerning individual grants of stock options (whether or not in tandem with SARs), and freestanding SARs (including options and SARs that subsequently have been transferred) made during the fiscal year ended September 30, 2003 to each of the Named Executive
Officers:

           Option/SAR Grants in Fiscal Year Ended September 30, 2003
                               Individual Grants

Name                   Number of       % of Total
                       Securities     Options/SARs
                       Underlying        Granted  to
                     Options/SARs      Employees in  Exercise or
                  Granted (shares of     Fiscal      Base Price     Expiration
                     common stock)        Year          ($/Sh)          Date
------------------  --------------  ---------------  ----------    ------------
Gary L. Westerholm      100,000                         $1.00        9/30/07
                         50,000         18.6%           $1.00        9/30/12
                         50,000                         $1.50        2/10/13



Gregory N. Bakeman      100,000                         $1.00        9/30/07
                         50,000         18.6%           $1.00        9/30/12
                         50,000                         $1.50        2/10/13





Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table provides certain information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the fiscal year ended September 30, 2003 by each of the Named Executive Officers and the fiscal year-end value of unexercised options and SARs:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name              Shares   Value      Number of Securities
                 Acquired Realized  Underlying Unexercised  Value of Unexercised
                    on       ($)     Options/SARs at FY-End     In-the Money
                 Exercise            (shares of common stock)  Options/SARs
                                                                 at FY-End
                                  Exercisable/Unexercisable  Exercisable/Unexercisable
--------------------------------------------------------------------------------
Gary L. Westerholm  -0-     -0-     863,500/66,500          $669,465/$25,935
Gregory N. Bakeman  -0-     -0-     455,000/0               $350,900/0


An option in considered "in the money" for purposes of this table if its exercise price was lower than the market value of our common stock as of September 30, 2003 ($1.88 per share).

Long-Term Incentive Plans - Awards in Last Fiscal Year

We made no awards to a Named Executive Officer in the fiscal year ended September 30, 2003 under any Long-Term Incentive Plans other than as set forth in the Option/SAR Grants Table above.

Compensation of Directors

At the beginning of each of our fiscal years, each of our directors receives a 10-year option for the purchase of 50,000 shares of our common stock, exercisable at the fair market value of the shares on the first trading day of October in each year. A director who has or will serve on the Board of Directors for less than an entire fiscal year will be granted an option to purchase a pro-rata number of shares. The options are fully vested upon grant.

We have no other arrangements pursuant to which any of our directors were compensated during the fiscal year ended September 30, 2003 or are expected to be compensated in the future for any service provided as a director.

In February 2004, we extended the termination date from March 14, 2004 to September 15, 2008 of options to purchase an aggregate of 300,000 shares of our common stock previously granted to Gary L. Westerholm, Gregory N. Bakeman, John
W. Sawarin and Rocco J. Martino. The options are exercisable at $1.00 per share.

Employment Contracts and Termination of Employment, and Change in Control Arrangements.

On March 21, 2003, we entered into an employment agreement with each of Messrs. Westerholm, Bakeman and Sawarin pursuant to which they will serve as executive officers and receive annual base compensation of $121,000, $115,500 and $93,500, respectively. We have agreed to review the compensation annually during the last month of each fiscal year and to grant increases in compensation which will be effective on the first day of the immediately following calendar year, based upon the respective employee's performance, scope of responsibility assumed, compensation paid to similar employees in similar companies and such other factors as may guide us in setting reasonable compensation. In September 2003, we did not review the compensation because of our financial condition. Unless sooner terminated as provided for in the agreements, the terms of employment continue until April 1, 2006, provided, however, that such terms shall automatically be extended for additional periods of twelve months each unless we give notice, not less than three months prior to the expiration of the term, including any extensions, of the termination of the employment effective as of the next succeeding anniversary date of the expiration of the term or any extension. Each employee has the right to participate in all senior executive benefit, bonus and/or stock option plans we maintain and are available to our senior executive officers generally. In the event of the termination of an employee's employment as a result of disability, we will pay him an amount equal to his base annual salary less any credit for sick pay or other benefits received by him deriving from any private medical insurance or other similar arrangements entered into by us. Any of the employees may voluntarily terminate his employment with us at any time on at least 30 days prior written notice to us and shall then be entitled to receive his base salary until the date his employment terminates and certain other benefits. If there should be (a) a sale of substantially all our assets; (b) a merger, amalgamation or consolidation of us to form a new entity; or (c) a change in control of us and as a result an employee's employment is terminated but the acquirer or the new entity, as the case may be, offers the employee employment on terms and conditions that are essentially the same or better than those provided under his respective employment agreement, if the employee refuses that offer, the employee will not be entitled to any compensation under his employment agreement. If, however, upon any of such three events the employee is not offered employment by the acquirer or new entity, then the employee shall be entitled to receive his annual salary for a period of three years from the termination and any accrued but unpaid vacation pay. All other benefits the employee may have under the senior executive benefit bonus and/or stock option plans and programs of the employer shall be determined in accordance with the terms and conditions of such plans and programs. If we breach any provision of an employee's employment agreement and such breach is not cured by us within 15 days after receipt of written notice of the breach, the employee shall be entitled to receive his base salary for a period of three years and all other rights and benefits the employee may have under our senior executive benefit, bonus and/or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs. We are in breach of each of the employment agreements because we have not paid the required salaries. As of March 31, 2004, we were in arrears in salary payments under the employment agreements in the amounts of approximately $81,000, $72,000 and $54,500,
respectively.   We have not received written notice of the breaches from any of our executive officers.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Equity Securities Authorized for Issuance With Respect to Compensation Plans

The following table provides certain information as of September 30, 2003 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:.

Plan Category   Number of shares       Weighted average      Number of shares
                of common stock to    exercise price of      of common stock
                be issued upon       outstanding options,  remaining available
                exercise of          warrants and rights   for future issuance
                outstanding                                other than securities
                options, warrants                          to be issued upon
                and rights                                  exercise of the
                                                           outstanding options,
                                                           warrants and rights
                                                           disclosed elsewhere
                                                           in this table. (1)

-------------   ---------------    -------------------   ----------------------
Equity
compensation
plans approved
by security
holders            3,420,417              $1.13                 4,079,583
Equity
compensation
plans not
approved by
security holders
(2)(3)              700,000               $1.00                     -0-


(1) We have three stockholder-approved equity compensation plans, each of which provides for a maximum of 2,500,000 shares of common stock which may be issued upon exercise of options that have and may be granted under adjustment as described in the plans.

(2) Prior the adoption of the shareholder approved equity compensation plans, we granted options to various individuals who provided services to us (including services as employees and/or directors) as partial payment for those services.

(3) The figures in this row include options for the purchase of an aggregate of 150,000 shares of common stock granted to our directors. These options were not considered granted under the stockholder-approved 2001 Directors Non-Qualified Stock Option Plan because the vesting schedules for these options varied from the terms of the plan.

Other than as set forth above, we do not have any compensation plan under which equity securities are authorized for issuance that was adopted without the approval of our security holders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of March 31, 2004 with respect to any person (including any "group") who is known to us to be the beneficial owner of more than 5% of any class of our common stock and as to each class of our equity securities beneficially owned by our directors and directors and officers as a group:

Name and                        Shares of Common Stock        Approximate
Address of Beneficial Owner    Beneficially Owned (1)(2)    Percent of Class
---------------------------   -------------------------     ----------------

Gary L. Westerholm
3362 Moraine Drive
Brighton, Michigan 48114        5,213,200 shares (3)               19.6 %

John W. Sawarin
143 Windsor Ave.
London, ONT  Canada  N6C 2A1    2,394,600 shares (4)                9.1 %

Stephen D. and
Karen A. McCormick
PO Box 1254
Bismarck, ND  58502             9,720,048 shares (5)               30.6 %

SOQUEM, INC.
1000, route de l'Eglise,
bureau 500
Sainte-Foy Quebec Canada
G1V 3V9                         1,520,123 shares                    6.0 %

Gregory N. Bakeman
975 Spaulding Avenue SE
Grand Rapids, Michigan 49546      568,700 shares (6)                2.2 %

Rocco J. Martino
1468 Gary Wood Drive
Bass Ridge, Illinois 60527        834,698 shares (7)                3.2 %

Donald C. Harms
37899 Twelve Mile Road
Farmington Hills, Michigan 48331  149,918 shares (8)                 (9)

Doris F. Galvin
19495 Sibley Road
Chelsea, MI 48118                   2,000 shares                     (9)

John A. Popp
PO Box 2917
Midland, MI  48640              1,445,430 shares  (10)              5.7 %

Officers and directors
 as a group (7 persons)        18,946,664 shares  (11)             54.7 %

(1) Unless otherwise noted below, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2) For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

(3) Includes (a) 200,000 shares owned by Mr. Westerholm's spouse, (b) 87,500 shares owned by Mr. Westerholm's son who resides in his household, (c)
3,957,700 shares held by the Westerholm Family Living Trust as to which Mr. Westerholm and his spouse are co-trustees and (d) 963,500 shares that can be acquired by Mr. Westerholm upon exercise of options and warrants. Does not include 66,500 shares that can be acquired by Mr. Westerholm upon exercise of options and warrants that are not exercisable within 60 days of the date hereof.

(4) Includes (a) 754,600 shares owned by Mr. Sawarin's spouse, (b) 780,000 shares that can be acquired by Mr. Sawarin upon exercise of options, and (c) 60,000 shares that can be acquired by Mr. Sawarin's spouse upon exercise of options.

(5) Includes (a) 2,535,018 shares owned jointly by Mr. McCormick and his spouse,
(b) 938,063 shares owned by a company of which Mr. McCormick is an affiliate and
(c) 6,216,667 shares that can be acquired by Mr. McCormick upon exercise of options.

(6) Includes (a) 500 shares owned by Mr. Bakeman's spouse, (b) 700 shares owned by Mr. Bakeman's minor children, and (c) 555,000 shares that can be acquired by Mr. Bakeman upon exercise of options.

(7) Represents (a) 560,055 shares owned by Martino Investment Partners, the general partners of which are Mr. Martino and his spouse, (b) 230,000 shares that can be acquired upon exercise of options and (c) 44,643 shares that can be acquired upon exercise of warrants.

(8) Represents (a)55,168 shares owned by Harms Family Living Trust, the sole beneficiaries and co-trustees of which are Mr. Harms and his spouse and (b) 93,970 shares that can be acquired upon exercise of options.

(9) Less than 1%.

(10) Represents (a) an aggregate of 106,140 shares held by Mr. Popp and his Individual Retirement Accounts. (b) 19,990 shares owned by Mr. Popp's spouse,
(c) 928,600 shares owned by MAP Mechanical Contractors, Inc. of which Mr. Popp is an affiliate, (d) 175,100 shares owned by MAP Mechanical Contractors, Inc. Profit Sharing Plan and (e) 215,600 shares owned by MAP Mechanical Contractors, Inc. Pension Plan.

(11) See notes above.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

On September 6, 2001, we entered into an agreement with Roberts Construction Company whereby Roberts proposed to purchase the Kelsey Lake diamond mine, which is owned by one of our subsidiaries. Roberts is a subsidiary of McCormick Incorporated. Stephen D. McCormick, one of our directors, is President and a shareholder of McCormick Incorporated. At the time of entering into the agreement, however, Mr. McCormick was not one of our directors. The agreement provided that Roberts was required to pay all operating costs and certain liabilities relating to the Kelsey Lake diamond mine, which would be applied to the purchase price of the mine if the transaction was completed. Roberts was entitled to reimbursement of the costs and payments if the transaction was not completed. In March 2002, Roberts informed us that it was terminating the agreement and would not complete the purchase. Accordingly, we reimbursed Roberts for the costs and liabilities it incurred by issuing 952,317 shares of common stock to Roberts Construction and 101,471 shares of common stock to Mr. McCormick.

We previously granted SOQUEM an option to purchase a 20% undivided interest in the Lac Dore project. On Aril 17, 2003, SOQUEM relinquished any rights it had relating to the deposits in exchange for 250,000 shares of our common stock.

We have retained the law firm of Larson, Harms & Bibeau, P.C. to perform certain legal services for us and expect to continue to do so in the future. Since October 1, 2002, we have incurred legal fees and expenses with such firm of approximately $160,000. Donald C. Harms, one of our a directors, is a principal of Larson, Harms & Bibeau, P.C. On May 15, 2003, we issued 20,000 shares of our common stock in consideration of the forgiveness of $17,100 we owed to Larson, Harms & Bibeau, P.C. At the direction pf Larson, Harms & Bibeau, P.C., 10,000 of the shares were issued to a trust the sole beneficiaries and co-trustees of which are Mr. Harms and his spouse. At the time of the issuance, the market value of our common stock was $.95 per share.

Other than as otherwise described in Items 10 and 12 of this Annual Report, during the last two years there have been no transactions, or are there any proposed transactions, to which we were or are to be a party, in which any of the following persons had or is to have a direct or indirect material interest and the amount involved in the transaction or a series of similar transactions does not exceed $60,000

- Any of our directors or executive officers;

- Any nominee for election as a director;

- Any security holder named in Item 11 of this Annual Report; and

- Any member of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the above persons.

ITEM 13.        EXHIBITS AND REPORTS ON FORM 8-K.

 (a)    Exhibits

Exhibit
Number                             Description


2.1 Share Purchase Agreement between McKenzie Bay International, Ltd. and Jacquelin Dery, Laurent Mondou and Experts Conseils Dermond Inc. of February 12, 2002. Previously filed as an exhibit to Amendment No. 2 to our registration statement on Form 10-SB and hereby incorporated by reference.


3.1 Certificate of Incorporation, as amended. Previously filed as an exhibit to our registration statement on Form 10-SB and hereby incorporated by reference.

3.2 Bylaws. Previously filed as an exhibit to our registration statement on Form 10-SB and hereby incorporated by reference.

4.1             See Exhibits 3.1 and 3.2.

4.3 Specimen Stock Certificate. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

4.4 Form of Warrant. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, and hereby incorporated by reference.

4.5 Form of Subscription Agreement. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

10.1 Employment Agreement between Experts Conseils Dermond Inc. and Jacquelin Dery, dated February 12, 2002.* Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

10.2 Royalty Agreement between McKenzie Bay International, Ltd. and Jacquelin Dery as of February 12, 2002.* Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

10.3 Employment Agreement between Experts Conseils Dermond Inc. and Lauren Mondou, dated February 12, 2002.* Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

10.4 Royalty Agreement between McKenzie Bay International, Ltd. and Lauren Mondou as of February 12, 2002.* Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, and incorporated herein by reference.

10.5 Employment Agreement between McKenzie Bay Resources, Ltd. and Michel Garon, dated November 1, 2002.* Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

10.6 2001 Employee Non-qualified Stock Option Plan.* Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

10.7 Amended 2001 Directors Non-qualified Stock Option Plan.* Previously filed as an exhibit to Amendment No. 1 to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.

10.8 2001 Employee Incentive Stock Option Plan.* Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, and incorporated herein by reference.

10.9 Agreement dated April 17, 2003 between McKenzie Bay Resources Ltd. and SOQUEM Inc. terminating prior agreements. ++

10.10           Employment Agreement dated March 21, 2003 between Gary L.
                Westerholm and McKenzie Bay International, Ltd. * ++

10.11           Employment Agreement dated March 21, 2003 between Gregory N.
                Bakeman and McKenzie Bay International, Ltd. * ++

10.12           Employment Agreement dated March 21, 2003 between John W.
                Sawarin and McKenzie Bay International, Ltd. * ++

10.13 Consulting Agreement as of February 15, 2003 between McKenzie Bay Resources, Inc.(now known as Lac Dore Mining Inc.) and Savanco, (Pty) Ltd, incorporated. ++

10.14 Agreement of August 19, 2003 between McKenzie Bay International, Ltd. Resources, Inc. and Yes International Inc. ++

10.15 Standby Equity Distribution Agreement Agreement as of April 6, 2004 between Cornell Capital Partners, LP and McKenzie Bay International Ltd. ++

10.16 Registration Rights Agreement as of April 6, 2004 between Cornell Capital Partners, LP and McKenzie Bay International Ltd.
                ++

10.17 Placement Agent Agreement as of April 6, 2004 between McKenzie Bay International Ltd. and Spencer Clarke LLC. ++

10.18 Escrow Agreement as April 6, 2004 between McKenzie Bay International Ltd., and Butler Gonzalez LLP. ++

14.1            Code of Ethics. ++

21.1            Subsidiaries. ++

31.1            Rule 13a-14(a) Certification of Gary L. Westerholm. ++

31.2            Rule 13a-14(a) Certification of Gregory N. Bakeman. ++

32.1            Certification Pursuant to 18 U.S.C. Section 1350 of Gary L.
                Westerholm. ++

32.2            Certification Pursuant to 18 U.S.C. Section 1350 of Gregory N.
                Bakeman. ++

99.1 Lac Dore Feasibility Study - Executive Summary. Previously filed as an exhibit to Amendment No. 2 to our registration statement on Form 10- SB and hereby incorporated by reference.

*       Management contract or compensatory plan or arrangement.
++      Filed herewith.

(b)     Reports on Form 8-K

We filed the following Current Reports on Form 8-K during the quarter ended September 30, 2003:

Date of Report                       Item(s) Reported

July 9, 2003                               5 and 7
July 9, 2003                               7 and 9
July 24, 2003                              5 and 7
August 18, 2003                            5 and 7
September 3, 2003                          5 and 7
September 8, 2003                          5 and 7
September 29, 2003                         5 and 7

ITEM 14.        PRINCIPAL ACCOUNTANT FEE AND SERVICES.

Not applicable.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  April_16, 2004   MCKENZIE BAY INTERNATIONAL, LTD.

By:     /s/ Gary L. Westerholm
        -------------------
        Gary L. Westerholm
        President and Chief Executive Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature                         Title                        Date
------------------    ---------------------------      ------------------

/s/Gary L. Westerholm
------------------
Gary L. Westerholm     President, Chief Executive         April 16, 2004
                         Officer and Director
                     (Principal Executive Officer)

/s/Gregory N. Bakeman
-----------------
Gregory N. Bakeman    Treasurer, Chief Financial          April 16, 2004
                      Officer and Director
                     (Principal Financial and
                            Accounting Officer)

John W. Sawarin              Director

Rocco J. Martino             Director

/s/Stephen D. McCormick
--------------------
Stephen D. McCormick         Director                     April 16, 2004


/s/Donald C. Harms
----------------
Donald C. Harms              Director                     April 16, 2004


/s/ Doris F. Galvin
---------------
Doris F. Galvin              Director                     April 16, 2004

EXHIBITS:
==================
EX-10.09

AGREEMENT

This Agreement is made by and between MCKENZIE BAY RESOURCES, LTD., a corporation duly incorporated under the Business Corporations Act (Ontario) having its registered office at 143 Windsor Avenue, London, Ontario, CANADA N6C 2A1, (hereafter referred to as "MCKENZIE BAY"), and SOQUEM, INC., a corporation continued under Part 1A of the Companies Act (Quebec) having its registered office at 2500-2600 boulevard Laurier, Fifth Floor, Sainte-Foy, Quebec, CANADA G1V 4M6 (hereafter referred to as "SOQUEM").

WHEREAS, the parties have previously entered into a letter agreement dated January 17, 1997 as amended August 28, 1997 and an Option and Joint Venture Agreement dated August 31, 1998 as amended on June 21, 2001 and June 18, 2002 (the "Agreements"), and

WHEREAS, the parties wish to terminate all Agreements between themselves;

NOW, THEREFORE, the parties hereby agree as follows:

1. For and in consideration of the delivery to SOQUEM within 30 days of the date of this agreement of a certificate or certificates evidencing 250,000 shares of the common stock of MCKENZIE BAY INTERNATIONAL, LTD., a Delaware corporation, properly titled in the name of SOQUEM, INC., SOQUEM agrees to and does by these presents release and relinquish any right, claim of interest, mining claim, claim of any option or any other interest whatsoever which it may have or assert with respect to an area located in the Rinfret and Lemoine Townships near Chibougamau, Quebec, Canada, commonly referred to as the "Lac Dore" property.

2. Each party with the intention of binding itself and its successors and assigns and in consideration of the mutual promises herein contained does hereby remise, release and discharge the other party, its officers, agents, employees, successors and assigns of and from all liabilities, obligations, claims and demands whatsoever under or arising from the above-mentioned Agreements. It is the intention of the parties that the Agreements shall herewith cease and terminate and be of no further force or effect.

3. SOQUEM understands that the Shares being issued have not been registered under the U.S. Securities Act and the U.S. Exchange Act or any United States State Securities Laws by reason of their issuance by MCKENZIE BAY INTERNATIONAL, LTD. in a transaction exempt from the registration requirements thereof. The Shares are "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act, are restricted from trading for 12 months from the date of issuance of the certificate, and may not be sold unless such disposition is registered under the U.S. Securities Act and applicable United States State Securities Laws or is exempt from registration thereunder. The purchasers also understand that none of the Shares are listed on an exchange, no trading or other market exists for those Shares except for quotations of the Shares on the Pink Sheets Section of the National Quotation Service, and the Shares may never be listed on an exchange and no trading or other market may ever exist for the Shares. All certificates issued pursuant to this agreement will bear a legend to the following effect:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT AND REQUIRES WRITTEN RELEASE FROM EITHER ISSUING COMPANY OR THEIR ATTORNEY PRIOR TO LEGEND REMOVAL."

4. The parties shall use all reasonable efforts to insure that public announcements or reports (including press releases) by either party of any information relating to this Agreement shall be made on the basis of agreed texts approved in good faith in advance of issuance by the other party.

IN WITNESS WHEREOF, the parties have executed this agreement as of April 17, 2003.

                                                MCKENZIE BAY RESOURCES, LTD.



                                    By:             /s/ Gregory N. Bakeman
                                                        Gregory N. Bakeman

                                                Its:    Vice President

                                                SOQUEM, INC.


                                    By:             /s/ Yves Harvey
                                                        Yves Harvey, Eng. Ph.D.

                                   Its:    President and Chief Executive Officer

MCKENZIE BAY INTERNATIONAL, LTD. does, by these presents, agree to issue 250,000 shares of its common stock in accordance with Paragraph 1, above.


                                                MCKENZIE BAY INTERNATIONAL



                                    By:     _______/s/ Gary L. Westerholm
                                                       Gary L. Westerholm

                                                Its:    President
==================================

EX-10.10

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT entered into on March 21, 2003.

BETWEEN: GARY L. WESTERHOLM, domiciled and residing at Brighton, Michigan;
              (hereinafter referred to as the "Employee")

AND: McKENZIE BAY INTERNATIONAL, LTD. (hereinafter referred to as "MKBY"), a corporation duly incorporated under the laws of the State of Delaware,, United States of America, having its registered office at 975 Spaulding Avenue, Grand Rapids, Michigan, U.S.A., 49546, represented herein by Gary
     L. Westerholm, President, duly authorized as he so declares;

WHEREAS MKBY wishes to retain the Employee;

WHEREAS the Employee and MKBY are desirous of entering into an agreement for the Employee's employment, all subject to the terms and conditions set forth in this Agreement;

NOW IT IS HEREBY AGREED:


1.      INTERPRETATION

1.1     Definitions

In this Agreement, the following words and expressions have the respective meanings ascribed to them below:

(a) "Affiliate" with respect to a Person means a Person that controls, is controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meaning collative to the foregoing;

(b) "Agreement" means this employment agreement;

(c) "Board of Directors" means the board of directors of MKBY

(d) "Business" means the mining and processing of vanadium compounds, including vanadium-based electrolyte and the marketing of vanadium-based electricity energy solutions, including uninterrupted power, off-grid power applications of all types and vanadium-based energy storage applications;

(e) "Cause" shall mean

1. The Employee has committed a willful, serious act such as fraud, embezzlement or theft, committed any act against the Employer intending to enrich himself at the expense of the Employer or made an unauthorized use or disclosure of secret or confidential information pertaining to the business of the Employer;

2. The Employee has been convicted of a felony or commits an act constituting a felony;

3. The Employee has engaged in conduct which has caused demonstrable and serious injury, monetary or otherwise, to the Employer;

4. The Employee, in carrying out his duties hereunder, has been guilty of willful, gross neglect or willful misconduct, or

5. The Employee has materially breached this Agreement (including without limitation any failure to perform the duties assigned to him in accordance with this Agreement; provided, however, that the mere failure to reach established financial performance targets shall not in itself constitute a failure to perform if Employee has otherwise performed such actions as have been requested or assigned to him in connection with such financial performance targets) and has not remedied such breach within 15 days after receipt of written notice from the Employer specifying in reasonable detail, the nature of the breach.

(f) "Commencement Date" means April 1, 2003;

(g) "Disability" shall mean the inability or incapacity (by reason of a medically-determinable physical or mental impairment) of the Employee to perform the duties and responsibilities related to the job or position with the Employer described in Section 3 of this Agreement for a period that lasts or that can be reasonably expected to last more than 180 days. Such inability or incapacity shall be documented to the reasonable satisfaction of the Employer by appropriate correspondence from registered physicians reasonably satisfactory to Employer.

(h) "Discoveries and Works" includes by way of example but without limitation, intellectual property, trade secrets and other confidential information, patents and patent applications, trademarks and trademark registrations and applications, service marks and service mark registrations and applications, trade names, copyrights and copyright registrations and applications;

(i) "Employment Year" means the period beginning on January 1, 2003 and ending on December 31, 2003, and each consecutive calendar year;

(j) "Parties" means MKBY and the Employee and "Party" means one or the other as the case may be;

(k) "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity;

(l) "Restriction Period" means the period of time covering the Term plus a period equivalent to twelve (12) months following Employee's Termination Date;

(m) "Subsidiary" means a corporation controlled by MKBY, or by another subsidiary of MKBY;

(n) "Term", "Initial Term", and "Additional Term" shall have the meaning set forth in Section 4;

(o) "Termination Date" means the effective date of the Employee's termination of employment with MKBY, regardless of the reason;

(p)"Territory" means the world.

2. EMPLOYMENT

The Employer hereby employs the Employee and the Employee hereby accepts employment with the Employer upon the terms and subject to the conditions set forth herein.

3.      DUTIES AND RESPONSIBILITIES

3.1 During the Term of this Agreement, the Employee shall initially be employed as President of the Employer and shall perform the services and functions relating to the office or offices in which he is from time to time elected or otherwise reasonably incident to such office or offices, all in accordance with the job description which is attached hereto and which is incorporated herein by reference and made a part hereof, and such amendments or modifications to said job description as shall be directed by the Board of Directors. The Employee shall be subject to the direction of the Board of Directors of the Employer and such other officer or officers of the Employer as the Board of Directors of the Employer may determine.

3.2 During the Term of this Agreement, the Employee will devote his best efforts and his time and attention to the performance of his duties under this Agreement except for vacation periods and reasonable absences due to injury or illness as permitted by Employer's general policies. The employment relationship between the parties shall be governed by the general employment policies and practices of the Employer, except that when the terms of this Agreement differ from or are in conflict with the Employer's general employment policies or practices, this Agreement shall control.

3.3 It is contemplated that the Employee will be obliged from time to time and for reasonable periods of time to travel in the performance of his duties and obligations under this Agreement. However, the principal place of employment of the Employee which the Employee shall report for work will be at Brighton, Michigan.

3.4 It is expressly understood and agreed that the Employee shall not engage in any other business or business opportunity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; provided, however, that:

(a) The Employee may engage in personal, charitable, professional and investment activities to the extent such activities do not conflict or interfere with the Employee's duties and obligations under this Agreement or with Employee's ability to perform his duties and responsibilities under this Agreement; and,

(b) The Employee shall not be prevented from investing his assets in such form or manner as will not require any substantial amount of time or services on the part of the Employee in the operation of the affairs of the enterprises in which such investments are made.

4.      TERM

Unless sooner terminated as provided for in this Agreement, the terms of the Employee's employment shall commence on April 1, 2003 and shall continue for three (3) years (the "Initial Term"), provided, however, that the Initial Term of the Employee's employment under this Agreement shall automatically be extended for additional periods of twelve (12) months each (an "Additional Term") unless and until MKBY shall have given Employee notice, not less than three (3) months prior to the expiration of the Initial Term or any subsequent Additional Term, of the termination by MKBY of the Employee's employment effective as of the next succeeding anniversary date of the expiration of the Initial Term or Additional Term (the Initial Term and any Additional Term(s) are collectively referred to as the "Term" in this Agreement).

5.      COMPENSATION

The Employee shall be paid an annual base salary of One Hundred Twenty-One Thousand ($121,000.00) Dollars (US) payable in accordance with the then-current payroll policies of the Employer. Employer agrees to review Employee's compensation annually during the last month of each fiscal year and to grant increases in compensation which will be effective on the first day of the immediately-following calendar year, based upon the Employee's performance, scope of responsibility assumed, compensation paid to similar employees in similar companies and such other factors as may guide the Employer in setting reasonable compensation.

6.      EXPENSES

MKBY shall reimburse the Employee for all necessary and reasonable expenses incurred by him in the performance of his duties under this Agreement. The Employee shall, on being so required, provide MKBY with vouchers or other evidence of actual payment of the said expenses in a form satisfactory to MKBY.

7.      BENEFITS

Subject to the right of the Employer to amend or terminate any employee and/or group or senior executive benefit, bonus and/or stock option plan or program and to the terms and conditions of such plans and programs, the Employee shall be entitled to receive the following employee benefits:

7.1     Employee Plans

The Employee shall have the right to participate in such medical and dental plans as are maintained by the Employer and are available to its exempt, salaried employees generally (including without limitation disability, accident, medical, life insurance and hospitalization plans which are normal and customary).

7.2     Bonus Plans

The Employee shall have the right to participate in all senior executive benefit, bonus and/or stock option plans as are maintained by the Employer and are available to the Employer's senior executive officers generally, all in accordance with the Employer's regular practices with respect to senior executive officers.

7.3     Vacation

The Employee shall be entitled to vacation days and holiday pay in accordance with the policies applicable to the Employer's senior executive officers generally.

8.      RETURN OF DOCUMENTS AND PROPERTY

Upon the termination of Employee's employment with MKBY, or at anytime upon the request of MKBY, Employee (or his heirs or personal representatives) shall deliver to MKBY (a) all documents and materials (including without limitation, computer files) containing trade secrets or other confidential information relating to the business and affairs of MKBY, and (b) all documents, materials and other property (including, without limitation, computer files) belonging to MKBY, which in either case are in the possession or under the control of Employee (or his heirs or personal representatives).

9.      DISCOVERIES AND WORKS

All Discoveries and Works made or conceived by Employee during his employment by MKBY, jointly or with others, that relate to the present or anticipated activities of MKBY, or are used or usable by MKBY shall be owned by MKBY. Employee shall (a) promptly notify, make full disclosure to, and execute and deliver any documents requested by MKBY to evidence or better assure title to Discoveries and Works in MKBY, as so requested, (b) renounce any and all claims, including but not limited to claims of ownership and royalty, with respect to all Discoveries and Works and all other property owned or licensed by MKBY, (c) assist MKBY in obtaining or maintaining for itself at its own expense American and foreign patents, copyrights, trade secret protection or other protection of any and all Discoveries and Works, and (d) promptly execute, whether during his employment with MKBY or thereafter, all applications or other endorsements necessary or appropriate to maintain patents and other rights for MKBY and to protect the title of MKBY thereto, including but not limited to assignments of such patents and other rights. Any Discoveries and Works which, within six (6) months after the Termination Date, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by Employee and which pertain to the business carried on or products or services being sold or developed by MKBY at the time of such termination shall, as between Employee and MKBY be presumed to have been made during Employee's employment by MKBY.

10.     DEATH

The Employee's employment under this Agreement shall terminate upon his death. In the event of the termination of the Employee's employment as a result of his death, MKBY shall promptly pay to any one or more beneficiaries designated by the Employee pursuant to a notice to MKBY or, failing such designation, to the Employee's estate, the annual base salary provided for in this Agreement through the conclusion of the month in which such termination occurs. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

11.     DISABILITY

The Employee's employment under this Agreement may be terminated as a result of Disability at the option of MKBY by notice to the Employee. Such termination to be effective upon the receipt by the Employee of such notice. In the event of the termination of the Employee's employment as a result of Disability, MKBY shall pay the Employee one (1) times his full annual base salary less any credit for sick pay or other benefits received by the Employee deriving from any private medical insurance or other similar arrangements entered into by MKBY. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

12.     TERMINATION FOR CAUSE BY MKBY

The Employee's employment under this Agreement may be terminated by MKBY for Cause. In the event that the Employee's employment under this Agreement shall validly be terminated by MKBY for Cause pursuant to this Section 12, MKBY shall promptly pay accrued but unpaid salary and reimburse or pay any other accrued but unpaid amounts due under this Agreement as of the date of termination, and thereafter MKBY shall have no further obligations under this Agreement. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

13.     VOLUNTARY EARLY TERMINATION

The Employee may voluntarily terminate his employment under this Agreement at any time by providing at least 30 days prior written notice to the Employer. In such event, the Employee shall be entitled to receive his base salary until the date his employment terminates, and all other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

14.     TERMINATION RESULTING FROM SALE OF BUSINESS

If there should be (a) a sale of substantially all the assets of MKBY to another Person; (b) a merger, amalgamation or consolidation of MKBY with another Person to form a new entity; or (c) a change in control of MKBY and as a result the Employee's employment hereunder is terminated but the acquirer or the new entity, as the case may be, offers the Employee employment on terms and conditions that are essentially the same or better than those provided under this Agreement, then in the event the Employee refuses that offer of employment, Employee will not be entitled to any compensation hereunder. However, if there should be (a) a sale of substantially all the assets of MKBY to another Person;
(b) a merger, amalgamation or consolidation of MKBY with another Person to form a new entity; or (c) a change in control of MKBY and as a result the Employee's employment hereunder is terminated and the Employee is not offered employment by the acquirer or new entity, then the Employee shall be entitled to receive his annual salary for a period of three years from and after the Effective Date of termination and any accrued but unpaid vacation pay payable in a lump sum (but discounted by a reasonable factor as mutually determined by MKBY and the Employee) or in accordance with the then-payroll policies of the Employer at the option of the Employer. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

15.     CONSTRUCTIVE TERMINATION PRIOR TO EXPIRATION OF EMPLOYMENT TERM

15.1    Constructive Termination

If prior to the expiration of the Term of this Agreement, the Employer:

(a) terminates the employment of the Employee other than for Due Cause as a result of the death of the Employee or because of a Disability;

(b) demotes the Employee to a lesser position than as provided in Section 3 of this Agreement (including a material diminution in the nature or status of the Employee's responsibilities, authorities, powers or duties);

(c) decreases the Employee's Base Salary and benefits below the levels provided for by the terms of Sections 5, 6 and 7 of this Agreement (other than as a result of any amendment or termination of any employee and/or group or senior executive benefit, bonus and/or stock option plan which amendment or termination is applicable to all employees or executives of the Employer, as the case may be, eligible to participate in such plan prior to its termination);

(d) assigns to the Employee any duties materially inconsistent with the status and responsibilities of the position provided for in Section 2 of this Agreement and such action is not cured by the Employer within 15 days after receipt of written notice from the Employee specifying in reasonable detail the nature of such inconsistency; or

(e) materially breaches any provision of this Agreement and such breach is not cured by the Employer within 15 days after receipt of written notice from the Employee specifying in reasonable detail the nature of the breach, then such action by the Employer, unless consented to in writing by the Employee, shall be deemed to be a Constructive Termination by the Employer of the Employee's employment ("Constructive Termination"); provided, however, that except in the case of clause (a) above, no Constructive Termination shall be deemed to have occurred unless the Employee notifies the Employer of the Employee's election to treat such event as a Constructive Termination within 30 days of the occurrence of such event.

15.2    Result of Constructive Termination

        In the event of a Constructive Termination:

(a) the Employee shall be entitled to receive his base salary for a period of three years from and after the effective date of Constructive Termination, payable in a lump sum (but discounted by a reasonable factor as mutually determined by the Employer and the Employee) or in accordance with the then payroll policies of the Employer at the option of the Employer;

(b) the provisions of Sections 17 and 18 shall apply for the balance of the Employment Term but shall not apply for the period after the Employment Term.

(c) all other rights and benefits the Employee may have under the employee and/or group or senior executive benefit, bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

15.3 In the event of the death or disability of the Employee following a Constructive Termination, the amounts set forth in Section 15.2 of this Agreement shall continue to be owing and shall be paid to the estate of the Employee or the Employee as applicable.

15.4 The Employer agrees that in the event of a Constructive Termination, the Employee shall not be required to seek other employment or to attempt in any way to reduce any amount payable to the Employee by the Employer pursuant to this Agreement and that any amounts due to the Employee hereunder shall not be reduced by any compensation earned by the Employee as a result of employment by another employer or by any retirement benefits paid to the Employee.

16.     CONFLICT OF INTEREST

During the Term of this Agreement, the Employee shall not, either directly or in conjunction with any person, firm, association, syndicate, company or corporation as principal, agent, shareholder, or in any other manner whatsoever, carry on or be engaged in, or advise, lend money to, guarantee the debts or obligations of, or permit his name or any part of it to be used or employed by any person, firm, association, syndicate, company or corporation engaged in any business in competition with the business then carried on by MKBY or a Subsidiary, provided that the holding of not more than two per cent (2%) of the issued shares of a public company listed on any recognized stock exchange in the United States or Canada or traded in the United States or Canadian over-the-counter market, shall not be deemed a breach of this covenant.

17.     CONFIDENTIALITY

During the Term of this Agreement and for a period of two (2) years thereafter, the Employee shall keep secret and retain in strictest confidence, and shall not use for his benefit or for the benefit or others, directly or indirectly, any and all confidential information relating to MKBY and its Subsidiaries of which the Employee shall obtain knowledge by reason of his employment under this Agreement, including, without limitation, trade and business secrets or any other non-public or proprietary information concerning the business, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects, and except in connection with the performance of his duties under this Agreement, he shall not disclose any such information to anyone outside MKBY and any of its Subsidiaries, except as required by law (provided prior written notice is given by the Employee to MKBY) or except with the prior written consent of MKBY, unless such information is known generally to the public or the trade through sources other than the unauthorized disclosure by the Employee.

18.     NON-COMPETITION AND NON-SOLICITATION

18.1 The Employee acknowledges and understands that (i) he has access to MKBY's and MKBY's clients, channels for developing clients and recruiting executives for employment, and other confidential information of MKBY, (ii) he has direct substantial responsibility to maintain MKBY's business relationship with clients of MKBY whose affairs he handles, (iii) the non-competition and non-solicitation provisions set forth in this Section 18 constitute a material part of the consideration received by MKBY under this Agreement, (iv) due to the specific nature and limited market for MKBY's activities, the definition of Territory as set forth in subsection 1.1(p) hereof is reasonable and justified,
(v) it would be unfair to MKBY if the Employee were to appropriate for himself or for others the benefits of MKBY's many years of developing such business relationships, especially when the Employee enjoys a relationship with clients of MKBY as a result of his being introduced to the client's personnel as the representative of MKBY, (vi) it would be unfair to MKBY if the Employee were to appropriate for himself or for others the benefits of the business, technical processes, personnel and other confidential information which MKBY has developed in the conduct of its business, and (vii) it is therefore fair that reasonable restrictions as set forth below should be placed on certain activities of the Employee after his employment with MKBY terminates.

18.2 The Employee shall not, without the prior written consent of MKBY, at any time during the Restriction Period, either individually or in partnership or jointly or in connection with any Person, as principal, agent, consultant, lender, contractor, employer, employee, investor or shareholder, or in any other manner, directly or indirectly, anywhere within the Territory:

(a) advise, manage, carry on, establish, acquire control of, work for, perform, render, or engage in, any business or service or activity that is similar to or competitive with the Business or any portion of the Business; or

(b) invest in or lend money to, or guarantee the debts or obligations of, any business or service or activity, or any Person engaged in any business or service or activity, that is similar to or competitive with the Business or any portion of the Business; or

(c) permit the Employee's name or any part thereof to be used or employed by any Person that operates, is engaged in or has an interest in any business or service or activity that is similar to or competitive with the Business or any portion of the Business. Without limiting the effect of the foregoing, competing with or competitive with the Business, includes without limitation, directly or indirectly, engaging in or permitting the solicitation or sale of any products or services of the type included within the meaning of the term Business as of the termination of the Employee's employment with MKBY.

18.3 The Employee shall not during the Restriction Period, without the written consent of MKBY, directly or indirectly (as owner, principal, agent, partner, officer, employee, independent contractor, consultant, stockholder, or otherwise), (i) solicit any Client (as this term is defined below) for a purpose or objective of providing to such Client, or obtaining an engagement from such Client to provide, any services, businesses or products included within the term Business or (ii) solicit for employment or otherwise induce any employee employed by MKBY or any of MKBY Affiliates at the date of termination of the Employee's employment with MKBY to leave such employ or offer to employ or employ such employee. The term "Client" shall mean one or more of the following:

(a)     any current or former client or customer of MKBY or MKBY Affiliates;

(b) any current client or current customer of MKBY or MKBY Affiliates if at any time since the Commencement Date the Employee had contact with such client or customer, or personally solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer, or

(c) any former client or former customer of MKBY or MKBY Affiliates who was, during the thirty-six (36) months preceding the Termination Date, a client or customer of MKBY or MKBY Affiliates, if at any time since the Commencement Date the Employee had contact with such client or customer, or solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer.

18.4 Upon the termination of the Employee's employment for whatever reason, the Employee shall deliver to MKBY all documents, papers, records, accounts of all and any description relating to the affairs of MKBY and its Affiliates within his possession or under his control, it being the intention of the Employee and MKBY that all such notes or memoranda made by the Employee during the course of his employment under this Agreement shall be the property of MKBY and its Affiliates and shall be left at its registered office or principal place of business upon the termination of the Employee's employment.

18.5 The Employee acknowledges that the provisions of this Section 18 of this Agreement are expressly for the benefit of the Employer, that the Employer would be irreparably injured by a violation of the provisions of this Section and that the Employer would have no adequate remedy at law in the event of such violation. Therefore, the Employee acknowledges and agrees that in addition to any other remedies available, injunctive relief, specific performance or any other appropriate equitable remedy (without any bond or other security being required) are appropriate remedies to enforce compliance by the Employee with the provisions of this Section 18.

19.     WITHHOLDING

MKBY shall be entitled to withhold from any and all amounts payable to the Employee under this Agreement such amounts as from time to time be required to be withheld pursuant to applicable tax laws and regulations.

20.     GENERAL PROVISIONS

20.1    Further Assurances

Each of the parties upon the request of any other party, whether before or after the date hereof, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

20.2    Successors in Interest

This Agreement and the provisions hereof shall enure to the benefit of and be binding upon the Parties and their respective successors and assigns.

20.3    Notices

Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and given by delivery or sent by (i) registered or certified mail, (ii) reputable overnight courier, (iii) personal delivery, (iv) telecopier or similar telecommunication device and addressed:

(a)     in the case of MKBY at:

McKenzie Bay International, Ltd.
975 Spaulding Avenue
Grand Rapids, Michigan
U.S.A., 49546
Attention: Gregory N. Bakeman

Telecopier: 616-940-9194


with a copy to:

Donald C. Harms
LARSON, HARMS & BIBEAU, P.C.
37899 Twelve Mile Road, Suite 300
Farmington Hills, MI
U.S.A., 48331

(b)     in the case of the Employee at:

3362 Moraine Drive
Brighton, MI 48114

Any notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given and received, if sent by mail on the fourth (4th) business day following such mailing, if sent by telecopier or similar telecommunications device on the next business day following such transmission or, if delivered, to have been given and received on the date of such delivery. Any party may change its address for service by written notice given as aforesaid.

20.4    Amendments

This agreement may not be amended except by written instrument duly executed by or on behalf of all parties hereto.


20.5    Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, United States of America.

20.6    Gender

Any reference in this Agreement to any gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

20.7    Headings

The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof.

20.8    Severability

Any article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement.

20.9    Waiver

No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in a written document duly executed by the party to be bound thereby.

20.10   Attorney's Fees

If any legal proceeding is necessary to enforce or interpret the terms of this Agreement or to recover damages for breach hereof, the prevailing party shall be entitled to reasonable attorney's fees as well as costs and disbursements in addition to any other relief to which he or it may be entitled.

20.11   Waiver of Jury Trial

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP CONTEMPLATED HEREBY.

Language

The Parties hereby acknowledge that they have requested that this Agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                McKENZIE BAY INTERNATIONAL, LTD.


        per:    /s/ Gary L. Westerholm
                GARY L. WESTERHOLM, PRESIDENT


                /s/ Gary L. Westerholm
Witness         Gary L. Westerholm, Employee
=======================================
EX-10.11

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT entered into on March 21, 2003.

BETWEEN: GREGORY N. BAKEMAN, domiciled and residing at Grand Rapids, Michigan;
               (hereinafter referred to as the "Employee")

AND: McKENZIE BAY INTERNATIONAL, LTD. (hereinafter referred to as "MKBY"), a corporation duly incorporated under the laws of the State of Delaware,, United States of America, having its registered office at 975 Spaulding Avenue, Grand Rapids, Michigan, U.S.A., 49546, represented herein by Gary L. Westerholm, President, duly authorized as he so declares;

WHEREAS MKBY wishes to retain the Employee;

WHEREAS the Employee and MKBY are desirous of entering into an agreement for the Employee's employment, all subject to the terms and conditions set forth in this Agreement;

NOW IT IS HEREBY AGREED:

1.      INTERPRETATION

1.1     Definitions

In this Agreement, the following words and expressions have the respective meanings ascribed to them below:

(a) "Affiliate" with respect to a Person means a Person that controls, is controlled by or under common control with such Person. For purposes of this definition, "control"when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling"and "controlled"have meaning collative to the foregoing;

(b)     "Agreement" means this employment agreement;

(c)     "Board of Directors" means the board of directors of MKBY

(d) "Business" means the mining and processing of vanadium compounds, including vanadium-based electrolyte and the marketing of vanadium-based electricity energy solutions, including uninterrupted power, off-grid power applications of all types and vanadium-based energy storage applications;

(e)     "Cause" shall mean

1. The Employee has committed a willful, serious act such as fraud, embezzlement or theft, committed any act against the Employer intending to enrich himself at the expense of the Employer or made an unauthorized use or disclosure of secret or confidential information pertaining to the business of the Employer;

2. The Employee has been convicted of a felony or commits an act constituting a felony;

3. The Employee has engaged in conduct which has caused demonstrable and serious injury, monetary or otherwise, to the Employer;

4. The Employee, in carrying out his duties hereunder, has been guilty of willful, gross neglect or willful misconduct, or

5. The Employee has materially breached this Agreement (including without limitation any failure to perform the duties assigned to him in accordance with this Agreement; provided, however, that the mere failure to reach established financial performance targets shall not in itself constitute a failure to perform if Employee has otherwise performed such actions as have been requested or assigned to him in connection with such financial performance targets) and has not remedied such breach within 15 days after receipt of written notice from the Employer specifying in reasonable detail, the nature of the breach.

(f)     "Commencement Date" means April 1, 2003;

(g) "Disability" shall mean the inability or incapacity (by reason of a medically-determinable physical or mental impairment) of the Employee to perform the duties and responsibilities related to the job or position with the Employer described in Section 3 of this Agreement for a period that lasts or that can be reasonably expected to last more than 180 days. Such inability or incapacity shall be documented to the reasonable satisfaction of the Employer by appropriate correspondence from registered physicians reasonably satisfactory to Employer.

(h) "Discoveries and Works" includes by way of example but without limitation, intellectual property, trade secrets and other confidential information, patents and patent applications, trademarks and trademark registrations and applications, service marks and service mark registrations and applications, trade names, copyrights and copyright registrations and applications;

(i) "Employment Year" means the period beginning on January 1, 2003 and ending on December 31, 2003, and each consecutive calendar year;

(j) "Parties" means MKBY and the Employee and "Party" means one or the other as the case may be;

(k) "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity;

(l) "Restriction Period" means the period of time covering the Term plus a period equivalent to twelve (12) months following Employee's Termination Date;

(m) "Subsidiary" means a corporation controlled by MKBY, or by another subsidiary of MKBY;

(n) "Term", "Initial Term", and "Additional Term" shall have the meaning set forth in Section 4;

(o) "Termination Date" means the effective date of the Employee's termination of employment with MKBY, regardless of the reason;

(p)     "Territory" means the world.

2.      EMPLOYMENT

The Employer hereby employs the Employee and the Employee hereby accepts employment with the Employer upon the terms and subject to the conditions set forth herein.

3.      DUTIES AND RESPONSIBILITIES

3.1 During the Term of this Agreement, the Employee shall initially be employed as Chief Financial Officer of the Employer and shall perform the services and functions relating to the office or offices in which he is from time to time elected or otherwise reasonably incident to such office or offices, all in accordance with the job description which is attached hereto and which is incorporated herein by reference and made a part hereof, and such amendments or modifications to said job description as shall be directed by the Board of Directors. The Employee shall be subject to the direction of the Board of Directors of the Employer and such other officer or officers of the Employer as the Board of Directors of the Employer may determine.

3.2 During the Term of this Agreement, the Employee will devote his best efforts and his time and attention to the performance of his duties under this Agreement except for vacation periods and reasonable absences due to injury or illness as permitted by Employer's general policies. The employment relationship between the parties shall be governed by the general employment policies and practices of the Employer, except that when the terms of this Agreement differ from or are in conflict with the Employer's general employment policies or practices, this Agreement shall control.

3.3 It is contemplated that the Employee will be obliged from time to time and for reasonable periods of time to travel in the performance of his duties and obligations under this Agreement. However, the principal place of employment of the Employee which the Employee shall report for work will be at Grand Rapids, Michigan.

3.4 It is expressly understood and agreed that the Employee shall not engage in any other business or business opportunity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; provided, however, that:

(a) The Employee may engage in personal, charitable, professional and investment activities to the extent such activities do not conflict or interfere with the Employee's duties and obligations under this Agreement or with Employee's ability to perform his duties and responsibilities under this Agreement; and,

(b) The Employee shall not be prevented from investing his assets in such form or manner as will not require any substantial amount of time or services on the part of the Employee in the operation of the affairs of the enterprises in which such investments are made.

4.      TERM

Unless sooner terminated as provided for in this Agreement, the terms of the Employee's employment shall commence on April 1, 2003 and shall continue for three (3) years (the "Initial Term"), provided, however, that the Initial Term of the Employee's employment under this Agreement shall automatically be extended for additional periods of twelve (12) months each (an "Additional Term") unless and until MKBY shall have given Employee notice, not less than three (3) months prior to the expiration of the Initial Term or any subsequent Additional Term, of the termination by MKBY of the Employee's employment effective as of the next succeeding anniversary date of the expiration of the Initial Term or Additional Term (the Initial Term and any Additional Term(s) are collectively referred to as the "Term" in this Agreement).

5.      COMPENSATION

The Employee shall be paid an annual base salary of One Hundred Fifteen Thousand Five Hundred ($115,500.00) Dollars (US) payable in accordance with the then-current payroll policies of the Employer. Employer agrees to review Employee's compensation annually during the last month of each fiscal year and to grant increases in compensation which will be effective on the first day of the immediately-following calendar year, based upon the Employee's performance, scope of responsibility assumed, compensation paid to similar employees in similar companies and such other factors as may guide the Employer in setting reasonable compensation.

6.      EXPENSES

MKBY shall reimburse the Employee for all necessary and reasonable expenses incurred by him in the performance of his duties under this Agreement. The Employee shall, on being so required, provide MKBY with vouchers or other evidence of actual payment of the said expenses in a form satisfactory to MKBY.

7.      BENEFITS

Subject to the right of the Employer to amend or terminate any employee and/or group or senior executive benefit, bonus and/or stock option plan or program and to the terms and conditions of such plans and programs, the Employee shall be entitled to receive the following employee benefits:

7.1     Employee Plans

The Employee shall have the right to participate in such medical and dental plans as are maintained by the Employer and are available to its exempt, salaried employees generally (including without limitation disability, accident, medical, life insurance and hospitalization plans which are normal and customary).

7.2     Bonus Plans

The Employee shall have the right to participate in all senior executive benefit, bonus and/or stock option plans as are maintained by the Employer and are available to the Employer's senior executive officers generally, all in accordance with the Employer's regular practices with respect to senior executive officers.

7.3     Vacation

The Employee shall be entitled to vacation days and holiday pay in accordance with the policies applicable to the Employer's senior executive officers generally.

8.      RETURN OF DOCUMENTS AND PROPERTY

Upon the termination of Employee's employment with MKBY, or at anytime upon the request of MKBY, Employee (or his heirs or personal representatives) shall deliver to MKBY (a) all documents and materials (including without limitation, computer files) containing trade secrets or other confidential information relating to the business and affairs of MKBY, and (b) all documents, materials and other property (including, without limitation, computer files) belonging to MKBY, which in either case are in the possession or under the control of Employee (or his heirs or personal representatives).

9.      DISCOVERIES AND WORKS

All Discoveries and Works made or conceived by Employee during his employment by MKBY, jointly or with others, that relate to the present or anticipated activities of MKBY, or are used or usable by MKBY shall be owned by MKBY. Employee shall (a) promptly notify, make full disclosure to, and execute and deliver any documents requested by MKBY to evidence or better assure title to Discoveries and Works in MKBY, as so requested, (b) renounce any and all claims, including but not limited to claims of ownership and royalty, with respect to all Discoveries and Works and all other property owned or licensed by MKBY, (c) assist MKBY in obtaining or maintaining for itself at its own expense American and foreign patents, copyrights, trade secret protection or other protection of any and all Discoveries and Works, and (d) promptly execute, whether during his employment with MKBY or thereafter, all applications or other endorsements necessary or appropriate to maintain patents and other rights for MKBY and to protect the title of MKBY thereto, including but not limited to assignments of such patents and other rights. Any Discoveries and Works which, within six (6) months after the Termination Date, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by Employee and which pertain to the business carried on or products or services being sold or developed by MKBY at the time of such termination shall, as between Employee and MKBY be presumed to have been made during Employee's employment by MKBY.

10.     DEATH

The Employee's employment under this Agreement shall terminate upon his death. In the event of the termination of the Employee's employment as a result of his death, MKBY shall promptly pay to any one or more beneficiaries designated by the Employee pursuant to a notice to MKBY or, failing such designation, to the Employee's estate, the annual base salary provided for in this Agreement through the conclusion of the month in which such termination occurs. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

11.     DISABILITY

The Employee's employment under this Agreement may be terminated as a result of Disability at the option of MKBY by notice to the Employee. Such termination to be effective upon the receipt by the Employee of such notice. In the event of the termination of the Employee's employment as a result of Disability, MKBY shall pay the Employee one (1) times his full annual base salary less any credit for sick pay or other benefits received by the Employee deriving from any private medical insurance or other similar arrangements entered into by MKBY. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

12.     TERMINATION FOR CAUSE BY MKBY

The Employee's employment under this Agreement may be terminated by MKBY for Cause. In the event that the Employee's employment under this Agreement shall validly be terminated by MKBY for Cause pursuant to this Section 12, MKBY shall promptly pay accrued but unpaid salary and reimburse or pay any other accrued but unpaid amounts due under this Agreement as of the date of termination, and thereafter MKBY shall have no further obligations under this Agreement. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

13.     VOLUNTARY EARLY TERMINATION

The Employee may voluntarily terminate his employment under this Agreement at any time by providing at least 30 days prior written notice to the Employer. In such event, the Employee shall be entitled to receive his base salary until the date his employment terminates, and all other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

14.     TERMINATION RESULTING FROM SALE OF BUSINESS

If there should be (a) a sale of substantially all the assets of MKBY to another Person; (b) a merger, amalgamation or consolidation of MKBY with another Person to form a new entity; or (c) a change in control of MKBY and as a result the Employee's employment hereunder is terminated but the acquirer or the new entity, as the case may be, offers the Employee employment on terms and conditions that are essentially the same or better than those provided under this Agreement, then in the event the Employee refuses that offer of employment, Employee will not be entitled to any compensation hereunder. However, if there should be (a) a sale of substantially all the assets of MKBY to another Person;
(b) a merger, amalgamation or consolidation of MKBY with another Person to form a new entity; or (c) a change in control of MKBY and as a result the Employee's employment hereunder is terminated and the Employee is not offered employment by the acquirer or new entity, then the Employee shall be entitled to receive his annual salary for a period of three years from and after the Effective Date of termination and any accrued but unpaid vacation pay payable in a lump sum (but discounted by a reasonable factor as mutually determined by MKBY and the Employee) or in accordance with the then-payroll policies of the Employer at the option of the Employer. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

15.     CONSTRUCTIVE TERMINATION PRIOR TO EXPIRATION OF EMPLOYMENT TERM

15.1    Constructive Termination

If prior to the expiration of the Term of this Agreement, the Employer:

(a) terminates the employment of the Employee other than for Due Cause as a result of the death of the Employee or because of a Disability;

(b) demotes the Employee to a lesser position than as provided in Section 3 of this Agreement (including a material diminution in the nature or status of the Employee's responsibilities, authorities, powers or duties);

(c) decreases the Employee's Base Salary and benefits below the levels provided for by the terms of Sections 5, 6 and 7 of this Agreement (other than as a result of any amendment or termination of any employee and/or group or senior executive benefit, bonus and/or stock option plan which amendment or termination is applicable to all employees or executives of the Employer, as the case may be, eligible to participate in such plan prior to its termination);

(d) assigns to the Employee any duties materially inconsistent with the status and responsibilities of the position provided for in Section 2 of this Agreement and such action is not cured by the Employer within 15 days after receipt of written notice from the Employee specifying in reasonable detail the nature of such inconsistency; or

(e) materially breaches any provision of this Agreement and such breach is not cured by the Employer within 15 days after receipt of written notice from the Employee specifying in reasonable detail the nature of the breach, then such action by the Employer, unless consented to in writing by the Employee, shall be deemed to be a Constructive Termination by the Employer of the Employee's employment ("Constructive Termination"); provided, however, that except in the case of clause (a) above, no Constructive Termination shall be deemed to have occurred unless the Employee notifies the Employer of the Employee's election to treat such event as a Constructive Termination within 30 days of the occurrence of such event.

15.2    Result of Constructive Termination

        In the event of a Constructive Termination:

(a) the Employee shall be entitled to receive his base salary for a period of three years from and after the effective date of Constructive Termination, payable in a lump sum (but discounted by a reasonable factor as mutually determined by the Employer and the Employee) or in accordance with the then payroll policies of the Employer at the option of the Employer;

(b) the provisions of Sections 17 and 18 shall apply for the balance of the Employment Term but shall not apply for the period after the Employment Term.

(c) all other rights and benefits the Employee may have under the employee and/or group or senior executive benefit, bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

15.3 In the event of the death or disability of the Employee following a Constructive Termination, the amounts set forth in Section 15.2 of this Agreement shall continue to be owing and shall be paid to the estate of the Employee or the Employee as applicable.

15.4 The Employer agrees that in the event of a Constructive Termination, the Employee shall not be required to seek other employment or to attempt in any way to reduce any amount payable to the Employee by the Employer pursuant to this Agreement and that any amounts due to the Employee hereunder shall not be reduced by any compensation earned by the Employee as a result of employment by another employer or by any retirement benefits paid to the Employee.

16.     CONFLICT OF INTEREST

During the Term of this Agreement, the Employee shall not, either directly or in conjunction with any person, firm, association, syndicate, company or corporation as principal, agent, shareholder, or in any other manner whatsoever, carry on or be engaged in, or advise, lend money to, guarantee the debts or obligations of, or permit his name or any part of it to be used or employed by any person, firm, association, syndicate, company or corporation engaged in any business in competition with the business then carried on by MKBY or a Subsidiary, provided that the holding of not more than two per cent (2%) of the issued shares of a public company listed on any recognized stock exchange in the United States or Canada or traded in the United States or Canadian over-the-counter market, shall not be deemed a breach of this covenant.

17.     CONFIDENTIALITY

During the Term of this Agreement and for a period of two (2) years thereafter, the Employee shall keep secret and retain in strictest confidence, and shall not use for his benefit or for the benefit or others, directly or indirectly, any and all confidential information relating to MKBY and its Subsidiaries of which the Employee shall obtain knowledge by reason of his employment under this Agreement, including, without limitation, trade and business secrets or any other non-public or proprietary information concerning the business, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects, and except in connection with the performance of his duties under this Agreement, he shall not disclose any such information to anyone outside MKBY and any of its Subsidiaries, except as required by law (provided prior written notice is given by the Employee to MKBY) or except with the prior written consent of MKBY, unless such information is known generally to the public or the trade through sources other than the unauthorized disclosure by the Employee.

18.     NON-COMPETITION AND NON-SOLICITATION

18.1 The Employee acknowledges and understands that (i) he has access to MKBY's and MKBY's clients, channels for developing clients and recruiting executives for employment, and other confidential information of MKBY, (ii) he has direct substantial responsibility to maintain MKBY's business relationship with clients of MKBY whose affairs he handles, (iii) the non-competition and non-solicitation provisions set forth in this Section 18 constitute a material part of the consideration received by MKBY under this Agreement, (iv) due to the specific nature and limited market for MKBY's activities, the definition of Territory as set forth in subsection 1.1(p) hereof is reasonable and justified,
(v) it would be unfair to MKBY if the Employee were to appropriate for himself or for others the benefits of MKBY's many years of developing such business relationships, especially when the Employee enjoys a relationship with clients of MKBY as a result of his being introduced to the client's personnel as the representative of MKBY, (vi) it would be unfair to MKBY if the Employee were to appropriate for himself or for others the benefits of the business, technical processes, personnel and other confidential information which MKBY has developed in the conduct of its business, and (vii) it is therefore fair that reasonable restrictions as set forth below should be placed on certain activities of the Employee after his employment with MKBY terminates.

18.2 The Employee shall not, without the prior written consent of MKBY, at any time during the Restriction Period, either individually or in partnership or jointly or in connection with any Person, as principal, agent, consultant, lender, contractor, employer, employee, investor or shareholder, or in any other manner, directly or indirectly, anywhere within the Territory:

(a) advise, manage, carry on, establish, acquire control of, work for, perform, render, or engage in, any business or service or activity that is similar to or competitive with the Business or any portion of the Business; or

(b) invest in or lend money to, or guarantee the debts or obligations of, any business or service or activity, or any Person engaged in any business or service or activity, that is similar to or competitive with the Business or any portion of the Business; or

(c) permit the Employee's name or any part thereof to be used or employed by any Person that operates, is engaged in or has an interest in any business or service or activity that is similar to or competitive with the Business or any portion of the Business. Without limiting the effect of the foregoing, competing with or competitive with the Business, includes without limitation, directly or indirectly, engaging in or permitting the solicitation or sale of any products or services of the type included within the meaning of the term Business as of the termination of the Employee's employment with MKBY.

18.3 The Employee shall not during the Restriction Period, without the written consent of MKBY, directly or indirectly (as owner, principal, agent, partner, officer, employee, independent contractor, consultant, stockholder, or otherwise), (i) solicit any Client (as this term is defined below) for a purpose or objective of providing to such Client, or obtaining an engagement from such Client to provide, any services, businesses or products included within the term Business or (ii) solicit for employment or otherwise induce any employee employed by MKBY or any of MKBY Affiliates at the date of termination of the Employee's employment with MKBY to leave such employ or offer to employ or employ such employee. The term "Client" shall mean one or more of the following:

(a)     any current or former client or customer of MKBY or MKBY Affiliates;

(b) any current client or current customer of MKBY or MKBY Affiliates if at any time since the Commencement Date the Employee had contact with such client or customer, or personally solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer, or

(c) any former client or former customer of MKBY or MKBY Affiliates who was, during the thirty-six (36) months preceding the Termination Date, a client or customer of MKBY or MKBY Affiliates, if at any time since the Commencement Date the Employee had contact with such client or customer, or solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer.

18.4 Upon the termination of the Employee's employment for whatever reason, the Employee shall deliver to MKBY all documents, papers, records, accounts of all and any description relating to the affairs of MKBY and its Affiliates within his possession or under his control, it being the intention of the Employee and MKBY that all such notes or memoranda made by the Employee during the course of his employment under this Agreement shall be the property of MKBY and its Affiliates and shall be left at its registered office or principal place of business upon the termination of the Employee's employment.

18.5 The Employee acknowledges that the provisions of this Section 18 of this Agreement are expressly for the benefit of the Employer, that the Employer would be irreparably injured by a violation of the provisions of this Section and that the Employer would have no adequate remedy at law in the event of such violation. Therefore, the Employee acknowledges and agrees that in addition to any other remedies available, injunctive relief, specific performance or any other appropriate equitable remedy (without any bond or other security being required) are appropriate remedies to enforce compliance by the Employee with the provisions of this Section 18.

19.     WITHHOLDING

MKBY shall be entitled to withhold from any and all amounts payable to the Employee under this Agreement such amounts as from time to time be required to be withheld pursuant to applicable tax laws and regulations.

20.     GENERAL PROVISIONS

20.1    Further Assurances

Each of the parties upon the request of any other party, whether before or after the date hereof, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

20.2    Successors in Interest

This Agreement and the provisions hereof shall enure to the benefit of and be binding upon the Parties and their respective successors and assigns.

20.3    Notices

Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and given by delivery or sent by (i) registered or certified mail, (ii) reputable overnight courier, (iii) personal delivery, (iv) telecopier or similar telecommunication device and addressed:

(a)     in the case of MKBY at:

McKenzie Bay International, Ltd.
975 Spaulding Avenue
Grand Rapids, Michigan
U.S.A., 49546
Attention: Gregory N. Bakeman

Telecopier: 616-940-9194





with a copy to:

Donald C. Harms
LARSON, HARMS & BIBEAU, P.C.
37899 Twelve Mile Road, Suite 300
Farmington Hills, MI
U.S.A., 48331

(b)     in the case of the Employee at:

4815 Greenhill Court
Grand Rapids, MI 49546

Any notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given and received, if sent by mail on the fourth (4th) business day following such mailing, if sent by telecopier or similar telecommunications device on the next business day following such transmission or, if delivered, to have been given and received on the date of such delivery. Any party may change its address for service by written notice given as aforesaid.

20.4    Amendments

This agreement may not be amended except by written instrument duly executed by or on behalf of all parties hereto.

20.5    Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, United States of America.

20.6    Gender

Any reference in this Agreement to any gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

20.7    Headings

The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof.

20.8    Severability

Any article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement.

20.9    Waiver

No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in a written document duly executed by the party to be bound thereby.

20.10   Attorney's Fees

If any legal proceeding is necessary to enforce or interpret the terms of this Agreement or to recover damages for breach hereof, the prevailing party shall be entitled to reasonable attorney's fees as well as costs and disbursements in addition to any other relief to which he or it may be entitled.

20.11   Waiver of Jury Trial

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP CONTEMPLATED HEREBY.

Language

The Parties hereby acknowledge that they have requested that this Agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                McKENZIE BAY INTERNATIONAL, LTD.


        per:    /s/ Gary L. Westerholm
                GARY L. WESTERHOLM, PRESIDENT


                /s/ Gregory N. Bakeman
Witness         Gregory N. Bakeman, Employee
==============================
EX10-12
EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT entered into on March 21, 2003.

BETWEEN: JOHN W. SAWARIN, domiciled and residing at London, Ontario, CANADA;
        (hereinafter referred to as the "Employee")

AND: McKENZIE BAY INTERNATIONAL, LTD. (hereinafter referred to as "MKBY"), a corporation duly incorporated under the laws of the State of Delaware,, United States of America, having its registered office at 975 Spaulding Avenue, Grand Rapids, Michigan, U.S.A., 49546, represented herein by Gary
     L. Westerholm, President, duly authorized as he so declares;

WHEREAS MKBY wishes to retain the Employee;

WHEREAS the Employee and MKBY are desirous of entering into an agreement for the Employee's employment, all subject to the terms and conditions set forth in this Agreement;

NOW IT IS HEREBY AGREED:

1.      INTERPRETATION

1.1     Definitions

In this Agreement, the following words and expressions have the respective meanings ascribed to them below:

(a) "Affiliate" with respect to a Person means a Person that controls, is controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meaning collative to the foregoing;

(b)     "Agreement" means this employment agreement;

(c)     "Board of Directors" means the board of directors of MKBY

(d) "Business" means the mining and processing of vanadium compounds, including vanadium-based electrolyte and the marketing of vanadium-based electricity energy solutions, including uninterrupted power, off-grid power applications of all types and vanadium-based energy storage applications;

(e)     "Cause" shall mean

1. The Employee has committed a willful, serious act such as fraud, embezzlement or theft, committed any act against the Employer intending to enrich himself at the expense of the Employer or made an unauthorized use or disclosure of secret or confidential information pertaining to the business of the Employer;

2. The Employee has been convicted of a felony or commits an act constituting a felony;

3. The Employee has engaged in conduct which has caused demonstrable and serious injury, monetary or otherwise, to the Employer;

4. The Employee, in carrying out his duties hereunder, has been guilty of willful, gross neglect or willful misconduct, or

5. The Employee has materially breached this Agreement (including without limitation any failure to perform the duties assigned to him in accordance with this Agreement; provided, however, that the mere failure to reach established financial performance targets shall not in itself constitute a failure to perform if Employee has otherwise performed such actions as have been requested or assigned to him in connection with such financial performance targets) and has not remedied such breach within 15 days after receipt of written notice from the Employer specifying in reasonable detail, the nature of the breach.

(f)     "Commencement Date" means April 1, 2003;

(g) "Disability" shall mean the inability or incapacity (by reason of a medically-determinable physical or mental impairment) of the Employee to perform the duties and responsibilities related to the job or position with the Employer described in Section 3 of this Agreement for a period that lasts or that can be reasonably expected to last more than 180 days. Such inability or incapacity shall be documented to the reasonable satisfaction of the Employer by appropriate correspondence from registered physicians reasonably satisfactory to Employer.

(h) "Discoveries and Works" includes by way of example but without limitation, intellectual property, trade secrets and other confidential information, patents and patent applications, trademarks and trademark registrations and applications, service marks and service mark registrations and applications, trade names, copyrights and copyright registrations and applications;

(i) "Employment Year" means the period beginning on January 1, 2003 and ending on December 31, 2003, and each consecutive calendar year;

(j) "Parties" means MKBY and the Employee and "Party" means one or the other as the case may be;

(k) "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity;

(l) "Restriction Period" means the period of time covering the Term plus a period equivalent to twelve (12) months following Employee's Termination Date;

(m) "Subsidiary" means a corporation controlled by MKBY, or by another subsidiary of MKBY;

(n) "Term", "Initial Term", and "Additional Term" shall have the meaning set forth in Section 4;

(o) "Termination Date" means the effective date of the Employee's termination of employment with MKBY, regardless of the reason;

(p)     "Territory" means the world.

2.      EMPLOYMENT

The Employer hereby employs the Employee and the Employee hereby accepts employment with the Employer upon the terms and subject to the conditions set forth herein.

3.      DUTIES AND RESPONSIBILITIES

3.1 During the Term of this Agreement, the Employee shall initially be employed as Secretary of the Employer and shall perform the services and functions relating to the office or offices in which he is from time to time elected or otherwise reasonably incident to such office or offices, all in accordance with the job description which is attached hereto and which is incorporated herein by reference and made a part hereof, and such amendments or modifications to said job description as shall be directed by the Board of Directors. The Employee shall be subject to the direction of the Board of Directors of the Employer and such other officer or officers of the Employer as the Board of Directors of the Employer may determine.

3.2 During the Term of this Agreement, the Employee will devote his best efforts and his time and attention to the performance of his duties under this Agreement except for vacation periods and reasonable absences due to injury or illness as permitted by Employer's general policies. The employment relationship between the parties shall be governed by the general employment policies and practices of the Employer, except that when the terms of this Agreement differ from or are in conflict with the Employer's general employment policies or practices, this Agreement shall control.

3.3 It is contemplated that the Employee will be obliged from time to time and for reasonable periods of time to travel in the performance of his duties and obligations under this Agreement. However, the principal place of employment of the Employee which the Employee shall report for work will be at London, Ontario, Canada.

3.4 It is expressly understood and agreed that the Employee shall not engage in any other business or business opportunity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; provided, however, that:

(a) The Employee may engage in personal, charitable, professional and investment activities to the extent such activities do not conflict or interfere with the Employee's duties and obligations under this Agreement or with Employee's ability to perform his duties and responsibilities under this Agreement; and,

(b) The Employee shall not be prevented from investing his assets in such form or manner as will not require any substantial amount of time or services on the part of the Employee in the operation of the affairs of the enterprises in which such investments are made.

4.      TERM

Unless sooner terminated as provided for in this Agreement, the terms of the Employee's employment shall commence on April 1, 2003 and shall continue for three (3) years (the "Initial Term"), provided, however, that the Initial Term of the Employee's employment under this Agreement shall automatically be extended for additional periods of twelve (12) months each (an "Additional Term") unless and until MKBY shall have given Employee notice, not less than three (3) months prior to the expiration of the Initial Term or any subsequent Additional Term, of the termination by MKBY of the Employee's employment effective as of the next succeeding anniversary date of the expiration of the Initial Term or Additional Term (the Initial Term and any Additional Term(s) are collectively referred to as the "Term" in this Agreement).

5.      COMPENSATION

The Employee shall be paid an annual base salary of Ninety-Three Thousand Five Hundred ($93,500.00) Dollars (US) payable in accordance with the then-current payroll policies of the Employer. Employer agrees to review Employee's compensation annually during the last month of each fiscal year and to grant increases in compensation which will be effective on the first day of the immediately-following calendar year, based upon the Employee's performance, scope of responsibility assumed, compensation paid to similar employees in similar companies and such other factors as may guide the Employer in setting reasonable compensation.

6.      EXPENSES

MKBY shall reimburse the Employee for all necessary and reasonable expenses incurred by him in the performance of his duties under this Agreement. The Employee shall, on being so required, provide MKBY with vouchers or other evidence of actual payment of the said expenses in a form satisfactory to MKBY.

7.      BENEFITS

Subject to the right of the Employer to amend or terminate any employee and/or group or senior executive benefit, bonus and/or stock option plan or program and to the terms and conditions of such plans and programs, the Employee shall be entitled to receive the following employee benefits:

7.1     Employee Plans

The Employee shall have the right to participate in such medical and dental plans as are maintained by the Employer and are available to its exempt, salaried employees generally (including without limitation disability, accident, medical, life insurance and hospitalization plans which are normal and customary).

7.2     Bonus Plans

The Employee shall have the right to participate in all senior executive benefit, bonus and/or stock option plans as are maintained by the Employer and are available to the Employer's senior executive officers generally, all in accordance with the Employer's regular practices with respect to senior executive officers.

7.3     Vacation

The Employee shall be entitled to vacation days and holiday pay in accordance with the policies applicable to the Employer's senior executive officers generally.

8.      RETURN OF DOCUMENTS AND PROPERTY

Upon the termination of Employee's employment with MKBY, or at anytime upon the request of MKBY, Employee (or his heirs or personal representatives) shall deliver to MKBY (a) all documents and materials (including without limitation, computer files) containing trade secrets or other confidential information relating to the business and affairs of MKBY, and (b) all documents, materials and other property (including, without limitation, computer files) belonging to MKBY, which in either case are in the possession or under the control of Employee (or his heirs or personal representatives).

9.      DISCOVERIES AND WORKS

All Discoveries and Works made or conceived by Employee during his employment by MKBY, jointly or with others, that relate to the present or anticipated activities of MKBY, or are used or usable by MKBY shall be owned by MKBY. Employee shall (a) promptly notify, make full disclosure to, and execute and deliver any documents requested by MKBY to evidence or better assure title to Discoveries and Works in MKBY, as so requested, (b) renounce any and all claims, including but not limited to claims of ownership and royalty, with respect to all Discoveries and Works and all other property owned or licensed by MKBY, (c) assist MKBY in obtaining or maintaining for itself at its own expense American and foreign patents, copyrights, trade secret protection or other protection of any and all Discoveries and Works, and (d) promptly execute, whether during his employment with MKBY or thereafter, all applications or other endorsements necessary or appropriate to maintain patents and other rights for MKBY and to protect the title of MKBY thereto, including but not limited to assignments of such patents and other rights. Any Discoveries and Works which, within six (6) months after the Termination Date, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by Employee and which pertain to the business carried on or products or services being sold or developed by MKBY at the time of such termination shall, as between Employee and MKBY be presumed to have been made during Employee's employment by MKBY.

10.     DEATH

The Employee's employment under this Agreement shall terminate upon his death. In the event of the termination of the Employee's employment as a result of his death, MKBY shall promptly pay to any one or more beneficiaries designated by the Employee pursuant to a notice to MKBY or, failing such designation, to the Employee's estate, the annual base salary provided for in this Agreement through the conclusion of the month in which such termination occurs. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

11.     DISABILITY

The Employee's employment under this Agreement may be terminated as a result of Disability at the option of MKBY by notice to the Employee. Such termination to be effective upon the receipt by the Employee of such notice. In the event of the termination of the Employee's employment as a result of Disability, MKBY shall pay the Employee one (1) times his full annual base salary less any credit for sick pay or other benefits received by the Employee deriving from any private medical insurance or other similar arrangements entered into by MKBY. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

12.     TERMINATION FOR CAUSE BY MKBY

The Employee's employment under this Agreement may be terminated by MKBY for Cause. In the event that the Employee's employment under this Agreement shall validly be terminated by MKBY for Cause pursuant to this Section 12, MKBY shall promptly pay accrued but unpaid salary and reimburse or pay any other accrued but unpaid amounts due under this Agreement as of the date of termination, and thereafter MKBY shall have no further obligations under this Agreement. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

13.     VOLUNTARY EARLY TERMINATION

The Employee may voluntarily terminate his employment under this Agreement at any time by providing at least 30 days prior written notice to the Employer. In such event, the Employee shall be entitled to receive his base salary until the date his employment terminates, and all other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

14.     TERMINATION RESULTING FROM SALE OF BUSINESS

If there should be (a) a sale of substantially all the assets of MKBY to another Person; (b) a merger, amalgamation or consolidation of MKBY with another Person to form a new entity; or (c) a change in control of MKBY and as a result the Employee's employment hereunder is terminated but the acquirer or the new entity, as the case may be, offers the Employee employment on terms and conditions that are essentially the same or better than those provided under this Agreement, then in the event the Employee refuses that offer of employment, Employee will not be entitled to any compensation hereunder. However, if there should be (a) a sale of substantially all the assets of MKBY to another Person;
(b) a merger, amalgamation or consolidation of MKBY with another Person to form a new entity; or (c) a change in control of MKBY and as a result the Employee's employment hereunder is terminated and the Employee is not offered employment by the acquirer or new entity, then the Employee shall be entitled to receive his annual salary for a period of three years from and after the Effective Date of termination and any accrued but unpaid vacation pay payable in a lump sum (but discounted by a reasonable factor as mutually determined by MKBY and the Employee) or in accordance with the then-payroll policies of the Employer at the option of the Employer. All other benefits the Employee may have under the Employee and/or Group or senior executive benefit bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

15.     CONSTRUCTIVE TERMINATION PRIOR TO EXPIRATION OF EMPLOYMENT TERM

15.1    Constructive Termination

If prior to the expiration of the Term of this Agreement, the Employer:

(a) terminates the employment of the Employee other than for Due Cause as a result of the death of the Employee or because of a Disability;

(b) demotes the Employee to a lesser position than as provided in Section 3 of this Agreement (including a material diminution in the nature or status of the Employee's responsibilities, authorities, powers or duties);

(c) decreases the Employee's Base Salary and benefits below the levels provided for by the terms of Sections 5, 6 and 7 of this Agreement (other than as a result of any amendment or termination of any employee and/or group or senior executive benefit, bonus and/or stock option plan which amendment or termination is applicable to all employees or executives of the Employer, as the case may be, eligible to participate in such plan prior to its termination);

(d) assigns to the Employee any duties materially inconsistent with the status and responsibilities of the position provided for in Section 2 of this Agreement and such action is not cured by the Employer within 15 days after receipt of written notice from the Employee specifying in reasonable detail the nature of such inconsistency; or

(e) materially breaches any provision of this Agreement and such breach is not cured by the Employer within 15 days after receipt of written notice from the Employee specifying in reasonable detail the nature of the breach, then such action by the Employer, unless consented to in writing by the Employee, shall be deemed to be a Constructive Termination by the Employer of the Employee's employment ("Constructive Termination"); provided, however, that except in the case of clause (a) above, no Constructive Termination shall be deemed to have occurred unless the Employee notifies the Employer of the Employee's election to treat such event as a Constructive Termination within 30 days of the occurrence of such event.

15.2    Result of Constructive Termination

        In the event of a Constructive Termination:

(a) the Employee shall be entitled to receive his base salary for a period of three years from and after the effective date of Constructive Termination, payable in a lump sum (but discounted by a reasonable factor as mutually determined by the Employer and the Employee) or in accordance with the then payroll policies of the Employer at the option of the Employer;

(b) the provisions of Sections 17 and 18 shall apply for the balance of the Employment Term but shall not apply for the period after the Employment Term.

(c) all other rights and benefits the Employee may have under the employee and/or group or senior executive benefit, bonus and/or stock option plans and programs of the Employer shall be determined in accordance with the terms and conditions of such plans and programs.

15.3 In the event of the death or disability of the Employee following a Constructive Termination, the amounts set forth in Section 15.2 of this Agreement shall continue to be owing and shall be paid to the estate of the Employee or the Employee as applicable.

15.4 The Employer agrees that in the event of a Constructive Termination, the Employee shall not be required to seek other employment or to attempt in any way to reduce any amount payable to the Employee by the Employer pursuant to this Agreement and that any amounts due to the Employee hereunder shall not be reduced by any compensation earned by the Employee as a result of employment by another employer or by any retirement benefits paid to the Employee.

16.     CONFLICT OF INTEREST

During the Term of this Agreement, the Employee shall not, either directly or in conjunction with any person, firm, association, syndicate, company or corporation as principal, agent, shareholder, or in any other manner whatsoever, carry on or be engaged in, or advise, lend money to, guarantee the debts or obligations of, or permit his name or any part of it to be used or employed by any person, firm, association, syndicate, company or corporation engaged in any business in competition with the business then carried on by MKBY or a Subsidiary, provided that the holding of not more than two per cent (2%) of the issued shares of a public company listed on any recognized stock exchange in the United States or Canada or traded in the United States or Canadian over-the-counter market, shall not be deemed a breach of this covenant.

17.     CONFIDENTIALITY

During the Term of this Agreement and for a period of two (2) years thereafter, the Employee shall keep secret and retain in strictest confidence, and shall not use for his benefit or for the benefit or others, directly or indirectly, any and all confidential information relating to MKBY and its Subsidiaries of which the Employee shall obtain knowledge by reason of his employment under this Agreement, including, without limitation, trade and business secrets or any other non-public or proprietary information concerning the business, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects, and except in connection with the performance of his duties under this Agreement, he shall not disclose any such information to anyone outside MKBY and any of its Subsidiaries, except as required by law (provided prior written notice is given by the Employee to MKBY) or except with the prior written consent of MKBY, unless such information is known generally to the public or the trade through sources other than the unauthorized disclosure by the Employee.

18.     NON-COMPETITION AND NON-SOLICITATION

18.1 The Employee acknowledges and understands that (i) he has access to MKBY's and MKBY's clients, channels for developing clients and recruiting executives for employment, and other confidential information of MKBY, (ii) he has direct substantial responsibility to maintain MKBY's business relationship with clients of MKBY whose affairs he handles, (iii) the non-competition and non-solicitation provisions set forth in this Section 18 constitute a material part of the consideration received by MKBY under this Agreement, (iv) due to the specific nature and limited market for MKBY's activities, the definition of Territory as set forth in subsection 1.1(p) hereof is reasonable and justified,
(v) it would be unfair to MKBY if the Employee were to appropriate for himself or for others the benefits of MKBY's many years of developing such business relationships, especially when the Employee enjoys a relationship with clients of MKBY as a result of his being introduced to the client's personnel as the representative of MKBY, (vi) it would be unfair to MKBY if the Employee were to appropriate for himself or for others the benefits of the business, technical processes, personnel and other confidential information which MKBY has developed in the conduct of its business, and (vii) it is therefore fair that reasonable restrictions as set forth below should be placed on certain activities of the Employee after his employment with MKBY terminates.

18.2 The Employee shall not, without the prior written consent of MKBY, at any time during the Restriction Period, either individually or in partnership or jointly or in connection with any Person, as principal, agent, consultant, lender, contractor, employer, employee, investor or shareholder, or in any other manner, directly or indirectly, anywhere within the Territory:

(a) advise, manage, carry on, establish, acquire control of, work for, perform, render, or engage in, any business or service or activity that is similar to or competitive with the Business or any portion of the Business; or

(b) invest in or lend money to, or guarantee the debts or obligations of, any business or service or activity, or any Person engaged in any business or service or activity, that is similar to or competitive with the Business or any portion of the Business; or

(c) permit the Employee's name or any part thereof to be used or employed by any Person that operates, is engaged in or has an interest in any business or service or activity that is similar to or competitive with the Business or any portion of the Business. Without limiting the effect of the foregoing, competing with or competitive with the Business, includes without limitation, directly or indirectly, engaging in or permitting the solicitation or sale of any products or services of the type included within the meaning of the term Business as of the termination of the Employee's employment with MKBY.

18.3 The Employee shall not during the Restriction Period, without the written consent of MKBY, directly or indirectly (as owner, principal, agent, partner, officer, employee, independent contractor, consultant, stockholder, or otherwise), (i) solicit any Client (as this term is defined below) for a purpose or objective of providing to such Client, or obtaining an engagement from such Client to provide, any services, businesses or products included within the term Business or (ii) solicit for employment or otherwise induce any employee employed by MKBY or any of MKBY Affiliates at the date of termination of the Employee's employment with MKBY to leave such employ or offer to employ or employ such employee. The term "Client" shall mean one or more of the following:

(a)     any current or former client or customer of MKBY or MKBY Affiliates;

(b) any current client or current customer of MKBY or MKBY Affiliates if at any time since the Commencement Date the Employee had contact with such client or customer, or personally solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer, or

(c) any former client or former customer of MKBY or MKBY Affiliates who was, during the thirty-six (36) months preceding the Termination Date, a client or customer of MKBY or MKBY Affiliates, if at any time since the Commencement Date the Employee had contact with such client or customer, or solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer.

18.4 Upon the termination of the Employee's employment for whatever reason, the Employee shall deliver to MKBY all documents, papers, records, accounts of all and any description relating to the affairs of MKBY and its Affiliates within his possession or under his control, it being the intention of the Employee and MKBY that all such notes or memoranda made by the Employee during the course of his employment under this Agreement shall be the property of MKBY and its Affiliates and shall be left at its registered office or principal place of business upon the termination of the Employee's employment.

18.5 The Employee acknowledges that the provisions of this Section 18 of this Agreement are expressly for the benefit of the Employer, that the Employer would be irreparably injured by a violation of the provisions of this Section and that the Employer would have no adequate remedy at law in the event of such violation. Therefore, the Employee acknowledges and agrees that in addition to any other remedies available, injunctive relief, specific performance or any other appropriate equitable remedy (without any bond or other security being required) are appropriate remedies to enforce compliance by the Employee with the provisions of this Section 18.

19.     WITHHOLDING

MKBY shall be entitled to withhold from any and all amounts payable to the Employee under this Agreement such amounts as from time to time be required to be withheld pursuant to applicable tax laws and regulations.

20.     GENERAL PROVISIONS

20.1    Further Assurances

Each of the parties upon the request of any other party, whether before or after the date hereof, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

20.2    Successors in Interest

This Agreement and the provisions hereof shall enure to the benefit of and be binding upon the Parties and their respective successors and assigns.

20.3    Notices

Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and given by delivery or sent by (i) registered or certified mail, (ii) reputable overnight courier, (iii) personal delivery, (iv) telecopier or similar telecommunication device and addressed:

(a)     in the case of MKBY at:

McKenzie Bay International, Ltd.
975 Spaulding Avenue
Grand Rapids, Michigan
U.S.A., 49546
Attention: Gregory N. Bakeman

Telecopier: 616-940-9194

with a copy to:

Donald C. Harms
LARSON, HARMS & BIBEAU, P.C.
37899 Twelve Mile Road, Suite 300
Farmington Hills, MI
U.S.A., 48331

(b)     in the case of the Employee at:

143 Windsor Avenue
London, ON Canada
N6C 2A1


Any notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given and received, if sent by mail on the fourth (4th) business day following such mailing, if sent by telecopier or similar telecommunications device on the next business day following such transmission or, if delivered, to have been given and received on the date of such delivery. Any party may change its address for service by written notice given as aforesaid.

20.4    Amendments

This agreement may not be amended except by written instrument duly executed by or on behalf of all parties hereto.

20.5    Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, United States of America.

20.6    Gender

Any reference in this Agreement to any gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

20.7    Headings

The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof.

20.8    Severability

Any article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement.

20.9    Waiver

No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in a written document duly executed by the party to be bound thereby.

20.10   Attorney's Fees

If any legal proceeding is necessary to enforce or interpret the terms of this Agreement or to recover damages for breach hereof, the prevailing party shall be entitled to reasonable attorney's fees as well as costs and disbursements in addition to any other relief to which he or it may be entitled.

20.11   Waiver of Jury Trial

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP CONTEMPLATED HEREBY.

Language

The Parties hereby acknowledge that they have requested that this Agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                McKENZIE BAY INTERNATIONAL, LTD.


        per:    /s/ Gary L. Westerholm
                GARY L. WESTERHOLM, PRESIDENT


                /s/ John W. Sawarin
Witness         John W. Sawarin, Employee
==============================


EX10.13

INVESTOR RELATIONS CONTRACT
Between
McKENZIE BAY INTERNATIONAL LTD and YES INTERNATIONAL


 OUTLINE:


1. Mckenzie Bay International Ltd. (MKBY) provides specifically designed materials and information of which YES INTERNATIONAL can distribute to its international investment community at large and to both new and existing YES followers and other interested parties.

2. Heighten the awareness of current and potential investors in the investment opportunities from the activities of MKBY.

3. YES will broaden the current shareholder and brokerage industry support base in

MKBY through the use of telephone, radio interviews, internet activities, trade shows, road shows and other investment awareness activities.

4. Focus and target activities to obtain sponsorship in N. American / European markets. If needed, YES International will provide any and all EDGAR support for necessary filings to the United States Securities and Exchange Commission (EDGAR fees base outside of this agreement). YES International will distribute the appropriate documents, news releases, specially items, and audio tapes to the investment community. (NOTE: placing news releases on the wire service will be the responsibility of MKBY's management)

*These combined efforts should continue to provide MKBY with the necessary momentum and a support structure to launch new fundraising programs as the need arises.

5. MKBY's website will be co-hosted on YESINTERNATIONAL.COM during this 1-year term.

SCHEDULE OF COMPENSATION


McKENZIE BAY INTERNATIONAL LTD., AGREES TO COMPENSATE YES

INTERNATIONAL for its services in accordance with  the following schedule.


1.  Cash Disbursements

McKenzie Bay International Ltd. agrees to pay, to YES International the sum of Two

Thousand Three Hundred Dollars ($2300.00 US) per month for no longer than 1-Year beginning Tuesday July 01, 2003 ending Wednesday, June 30, 2004. This includes 800# cost, employee, phone services, mail cost, internet cost and other incidentals in the course of doing business. Monetary compensation expected within 5-working days from the beginning of each month.


2. Extraordinary Expenses

In the event the activities of McKenzie Bay International Ltd. shall cause YES

International to incur any extraordinary expenses beyond the outlined in #1 above. McKenzie Bay International Ltd. must first approve of any and all extraordinary expenses. Upon approval McKenzie Bay International Ltd. will fully and promptly reimburse YES. Inclusive expenses are: travel, accommodations, food, and whatever expenditures to fulfill the mandate of the " Investor Relations Program" .

3. Shares and/or Warrants and/or Options

McKenzie Bay International Ltd. will issue 75,000 shares of MKBY restricted 144 stock in the name of YES INTERNATIONAL and extentend, until July 2005 its current options of :

50,000 shares for 1.00 US,
and
50,000 shares for 3.00 US

All USSEC rules apply on these stock issuances.

4. Indemnification:

YES INTERNATIONAL will be indemnified if management at provides false and misleading statements which would produces onerous market conditions.



CONTRACT TERM



The Initial Term of this Agreement shall be for 1-Year but may be extended by the mutual consent of the parties.

The Parties hereto may be contacted as follows:

YES International                               McKenzie Bay International Ltd
3419 Virginia Beach Blvd. #252         975 Spaulding Ave.
Virginia Beach, VA. 23452                 Grand Rapids, MI 49546
Tel: (757) 306-6090                             Tel:(616)-940-3800
Fax: (757) 306-6092                            Fax:(616)-940-9194

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date below written.

YES INTERNATIONAL                McKENZIE BAY INTERNATIONAL LTD.

_/s/ Rich Kaiser__________           __/s/ Gary L. Westerholm_____
Rich Kaiser- President                     Gary L. Westerholm-President

Date:  July 1, 2003                           Date: July 1, 2003

=================================


EX-10.14

CONSULTING AGREEMENT

        This agreement is made as of the 15th day of February, 2003 between MCKENZIE BAY RESOURCES, LTD., incorporated in the Province of Ontario, whose address is 143 Windsor Avenue, London, Ontario, Canada N6C 2A1, hereinafter referred to as MCKENZIE BAY, and SAVANCO, (Pty) Ltd., incorporated in Gauteng Province, SOUTH AFRICA, with offices at 6 Eastern Services Road, Eastgate Ext 3, Sandton, 2199, SOUTH AFRICA, hereafter referred to as SAVANCO.

        WHEREAS, SAVANCO has in the past performed vanadium process recovery consulting services for MCKENZIE BAY, and

        WHEREAS, MCKENZIE BAY wishes to retain SAVANCO to continue to render such consulting services,

 NOW, THEREFORE, in consideration of the mutual promises herein contained, it is agreed between the parties as follows:

 1. MCKENZIE BAY does hereby retain and employ SAVANCO to supply vanadium process recovery consulting services, and SAVANCO accepts such employment on the terms and conditions herein set forth.

 2. SAVANCO agrees to render such vanadium process recovery consulting services as may be reasonably requested by MCKENZIE BAY.

 3. SAVANCO shall bill MCKENZIE BAY for such consulting services at an initial rate of Ninety Dollars ($90.00) per hour. The hourly rate shall not include billings for travel time. SAVANCO shall also bill MCKENZIE BAY for its reasonable out-of-pocket travel and lodging expenses incurred in the performance of its consulting duties for MCKENZIE BAY. Time records and expense details shall be submitted on such format as may be reasonably requested by MCKENZIE BAY. SAVANCO shall submit its billing to MCKENZIE BAY by the 10th day of each calendar month for services rendered during the preceding calendar month.

 4. MCKENZIE BAY shall pay a minimum cumulative monthly fee advance of Ten Thousand Dollars ($10,000.00) per month payable on the 1st day of each month throughout the life of this agreement. The amount of this payment shall be prorated for the first and last months of this agreement. Of this monthly payment, the sum of Two Thousand Dollars ($2000.00) per month shall be considered as a retainer fee as compensation to SAVANCO for its confidentiality agreement and its agreement to refrain as hereafter set forth. The remaining Eight Thousand Dollars ($8000.00) per month shall be a cumulative monthly fee advance. If, as a result of any monthly billing SAVANCO's cumulative billings for fees and costs exceed the cumulative monthly fee advances, then and in that event, MCKENZIE BAY shall remit to SAVANCO an amount equal to the excess of cumulative billings for fees and costs over and above cumulative fee advances, said amount to be remitted by the last day of the calendar month. By way of illustration, assuming that the contract began January 1, if SAVANCO performed no consulting services in January and then performed Thirty Thousand Dollars ($30,000.00) worth of consulting services in February, then when the billing was received by MCKENZIE BAY on March 10, MCKENZIE BAY would deduct the cumulative monthly payments in the amount of Twenty-Four Thousand Dollars ($24,000.00) for January, February and March and would pay the net amount due of Six Thousand Dollars ($6000.00) on or before March 31.

 5. SAVANCO agrees that during the term of this consulting agreement, it will not perform vanadium process recovery consulting services for any other company but shall perform such services exclusively for MCKENZIE BAY. SAVANCO also agrees that it will not perform any consulting services for any other company regarding vanadium without the prior written consent of MCKENZIE BAY. This agreement to refrain shall not apply to consulting services involving any mineral other than vanadium.

 6. SAVANCO agrees that during the term of this consulting agreement, including any renewal term or thereafter, SAVANCO will not disclose other than to an employee of MCKENZIE BAY any confidential information relating to vanadium process recovery including any information relating to processes, trade secrets or know-how without the prior consent of MCKENZIE BAY, and that upon termination of this consulting agreement for any reason, SAVANCO will not retain without MCKENZIE BAY's express consent any programs, figures, calculations, letters, papers, drawings, process descriptions or copies thereof or other confidential information relating to the vanadium process recovery.

 7. On March 1, 2004 and on March 1 of each subsequent year through the term of this agreement including any renewal terms, the hourly consulting fee shall be increased by an amount equal to five percent (5%) of the previous year's fee. By way of illustration on March 1, 2004, the hourly consulting fee will be increased by Four and 50/100 Dollars ($4.50) to Ninety-Four and 50/100 Dollars ($94.50) per hour.

 8. Until further notice from Savanco, all payments to Savanco shall be made to Chemplant Projects BV at ING Bank, Dordrecht, The Netherlands, Swift address ING BNL2A, Account number 02.00.78.641.

 9. This agreement shall expire February 28, 2007 provided, however, that this agreement shall be automatically renewed for successive three-year terms (the "renewal terms") unless either party shall give written notice to the other of termination of this agreement at least 60 days prior to the expiration of the original term or any renewal term.

 10. SAVANCO represents and warrants to MCKENZIE BAY that it is a corporation duly incorporated and is in good standing under the laws of the jurisdiction of its incorporation and is authorized, qualified and licensed to own its own properties and to carry on its business as presently owned and carried on by it. Further, the Board of Directors of SAVANCO has duly authorized and approved the transactions contemplated by this agreement and the performance of its obligations hereunder. No other corporate action by SAVANCO or otherwise is required in connection with this agreement or the performance of SAVANCO's obligations under this agreement.

 11. MCKENZIE BAY represents and warrants to SAVANCO that it is a corporation duly incorporated and is in good standing under the laws of the jurisdiction of its incorporation and is authorized, qualified and licensed to own its own properties and to carry on its business as presently owned and carried on by it. Further, the Board of Directors of MCKENZIE BAY has duly authorized and approved the transactions contemplated by this agreement and the performance of its obligations hereunder. No other corporate action by MCKENZIE BAY or otherwise is required in connection with this agreement or the performance of MCKENZIE BAY's obligations under this agreement.

 12. The parties shall execute and procure the execution of all such further documents or other things as shall be required to secure the full performance and implementation of the terms of this agreement and shall undertake all such further acts as shall be necessary to bring into effect the terms of this agreement.

 13. Any notice to be delivered hereunder shall be in writing signed by a duly-authorized representative of the party serving such notice and shall be delivered to the other party by hand, facsimile, or by registered post to the address shown below or such other address as shall be specified in writing. In the case of service by post, such notice shall be deemed to be received four days after dispatch: in the case of MCKENZIE BAY, MCKENZIE BAY RESOURCES, LTD., 143 Windsor Avenue, London, Ontario, CANADA N6C 2A1, ATTN: JOHN W. SAWARIN; in the case of SAVANCO, SAVANCO, INC., PO Box 782511, Sandton 2146, South Africa ATTN: DS Bradbury.

 14. This agreement constitutes the entire agreement the parties pertaining to the subject matter of this agreement and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written. Any amendment to this agreement shall be in writing executed by both of the parties hereto.

 IN WITNESS WHEREOF, the agreement has been executed by the parties hereto as of the date written above.

                                         MCKENZIE BAY RESOURCES, LTD.


                                         By:     /s/ Robert C . Bryce
                                                 Robert C. Bryce

                                         Its:    President

                                         SAVANCO, INC.


                                         By:     /s/ David Stuart Bradbury
                                                 David Stuart Bradbury
                                         Its:    Managing Director
======================================

EX-10.15
STANDBY EQUITY DISTRIBUTION AGREEMENT

AGREEMENT dated as of the 6th day of April 2004 (the "Agreement") between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and MCKENZIE BAY INTERNATIONAL LTD., a corporation organized and existing under the laws of the State of Delaware (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to
Fifteen Million   Dollars ($15,000,000) of the Company's common stock, par value
$.001 per share (the "Common Stock"); and

WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

WHEREAS, the Company has engaged Spencer Clarke LLC, to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.

Certain Definitions

Section 1.1. "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

Section 1.2. "Advance Date" shall mean the date Butler Gonzalez LLP Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Investor's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Butler Gonzalez LLP can release the free trading shares to the Investor. No Advance Date shall be less than six (6) Trading Days after an Advance Notice Date.

Section 1.3. "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

Section 1.4. "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than seven (7) business days after the prior Advance Notice Date.

Section 1.5. "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

Section 1.6. "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

Section 1.7.    "Commitment Amount" shall mean the aggregate amount of up to
Fifteen Million   Dollars ($15,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

Section 1.8. "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Fifteen
Million   Dollars ($15,000,000), (y) the date this Agreement is terminated pursuant to Section 2.5, or (z) the date occurring twenty-four (24) months after the Effective Date.

Section 1.9. "Common Stock" shall mean the Company's common stock, par value $.001 per share.

Section 1.10. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

Section 1.11. "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

Section 1.12. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section 1.13. "Escrow Agreement" shall mean the escrow agreement among the Company, the Investor, and Butler Gonzalez LLP dated the date hereof.

Section 1.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.15. "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

Section 1.16. "Market Price" shall mean the lowest VWAP of the Common Stock during the Pricing Period.

Section 1.17. "Maximum Advance Amount" shall be Six Hundred Twenty Five Thousand Dollars ($625,000) per Advance Notice.

Section 1.18 "NASD" shall mean the National Association of Securities Dealers, Inc.

Section 1.19 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.20 "Placement Agent" shall mean Spencer Clarke LLC, a registered broker-dealer.

Section 1.21 "Pricing Period" shall mean the five (5) consecutive Trading Days after the Advance Notice Date.

Section 1.22 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.23 "Purchase Price" shall be set at ninety nine percent (99%) of the Market Price during the Pricing Period.

Section 1.24 "Registrable Securities" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

Section 1.25 "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

Section 1.26 "Registration Statement" shall mean a registration statement on Form S-1 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.27 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.28    "SEC" shall mean the Securities and Exchange Commission.

Section 1.29 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.30 "SEC Documents" shall mean Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

Section 1.31 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

Section 1.32 "VWAP" shall mean the volume weighted average price of the Company's common stock as quoted by Bloomberg, LP.

ARTICLE II.

Advances

Section 2.1.    Investments.

(a) Advances. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

Section 2.2.    Mechanics.

(a) Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice, shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There will be a minimum of seven (7) Trading Days between each Advance Notice Date.

(b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

(c) Hardship. In the event the Investor sells the Company's Common Stock pursuant to subsection (c) above and the Company fails to perform its obligations as mandated in Section 2.5 and 2.2 (c), and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

Section 2.3. Closings. On each Advance Date, which shall be six (6) Trading Days after an Advance Notice Date, (i) the Company shall deliver to the Investor's Counsel, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to Butler Gonzalez LLP (the "Escrow Agent") the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor and/or the Investor's counsel in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

Section 2.4. Termination of Investment. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

Section 2.5.    Agreement to Advance Funds.

(a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

(i) the execution and delivery by the Company, and the Investor, of this Agreement, and the Exhibits hereto;

(ii) the Company's Common Stock shall have been authorized for quotation on the Principal Market .

(iii) Investor's Counsel shall have received the shares of Common Stock applicable to the Advance in accordance with Section 2.2(c) hereof;

(iv) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

(v) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

(vi) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

(vii) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3;

(viii)  the conditions set forth in Section 7.2 shall have been satisfied; and

(ix)    The Company's transfer agent shall be DWAC eligible.

Section 2.6.    Lock Up Period.

(i)     During the Commitment Period, the Company shall not, without fifteen
(15) calendar days prior written notice to the Investor, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

(ii) On the date hereof, the Company shall obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as
Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

ARTICLE III.

Representations and Warranties of Investor

Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date:

Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

Section 3.3. No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.4. Investment Purpose. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities.
The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

Section 3.5. Accredited Investor. The Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

Section 3.6. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's
representations and warranties contained in this Agreement. The   Investor
understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

Section 3.7. Receipt of Documents. The Investor and its counsel has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto;
(ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the year ended year ended September 30, 2003 and Form 10-QSB for the period ended December 31, 2003 and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

Section 3.8. Registration Rights Agreement and Escrow Agreement. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

Section 3.9. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

Section 3.10. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Investor nor its Affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor will sell the Shares to be issued to the Investor pursuant to the Advance Notice, even if the Shares have not been delivered to the Investor.

Section 3.11. Trading Activities. The Investor's trading activities with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Investor shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or National Association of Securities Dealers rules on any hedging transactions with respect to the Common Stock. Without limiting the foregoing, the Investor agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) during the Commitment Period. The Investor shall be entitled to sell Common Stock during the applicable Pricing Period.

ARTICLE IV.

Representations and Warranties of the Company

Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

Section 4.2.    Authorization, Enforcement, Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

Section 4.3. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of _____________ shares of Common Stock, par value $____ per share and ___________shares of Preferred Stock of which ___________ shares of Common Stock and __________ shares of Preferred Stock were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company.
Except as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

Section 4.4. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

Section 4.5. SEC Documents; Financial Statements. Since 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.6. 10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 4.7. No Default. Except as disclosed in the SEC Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

Section 4.8. Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

Section 4.9. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective
businesses as now conducted.   The Company and its subsidiaries do not have any
knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.10. Employee Relations. Except for matters described in the SEC Documents and/or this Agreement, neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

Section 4.11. Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

Section 4.12. Title. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

Section 4.13. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

Section 4.14. Regulatory Permits. Except for matters described in the SEC Documents and/or this Agreement, the Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section 4.15. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 4.16. No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

Section 4.17. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

Section 4.18. Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

Section 4.19. Tax Status. Except as disclosed in the SEC Documents, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section 4.20. Certain Transactions. Except as set forth in the SEC Documents none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 4.21. Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section 4.22. Use of Proceeds. The Company represents that the net proceeds from this offering will be used for general corporate purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

Section 4.23. Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market

Section 4.24. Opinion of Counsel. Investor shall receive an opinion letter from Reisman and Associates, P.A., counsel to the Company on the date hereof.

Section 4.25. Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

Section 4.26. Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

ARTICLE V.

Indemnification

The Investor and the Company represent to the other the following with respect to itself:

Section 5.1.    Indemnification.

(a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(c) The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.

ARTICLE VI.

Covenants of the Company

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2. Listing of Common Stock. The Company shall obtain and maintain the Common Stock's authorization for quotation on the Principal Market.

Section 6.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

Section 6.4. Transfer Agent Instructions. Not later than two (2) business days after each Advance Notice Date and prior to each Closing and the effectiveness of the Registration Statement and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

Section 6.5. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.6. Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

Section 6.7. Expectations Regarding Advance Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

Section 6.8. Restriction on Sale of Capital Stock. During the Commitment Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or
(iii) without thirty (30 calendar days prior written notice to the Investor file any registration statement on Form S-8.

Section 6.9. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.10. Issuance of the Company's Common Stock. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

ARTICLE VII.

Conditions for Advance and Conditions to Closing

Section 7.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

(a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

(b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2. Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

(a) Listing of the Company's Common Stock. The Company's Common Stock shall have been authorized for quotation on the Principal Market .

(b) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

(c) Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

(d) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

(e) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(f) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(g) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

(h) Maximum Advance Amount. The amount of any Advance requested by the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

(i) No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

(j) Other. On each Condition Satisfaction Date, the Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.

ARTICLE VIII.

Due Diligence Review; Non-Disclosure of Non-Public Information

Section 8.1. Due Diligence Review. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2.    Non-Disclosure of Non-Public Information.

(a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

(b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IX.

Choice of Law/Jurisdiction

Section 9.1. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

ARTICLE X.

Assignment/Termination

Section 10.1. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

Section 10.2. Termination. The obligations of the Investor to make Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.

ARTICLE XI.

Notices

Section 11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:  McKenzie Bay International Ltd.

        975 Spaulding Avenue Grand Rapids, MI 49546 Attention:       Gregory
        Bakeman Telephone:      (616) 940-3800 Facsimile:      (616) 940-9194

With a copy to: Donald C. Harms, Esq. 37899 12 Mile Road   Suite 300 Farmington
        Hills, MI 48331 Telephone:      (248) 489-8520 Facsimile:      (248)
        489-4163

If to the Investor(s):  Cornell Capital Partners, LP 101 Hudson Street  Suite
        3606 Jersey City, NJ 07302 Attention:      Mark Angelo Portfolio Manager
        Telephone:      (201) 985-8300 Facsimile:      (201) 985-8266

With a Copy to: Butler Gonzalez LLP 1416 Morris Avenue - Suite 207 Union, NJ
        07083 Attention:      David Gonzalez, Esq. Telephone:      (908)
        810-8588 Facsimile:      (908) 810-0973

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

ARTICLE XII.

Miscellaneous

Section 12.1.   Counterparts.   This Agreement may be executed in two or more
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

Section 12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

Section 12.3. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 12.4. Fees and Expenses. The Company hereby agrees to pay the following fees:

(a) Legal Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that upon the execution of this Agreement the Company will pay Fifteen Thousand Dollars ($15,000) to Butler Gonzalez LLP for legal, administrative, and escrow fees. Subsequently on each advance date, the Company will pay Butler Gonzalez LLP, the sum of Five Hundred Dollars ($500) for legal, administrative and escrow fees directly out the proceeds of any Advances hereunder.

(b)     Commitment Fees.

(i) On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by
Section 2.3 of this Agreement.

(ii) The Company shall issue to the Investor shares of the Company's Common Stock in an amount equal to Five Hundred Forty Thousand Dollars ($540,000) divided by the VWAP of the Company's Common Stock, as quoted by Bloomberg, LP, on the date hereof of which an amount equal to Two Hundred Seventy Thousand Dollars ($270,000) divided by the VWAP of the Company's Common Stock, as quoted by Bloomberg, LP, on the date hereof shall be issued upon the execution of this Agreement (the "First Tranch of the Investor's Shares") and an amount equal to Two Hundred Seventy Thousand Dollars ($270,000) divided by the VWAP of the Company's Common Stock, as quoted by Bloomberg, LP, on the date hereof shall be issued to the Investor on the date the Registration Statement is declared effective by the SEC (the "Second Tranch of the Investor's Shares") (collectively referred to as the "Investor's Shares") .

(iii) Fully Earned. The First Tranch of the Investor's Shares shall be deemed fully earned as of the date hereof the Second Tranch of the Investor's Shares shall be deemed fully earned as of the date the Registration Statement is declared effective by the SEC.

(iv) Registration Rights. The Investor's Shares will have "piggy-back" registration rights.

(v). Due Diligence Fee. Upon the execution of this Agreement the Company shall pay to the Investor Two Thousand Five Hundred Dollars ($2,500) to defray the costs of due diligence.

Section 12.5. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker, other than Spencer Clarke, who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 12.6. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity
        Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above. COMPANY: MCKENZIE BAY INTERNATIONAL LTD.

        By:     /s/ Gregory N. Bakeman Name:      Gregory Bakeman Title:
        Chief Financial Officer

        INVESTOR: CORNELL CAPITAL PARTNERS, LP

        By:     Yorkville Advisors, LLC Its:    General Partner

        By:     /s/ Mark Angelo Name:   Mark Angelo Title:  Portfolio Manager

EXHIBIT A ADVANCE NOTICE/COMPLIANCE CERTIFICATE MCKENZIE BAY INTERNATIONAL LTD.

The undersigned, _______________________ hereby certifies, with respect to the sale of shares of Common Stock of McKenzie Bay International Ltd., (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

1.      The undersigned is the duly elected President of the Company.

2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

4.      The Advance requested is _____________________.

The undersigned has executed this Certificate this ____ day of
_________________.

MCKENZIE BAY INTERNATIONAL LTD.

By: Name: Title:

SCHEDULED 2.6

MCKENZIE BAY INTERNATIONAL LTD.

The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated April __, 2004 between McKenzie Bay International Ltd.., (the "Company"), and Cornell Capital Partners, LP, (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2004

Signature

Address: City, State, Zip Code:

Print Social Security Number or Taxpayer I.D. Number



=============================
EX10-16

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 6, 2004 by and between MCKENZIE BAY INTERNATIONAL LTD., a Delaware corporation, with its principal office located at 975 Spaulding Avenue Grand Rapids, Michigan 49546 (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

WHEREAS:

A. In connection with the Standby Equity Distribution Agreement by and between the parties hereto of even date herewith (the "Standby Equity Distribution Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Standby Equity Distribution Agreement, to issue and sell to the Investor that number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), which can be purchased pursuant to the terms of the Standby Equity Distribution Agreement for an aggregate purchase
price of up to Fifteen Million   Dollars ($15,000,000) .  Capitalized terms not
defined herein shall have the meaning ascribed to them in the Standby Equity Distribution Agreement.

B. To induce the Investor to execute and deliver the Standby Equity Distribution Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.      DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

b. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

c. "Registrable Securities" means the Investor's Shares, as defined in the Standby Equity Distribution Agreement and shares of Common Stock issuable to Investors pursuant to the Standby Equity Distribution Agreement.

d. "Registration Statement" means a registration statement under the 1933 Act which covers the Registrable Securities.

2.      REGISTRATION.

a. Mandatory Registration. The Company shall prepare and file with the SEC a Registration Statement on Form S-1, SB-2 or on such other form as is available. The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first sale to the Investor of the Company's Common Stock pursuant to the Standby Equity Distribution Agreement.

b. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which the Investor has purchased pursuant to the Standby Equity Distribution Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities which the Investor has purchased pursuant to the Standby Equity Distribution Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefore arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

3.      RELATED OBLIGATIONS.

a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

c. The Company shall furnish to the Investor without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. At the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

h.      The Company shall make available for inspection by (i) the Investor and
(ii) one firm of accountants or other agents retained by the Investor (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

i. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the Principal Market as this term is defined in the Standby Equity Distribution Agreement. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

k. The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

m. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act), as required by law.

n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

4.      OBLIGATIONS OF THE INVESTOR.

The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Standby Equity Distribution Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5.      EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

6.      INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

b. In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.      CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.      REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 6.3 of the Standby Equity Distribution Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9.      AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a written agreement between the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10.     MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:  McKenzie Bay International Ltd.

        975 Spaulding Avenue
        Grand Rapids, MI 49546
        Attention:       Gregory Bakeman
        Telephone:       (616) 940-3800
        Facsimile:      (616) 940-9194

With a copy to: Donald C. Harms, Esq.
        37899 12 Mile Road - Suite 300
        Farmington Hills, MI 48331
        Telephone:      (248) 489-8520
        Facsimile:      (248) 489-4163

If to the Investor, to: Cornell Capital Partners, LP
        101 Hudson Street - Suite 3606
        Jersey City, New Jersey 07302
        Attention:      Mark Angelo
                        Portfolio Manager
        Telephone:      (201) 985-8300
        Facsimile:      (201) 985-8266

With copy to:   Butler Gonzalez LLP
        1416 Morris Avenue - Suite 207
        Union, New Jersey 07083
        Attention:      David Gonzalez, Esq.
        Telephone:      (908) 810-8588
        Facsimile:      (908) 810-0973

Any party may change its address by providing written notice to the other parties hereto at least five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Investor. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. This Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Placement Agent Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Placement Agent Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

        COMPANY:
        MCKENZIE BAY INTERNATIONAL LTD.

        By:     /s/ Gregory N. Bakeman
        Name:    Gregory Bakeman
        Title:    Chief Financial Officer


        INVESTOR:
        CORNELL CAPITAL PARTNERS, LP

        By:     Yorkville Advisors, LLC
        Its:    General Partner

        By:     /s/ Mark Angelo
        Name:   Mark Angelo
        Title:  Portfolio Manager





EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT


INSERT

Attention:

Re:     MCKENZIE BAY INTERNATIONAL LTD.

Ladies and Gentlemen:

We are counsel to McKenzie Bay International Ltd., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") entered into by and between the Company and Cornell Capital Partners, LP (the "Investor") pursuant to which the Company issued to the Investor shares of its Common Stock, par value $.001 per share (the "Common Stock"). Pursuant to the Standby Equity Distribution Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder. In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement. Very truly yours,



By:
cc:     Cornell Capital Partners, LP

=============================================

EX-10.17

MCKENZIE BAY INTERNATIONAL LTD. PLACEMENT AGENT AGREEMENT

Dated as of: April 6, 2004

Spencer Clarke LLC 505 Park Avenue, 4th Floor New York, NY 10022

Ladies and Gentlemen:

The undersigned, McKenzie Bay International Ltd., a Delaware corporation (the "Company"), hereby agrees with Spencer Clarke LLC (the "Placement Agent") and Cornell Capital Partners, LP, a Delaware Limited Partnership (the "Investor"), as follows:

1. Offering. The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the Standby Equity Distribution Agreement dated the date hereof (the "Standby Equity Distribution Agreement"), pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to
Fifteen Million   Dollars ($15,000,000)   of the Company's common stock (the
"Commitment Amount"), par value $.001 per share (the "Common Stock"), at price per share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms.

All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof (the "Registration Rights Agreement"). The documents to be executed and delivered in connection with the Offering, including, but not limited, to the Company's latest Quarterly Report on Form 10-QSB as filed with the United States Securities and Exchange Commission, this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement dated the date hereof (the "Escrow Agreement"), are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock purchased by the Investor hereunder or to be issued in connection with the conversion of any debentures are sometimes referred to hereinafter as the "Securities." The Placement Agent shall not be obligated to sell any Securities.

2.      Compensation.

A. Upon the execution of this Agreement, the Company shall issue to the Placement Agent or its designee shares of the Company's Common Stock in an amount equal to Ten Thousand ($10,000) divided by the volume weighted average price of the Company's Common Stock, as quoted by Bloomberg, LP, on the date hereof (the "Placement Agent's Shares"). The Placement Agent shall be entitled to "piggy-back" registration rights, which shall be triggered upon registration of any shares of Common Stock by the Investor with respect to the Placement Agent's Shares pursuant to the Registration Rights Agreement dated the date hereof.

3.      Representations, Warranties and Covenants of the Placement Agent.

A.      The Placement Agent represents, warrants and covenants as follows:

(i) The Placement Agent has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

(ii) The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or
(c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

(iii) Upon receipt and execution of this Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

(iv) The Placement Agent will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

(v) The Placement Agent is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with the rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

4.      Representations and Warranties of the Company.

A.      The Company represents and warrants as follows:

(i) The execution, delivery and performance of each of this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy. The Securities to be issued pursuant to the transactions contemplated by this Agreement, the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the certificates/instruments representing such Securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

(ii) The Company has a duly authorized, issued and outstanding capitalization as set forth herein and in the Standby Equity Distribution Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein and as described in the Standby Equity Distribution Agreement, dated the date hereof and the agreements described therein. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. As of the date hereof, the authorized capital stock of the Company consists of ___________ shares of Common Stock, par value $____ per share and _____________ shares of Preferred Stock of which ______________ shares of Common Stock and ______________ shares of Preferred Stock were issued and outstanding as of the date thereof.

(iii) The Common Stock to be issued in accordance with this Agreement, the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the certificates/instruments representing such Common Stock will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

(iv) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

(v) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

(vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement, to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Offering Materials except for applicable federal and state securities laws. The Company, since its inception, has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

(vii) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

(viii) Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or Standby Equity Distribution Agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or regulation. Neither the execution and delivery of the Offering Materials nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated in the Offering Materials nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

(ix) Subsequent to the dates as of which information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, the Company has no outstanding obligations to any officer or director of the Company.

(x) There are no claims for services in the nature of a finder's or origination fee, other than Spencer Clarke, with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc.

(xi) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

(xii) Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

(xiii) Subject to the performance by the Placement Agent of its obligations hereunder the offer and sale of the Securities complies, and will continue to comply, in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials.

(xiv) All material taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company, except for those taxes disputed in good faith by the Company

(xv) None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

5.      Representations, Warranties and Covenants of the Investor.

A.      The Investor represents, warrants and covenants as follows:

(i) The Investor has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

(ii) The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Investor is a party or by which the Investor or its properties are bound, or any judgment, decree, order or, to the Investor's knowledge, any statute, rule or regulation applicable to the Investor. This Agreement when executed and delivered by the Investor, will constitute the legal, valid and binding obligations of the Investor, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

(iii) The Investor will promptly forward copies of any and all due diligence questionnaires compiled by the Investor to the Placement Agent.

(iv)    The Investor is an Accredited Investor (as defined under the 1933 Act).

(v) The Investor is acquiring the Securities for the Inventor's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(vi) The Investor acknowledges the Investor's understanding that the offering and sale of the Securities is intended to be exempt from registration under the 1933 Act by virtue of Section 3(b) of the 1933 Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Investor represents and warrants as follows:

(a) The Investor has the financial ability to bear the economic risk of the Investor's investment, has adequate means for providing for the Inventor's current needs and personal contingencies and has no need for liquidity with respect to the Investor's investment in the Company; and

(b) The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. The Inventor also represents it has not been organized for the purpose of acquiring the Securities.

(vii) The Investor has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Investor to evaluate the merits and risks of purchase of the Securities, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. The Investor is not relying on the Placement Agent or any of its affiliates with respect to the accuracy or completeness of the Offering Materials or for any economic considerations involved in this investment.

6.      Certain Covenants and Agreements of the Company.

The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

A. To advise the Placement Agent and the Investor of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Standby Equity Distribution Agreement to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent and the Investor shall reasonably request. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

C. Upon written request, to provide and continue to provide the Placement Agent and the Investor copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

D. To deliver, during the registration period of the Standby Equity Distribution Agreement, to the Investor upon the Investor's request, within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

E.      To comply with the terms of the Offering Materials.

F. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

7.      Indemnification and Limitation of Liability.

A. The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated thereunder (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by the Placement Agent for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 7(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person based upon specific finding of fact that the Placement Agent or such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Company.

B. The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement, or (ii) any false or misleading information provided to the Company in writing by one of the Placement Agent's indemnified persons specifically for inclusion in the Offering Materials.

C. The Investor hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Investor or its officers, employees or representatives in its acting as the Investor for the Offering, (ii) the material breach of any representation, warranty, covenant or agreement made by the Investor in the Offering Materials, or (iii) any false or misleading information provided to the Placement Agent by one of the Investor's indemnified persons.

D. The Placement Agent hereby agrees that it will indemnify and hold the Investor and each officer, director, shareholder, employee or representative of the Investor, and each person controlling, controlled by or under common control with the Investor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement.

E. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 7(A), (B), (C) or (D), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 7(A), (B), (C), or (D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

F. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(A) or 7(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(F), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 7(F), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby.

G. The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

H. The Company hereby waives, to the fullest extent permitted by law, any right to or claim of any punitive, exemplary, incidental, indirect, special, consequential or other damages (including, without limitation, loss of profits) against the Placement Agent and each officer, director, shareholder, employee or representative of the placement agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations arising out of any cause whatsoever (whether such cause be based in contract, negligence, strict liability, other tort or otherwise). Notwithstanding anything to the contrary contained herein, the aggregate liability of the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations shall not exceed the compensation received by the Placement Agent pursuant to
Section 2 hereof. This limitation of liability shall apply regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation.

8.      Payment of Expenses.

The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

9.      Conditions of Closing.

The Closing shall be held at the offices of the Investor or its counsel. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Investor herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the Company or the Investor, as the case may be, as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company and the Investor on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

A. Upon the effectiveness of a registration statement covering the Standby Equity Distribution Agreement, the Investor and the Placement Agent shall receive the opinion of Counsel to the Company, dated as of the date thereof, which opinion shall be in form and substance reasonably satisfactory to the Investor, their counsel and the Placement Agent.

B. At or prior to the Closing, the Investor and the Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business entered into by the Company on the date hereof which has not been disclosed in the Offering Materials or to the Placement Agent in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received;
(iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise) and trade payable debt; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

D. If requested at Closing the Investor and the Placement Agent shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

E. The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

10.     Termination.

This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Standby Equity Distribution Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of the Placement Agent and the obligations of the Company shall survive the termination of this Agreement unabridged.

11.     Miscellaneous.

A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which written notice is given to the others):

If to Placement Agent, to:      Spencer Clarke LLC

        505 Park Avenue, 4th Floor
        New York, NY 10022
        Attention:      Reid Drescher
        Telephone:      (212) 371-2047
        Facsimile:      (212) 446-6191

If to the Company, to:  McKenzie Bay International Ltd.
        975 Spaulding Avenue
        Grand Rapids, MI 49546
        Attention:       Gregory Bakeman
        Telephone:      (616) 940-3800
        Facsimile:      (616) 940-9194

With a copy to: Donald C. Harms, Esq.
        37899 12 Mile Road - Suite 300
        Farmington Hills, MI 48331
        Telephone:      (248) 489-8520
        Facsimile:      (248) 489-4163

If to the Investor:     Cornell Capital Partners, LP
        101 Hudson Street - Suite 3606
        Jersey City, New Jersey 07302
        Attention:      Mark A. Angelo
                        Portfolio Manager
        Telephone:      (201) 985-8300
        Facsimile:      (201) 985-8266

With Copies to: Butler Gonzalez LLP
        1416 Morris Avenue - Suite 207
        Union, New Jersey 07083
        Attention:      David Gonzalez, Esq.
        Facsimile:      (908) 810-0973
        Butler Gonzalez LLP

C. This Agreement shall be governed by and construed in all respects under the laws of the State of Delaware, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New Jersey as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New Jersey and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. COMPANY:

        MCKENZIE BAY INTERNATIONAL LTD.

        By:     /s/ Gregory N. Bakeman
        Name:      Gregory Bakeman
        Title:      Chief Financial Officer


        PLACEMENT AGENT:
        SPENCER CLARKE LLC

        By:     /s/ Reid Drescher
        Name:       Reid Drescher
        Title:      President

        INVESTOR:
        CORNELL CAPITAL PARTNERS, LP

        By:     Yorkville Advisors, LLC
        Its:    General Partner


        By:     /s/ Mark Angelo
        Name:      Mark A. Angelo
        Title:     Portfolio Manager

======================================

EX-10.18
ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of April 6, 2004 by MCKENZIE BAY INTERNATIONAL LTD., a Delaware corporation (the "Company"); CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"); and BUTLER GONZALEZ LLP (the "Escrow Agent").

BACKGROUND

WHEREAS, the Company and the Investor have entered into an Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") dated as of the date hereof, pursuant to which the Investor will purchase the Company's Common Stock, par value $.001 per share (the "Common Stock"), at a price per share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement, for an aggregate price of up to Fifteen Million
Dollars ($15,000,000). The Standby Equity Distribution Agreement provides that on each Advance Date the Investor, as that term is defined in the Standby Equity Distribution Agreement, shall deposit the Advance pursuant to the Advance Notice in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which shall be purchased by the Investor as set forth in the Standby Equity Distribution Agreement, with the Escrow Agent, in order to effectuate a disbursement to the Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Escrow Agent at a closing to be held as set forth in the Standby Equity Distribution Agreement (the "Closing").

WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds and the shares of the Company's Common Stock deposited with it in accordance with the terms of this Agreement.

WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Standby Equity Distribution Agreement, the parties hereto have entered into this Agreement.

NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

1. Definitions. The following terms shall have the following meanings when used herein:

a. "Escrow Funds" shall mean the Advance funds deposited with the Escrow Agent pursuant to this Agreement.

b. "Joint Written Direction" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

c. "Common Stock Joint Written Direction" shall mean a written direction executed by the Investor and the Company directing Investor's Counsel to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

2.      Appointment of and Acceptance by Escrow Agent.

a. The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

b. The Investor and the Company hereby appoint the Escrow Agent to serve as the holder of the shares of the Company's Common Stock which shall be purchased by the Investor. The Escrow Agent hereby accepts such appointment and, upon receipt via D.W.A.C or the certificates representing of the shares of the Company's Common Stock in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

c. The Company hereby acknowledges that the Escrow Agent is counsel to the Investor in connection with the transactions contemplated and referenced herein. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referenced herein, the Escrow Agent shall be permitted to continue to represent the Investor and the Company will not seek to disqualify such counsel.

3.      Creation of Escrow Account/Common Stock Account.

a. On or prior to the date of this Agreement the Escrow Agent shall establish an escrow account for the deposit of the Escrow Funds entitled as follows: McKenzie Bay International Ltd./Cornell Capital Partners, LP. The Investor will wire funds to the account of the Escrow Agent as follows:

Bank:   Wachovia, N.A. of New Jersey
Routing #:      031201467
Account #:      2020000659170
Name on Account:        Butler Gonzalez LLP as Escrow Agent
Name on Sub-Account:    McKenzie Bay International Ltd./Cornell Capital
                        Partners, LP Escrow account

b. On or prior to the date of this Agreement the Escrow Agent shall establish an account for the D.W.A.C. of the shares of Common Stock. The Company will D.W.A.C. shares of the Company's Common Stock to the account of the Escrow Agent as follows:

Brokerage Firm: Crown Financial Group
Clearing House: Fiserv
Account #:      56797702
DTC #:  0632
Name on Account:        Butler Gonzalez LLP Escrow Account

4. Deposits into the Escrow Account. The Investor agrees that it shall promptly deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

5.      Disbursements from the Escrow Account.

a. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Advance and has received such Common Stock via D.W.A.C from the Company which are to be issued to the Investor pursuant to the Standby Equity Distribution Agreement, the Escrow Agent shall notify the Company and the Investor. The Escrow Agent will continue to hold such funds until the Investor and Company execute and deliver a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction at which time the Escrow Agent shall wire the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file. Simultaneous with delivery of the executed Joint Written Direction to the Escrow Agent the Investor and Company shall execute and deliver a Common Stock Joint Written Direction to the Escrow Agent directing the Escrow Agent to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock the Escrow Agent is authorized to rely upon such Common Stock Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Escrow Agent has on file.

In the event the Escrow Agent does not receive the amount of the Advance from the Investor or the shares of Common Stock to be purchased by the Investor from the Company, the Escrow Agent shall notify the Company and the Investor.

In the event that the Escrow Agent has not received the Common Stock to be purchased by the Investor from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by the Escrow Agreement. For purposes of this Agreement, the term "Common Stock certificates" shall mean Common Stock certificates to be purchased pursuant to the respective Advance Notice pursuant to the Standby Equity Distribution Agreement.

6. Deposit of Funds. The Escrow Agent is hereby authorized to deposit the wire transfer proceeds in the Escrow Account.

7.      Suspension of Performance: Disbursement Into Court.

a. Escrow Agent. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or the Common Stock or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

i. Suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

ii. Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

iii. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

8. Investment of Escrow Funds. The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent may retain the Escrow Fund, or such portion thereof, as to which no Joint Written Direction has been received, in a non-interest bearing money market account.

9. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

10.     Liability of Escrow Agent.

a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Standby Equity Distribution Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel and Escrow Agent is hereby authorized to pay such fees and expenses from funds held in escrow.

b. The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

11. Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if
(a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

12. Expenses of Escrow Agent. Except as set forth in Section 11 the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like as outlined in Section 12.4 of the Standby Equity Distribution Agreement dated the date hereof. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

13.     Warranties.

a. The Investor makes the following representations and warranties to the Escrow Agent and Investor's Counsel:

i. The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

ii. This Agreement has been duly approved by all necessary action of the Investor, including any necessary approval of the limited partner of the Investor, has been executed by duly authorized officers of the Investor's general partner, enforceable in accordance with its terms.

iii. The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under the agreement of limited partnership of the Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

iv. Mark A. Angelo has been duly appointed to act as the representative of Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

v. No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

vi. All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

b. The Company makes the following representations and warranties to Escrow Agent and, the Investor:

i. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

ii. This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

iii. The execution, delivery, and performance by the Company of this Escrow Agreement is in accordance with the Standby Equity Distribution Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

iv. Gary Westerholm and/or Gregory Bakeman has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

v. No party other than the parties hereto shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

vi. All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

14. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

15. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivery to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

If to Investor, to:     Cornell Capital Partners, LP
                        101 Hudson Street - Suite 3606
                        Jersey City, New Jersey 07302
        Attention:      Mark Angelo
        Facsimile:      (201) 985-8266

If to Escrow Agent, to: Butler Gonzalez LLP
                        1416 Morris Avenue - Suite 207
                        Union, New Jersey 07083
        Attention:      David Gonzalez, Esq.
        Facsimile:      (908) 810-0973

If to Company, to:      McKenzie Bay International Ltd.
                        975 Spaulding Avenue
                        Grand Rapids, MI 49546
        Attention:      Gregory Bakeman
        Telephone:      (616) 940-3800
        Facsimile:      (616) 940-9194

With a copy to:         Donald C. Harms, Esq.
                        37899 12 Mile Road - Suite 300
                        Farmington Hills, MI 48331
        Telephone:      (248) 489-8520
        Facsimile:      (248) 489-4163

Or to such other address as each party may designate for itself by like notice.

16. Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

17. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

18. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

19. Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

20. Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

21. Execution of Counterparts. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

22. Termination. Upon the first to occur of the termination of the Standby Equity Distribution Agreement dated the date hereof or the disbursement of all amounts in the Escrow Funds and Common Stock into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds or Common Stock.


[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

   MCKENZIE BAY INTERNATIONAL LTD.

        By:     /s/ Gregory N. Bakeman
        Name:      Gregory Bakeman
        Title:      Chief Financial Officer

        CORNELL CAPITAL PARTNERS, LP

        By:     Yorkville Advisors, LLC
        Its:    General Partner

        By:     /s/ Mark Angelo
        Name:   Mark A. Angelo
        Title:  Portfolio Manager


        BUTLER GONZALEZ LLP

        By:     /s/ David Gonzalez
        Name:   David Gonzalez, Esq.
        Title:  Partner

==================================

EX-14.1

CODE OF ETHICS

MCKENZIE BAY COMPANIES

The officers of McKenzie Bay International, Ltd. and its subsidiaries hold an important and elevated role in corporate governance. Each of the officers of the McKenzie Bay companies is involved to some degree in the financial organization of the parent company or its subsidiaries and, therefore, bears a responsibility to the shareholders, the employees of the McKenzie Bay companies and the general public. This Code of Ethics is intended to reflect the high priority which the McKenzie Bay companies place on the ethical conduct of its business throughout the world. Officers of McKenzie Bay International, Ltd. and its subsidiaries are expected to adhere to and advocate the following ethical guidelines:

I.

   All officers shall:

    A. conduct the business of the McKenzie Bay companies fairly, impartially in an ethical and proper manner and in full compliance with all laws and regulations.

    B. approach and handle all relationships with integrity including those with shareholders, customers, suppliers, employees and the communities in which business is conducted.

    C. refrain from any conduct or activity that may raise questions as to the McKenzie Bay companies' honesty or reputation or otherwise cause embarrassment to any of the McKenzie Bay companies.

    D. adopt, practice and advocate the following values:

1. we will be a world-class leader in every aspect of our business.

2. we will always take the high road by practicing the highest ethical standards and by honoring our commitments.

3. we will take personal responsibility for our actions and treat everyone fairly and with trust and respect.

    E. ensure that all employees are encouraged to address questions or concerns regarding any of the McKenzie Bay companies' ethics or standards of conduct with management.

    F. demonstrate personal support for the code of ethics through periodic communication reinforcing these ethical standards throughout the organization.


II.

   The Chief Financial Officer shall:

    A. prohibit and eliminate the appearance or occurrence of conflicts between what is in the best interests of the enterprise and what could result in material personal gain for a member of the financial organization including the Chief Financial Officer.

    B. provide a specific mechanism for members of the finance organization to inform senior management of deviations in practice from policies and procedures governing honest and ethical behavior.

    C. establish reporting systems and procedures to ensure that business transactions are properly authorized and completely and accurately recorded on the books and records of the McKenzie Bay companies in accordance with Generally-Accepted Accounting Principles and established company financial policy.

    D. establish systems and procedures to ensure that the retention or proper disposal of company records will be in accordance with established financial policies and applicable legal and regulatory requirements.

    E. establish systems and procedures to ensure that periodic financial communications and reports will be delivered in a manner that facilitates the highest degree of clarity of content and meaning so that readers and users will quickly and accurately determine their significance and consequence.

    F. establish reporting systems and procedures to monitor the compliance of the finance organization with any applicable federal, state or local statute, regulation or administrative rule.

    G. establish reporting systems and procedures to identify, report and correct in a swift and certain manner any detected deviations from applicable federal, state or local statute or regulation.

III.

  The Corporate Governance Committee shall:

    A. establish and publicize to all employees procedures whereby an employee may confidentially communicate to the Corporate Governance Committee or a member of the Corporate Governance Committee concerning any alleged violations of this Code of Ethics.

    B. establish appropriate procedures for the prompt investigation and disposition of any and all employee communications regarding violations of this Code of Ethics or regarding any harassment of or retaliatory conduct towards an employee who may have previously reported an alleged violation of this Code of Ethics.

    C. promptly submit to the full Board of Directors a report setting forth the allegations received, the investigatory steps taken by the committee, a final judgment by the committee as to whether or not in the opinion of the committee there has been a violation of the Code of Ethics or any harassment or retaliatory action taken toward an employee who has previously submitted correspondence to the committee and if the committee finds that there has been a breach of this Code of Ethics or harassing or retaliatory conduct toward an employee, then its recommendation regarding the appropriate disciplinary action to be taken.
==============================

EX-21.1

                            LISTING OF SUBSIDIARIES
                                       OF
                        MCKENZIE BAY INTERNATIONAL, LTD.
                            As of September 30, 2003
          (excluding inactive subsidiaries, none of which is material)


Great Western Diamond Company   Jurisdiction of Incorporation: Michigan

Lac Dore Mining Inc.            Jurisdiction of Incorporation: federal Canadian
                                corporation

DERMOND INC.                    Jurisdiction of Incorporation: federal Canadian
                                corporation

WindStor Power Co.              Jurisdiction of Incorporation: Michigan
========================

EXHIBIT 32.1
CERTIFICATION

I, Gary L Westerholm, certify that:

(1)     I have reviewed the report;

(2) based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

(3) based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition and results of operations of the issuer as of, and for, the periods presented in the report;

(4)     I and the Principal Financial Officer (the "Signing Officers"):

(A)     are responsible for establishing and maintaining internal controls;

(B) have designed such internal controls to ensure that material information relating to the issuer and its consolidated subsidiaries is made known to such officers by others within those entities, particularly during the period in which the periodic reports are being prepared;

(C) have evaluated the effectiveness of the issuer's internal controls as of a date within 90 days prior to the report; and

(D) have presented in the report their conclusions about the effectiveness of their internal controls based on their evaluation as of that date;

(5) the Signing Officers have disclosed to the issuer's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

(A) all significant deficiencies in the design or operation of internal controls which could adversely affect the issuer's ability to record, process, summarize, and report financial data and have identified for the issuer's auditors any material weaknesses in internal controls; and

(B) any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls; and

(6) the Signing Officers have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 16, 2004
/s/ Gary L. Westerholm
Principal Executive Officer

==================================

EXHIBIT 31.2
CERTIFICATION

I, Gregory N. Bakeman, certify that:

(1) I have reviewed this Annual Report on Form 10-KSB of McKenzie Bay International, Ltd.;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

(4) The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5) The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: April 16, 2004
/s/ Gregory N. Bakeman

Principal Financial Officer

==============================

 Exhibit 32.1 - Certification of CEO and CF0 Section 906

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of McKenzie Bay International, Ltd. (the "Company") on Form 10-KSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Masuda, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
 Section 906 of the Sarbanes- Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

 IN WITNESS WHEREOF, the undersigned has executed this certification as of the 14th day of April 2004.

/s/Gary L. Westerholm
------------------
Gary L. Westerholm
President, Chief Executive         April 16, 2004
Officer and Director
(Principal Executive Officer)

=======================

Exhibit 32.1 - Certification of CEO and CF0 Section 906

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of McKenzie Bay International, Ltd. (the "Company") on Form 10-KSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Masuda, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
 Section 906 of the Sarbanes- Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

 IN WITNESS WHEREOF, the undersigned has executed this certification as of the 14th day of April 2004.


/s/Gregory N. Bakeman
-----------------
Gregory N. Bakeman
Treasurer, Chief Financial          April 16, 2004
 Officer and Director
 (Principal Financial and  Accounting Officer)